UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

Annual Report August 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Intelligent Risk Conservative Allocation Fund	NICAX	NICCX	NICRX	NICIX
Nuveen Intelligent Risk Growth Allocation Fund	NIGAX	NIGCX	NIGRX	NIGIX
Nuveen Intelligent Risk Moderate Allocation Fund	NIDAX	NIMCX	NIMRX	NIMIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accomodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

There may be at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 26, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Intelligent Risk Conservative Allocation Fund

Nuveen Intelligent Risk Growth Allocation Fund

Nuveen Intelligent Risk Moderate Allocation Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager James A. Colon, CFA, has managed the Funds since their inception in May 2012. David R. Wilson, CFA, joined the Funds’ management team in December 2013.

Here the management team discusses economic and equity market conditions, key investment strategies and the Funds’ performance during the twelve-month reporting period ended August 31, 2015.

What factors affected the U.S. economy and markets during the twelve-month reporting period ended August 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting (subsequent to the close of this reporting period), the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s revised estimate, the U.S. economy increased at a 3.9% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP in the second quarter reflected positive contributions from personal consumption expenditures, exports, state and local government spending and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment and nonresidential fixed investment. The Consumer Price Index (CPI) rose 0.2% year-over-year as of August 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of August 2015, the U.S. unemployment rate was 5.1%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for July 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.0% for the twelve months ended July 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and the Organization of the Petroleum Exporting Countries (OPEC’s) refusal to cede market share. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Later in the reporting period, political drama dominated the news including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). By mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by the country’s central bank to prop up the market by cutting interest rates to a record low. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time.

The environment during the reporting period proved to be challenging for the riskier areas of the bond market with corporate bonds, particularly in the high yield area, falling short of Treasuries and the broader bond market. The high yield segment was down nearly 3% as bonds from energy and commodity-related issuers exhibited significant volatility due to the sharp drop in oil prices and uncertainty about base commodity prices. The broader bond market, as measured by the Barclays Aggregate Bond Index, posted a return of 1.56% for the reporting period.

How did the Funds perform during the twelve-month reporting period ended August 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year and since inception periods ended August 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average.

What strategies were used to manage the Funds during the twelve-month reporting period ended August 31, 2015 and how did these strategies influence performance?

We manage each of the three risk categories of our Intelligent Risk Funds (Conservative, Growth and Moderate) using the same investment process. Our goal with each Fund is to provide investors with a stable level of risk that matches their risk tolerance through changing market conditions. Therefore, each Fund targets its own explicit daily volatility range that we believe to be appropriate for its risk category:

Fund	Daily Volatility Target (Annualized)
Nuveen Intelligent Risk Conservative Allocation Fund	3.5% to 7%
Nuveen Intelligent Risk Growth Allocation Fund	12% to 18%
Nuveen Intelligent Risk Moderate Allocation Fund	7% to 12%

6	Nuveen Investments

To keep each Fund’s volatility within its target range, we use our proprietary risk forecasting models to forecast future volatility across asset classes, and in turn, use that information to construct a risk-targeted portfolio. Risk forecasting and portfolio construction processes attempt to limit fluctuations in each portfolio’s volatility primarily by having exposure to a variety of different asset classes and dynamically adjusting exposure to these asset classes. To gain exposure to the various asset classes, the Funds are currently invested in a diverse blend of exchange-traded funds (ETFs) with broad exposures in equities, fixed income, real estate, commodities and cash.

Each Fund’s wide-ranging investable universe gives us the flexibility to reduce exposure to risky assets during periods of high volatility and increase exposure to risky assets during periods of low volatility, while maintaining a stable risk profile. This strategy offers the potential to meet each Fund’s investment objective in a range of economic environments by capitalizing on market upswings, while mitigating risk in down markets. Our goal is to proactively anticipate market volatility to protect investors from unintentionally taking on risk that is inconsistent with each Fund’s respective risk tolerance.

What was the overall volatility environment during the twelve-month reporting period?

Throughout much of the reporting period, annualized volatility remained below historical averages across many asset classes. One notable exception was 20+ year U.S. Treasury volatility, which remained above its historical average for two-thirds of the twelve-month reporting period. Specifically, 20+ year U.S. Treasury volatility averaged 14% and reached as high as 21% during the reporting period, compared to a historical average of 12.6%. Continued and growing debate over the timing and magnitude of future Fed action caused interest rate volatility, which generally translates to total return volatility, especially in longer duration fixed income assets. Aside from a few temporary spikes in high yield fixed income volatility, the volatility of other fixed income asset classes tracked by the investment team remained relatively stable and below their historic averages. By the end of the reporting period, however, the volatility levels of many fixed income asset classes were either close to or above historical averages.

Equity market volatility remained muted for a substantial portion of the twelve-month reporting period until spiking at the end of August due to global growth concerns after China released weak economic growth numbers. Until this point, investors had been experiencing consistently low levels of volatility in equities. For example, U.S. large-cap equity volatility remained below its historical average of 19.6% for 96% of the reporting period, ranging from a low of 8.5% in September 2014 to a high of 33.7% by the end of August 2015. This trend was consistent among the other equity asset classes tracked by the investment team, including U.S. small-cap, international developed and emerging market equities.

In other markets, unstable oil prices affected both the commodities and natural resource markets. Both areas of the market had been well below their historical average volatility levels at the beginning of the reporting period, but saw spikes in volatility in December. After trending back below average levels at the end of February, volatility across real assets spiked at the end of August along with broad equity markets. For example, at the end of the reporting period, natural resource equity volatility stood at 42%, well above its historical average of 27%.

How did the Funds perform and what changes were made to their portfolio allocations during this reporting period ended August 31, 2015?

Nuveen Intelligent Risk Conservative Allocation Fund

During the reporting period, the Nuveen Intelligent Risk Conservative Allocation Fund stayed within its target volatility range 93% of the time. An overweight to more volatile equity asset classes during the first half of the reporting period helped keep the Fund’s volatility within the target range during the low volatility environment. Shareholders should note that the benchmark does not employ the same volatility management strategy as the Fund and therefore the benchmark’s performance was greater than the Fund’s during a period where the Fund had lower exposure than the benchmark to volatile assets that performed well and higher exposure to uncorrelated asset classes such as commodities that performed poorly.

The Fund’s Class A Shares at NAV underperformed the Morningstar index and Lipper average for the twelve-month reporting period ended August 31, 2015. The Morningstar benchmark is heavily concentrated in fixed income and equities, but has very little exposure to real asset categories such as commodities and natural resources. Consequently, when real assets dramatically underperform most other asset classes, as they did during the reporting period, the Fund will tend to underperform the benchmark due to its broader diversification.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

As has historically been the case in this Fund, our team allocated slightly more than half of its assets to fixed income securities on average during the reporting period. Gains in 20+ year U.S. Treasuries and municipal bonds outpaced those of U.S. equities; however, international equities and commodity-based investments continued to be a drag on the Fund’s performance. During the reporting period, 20+ year U.S. Treasuries advanced 5.4% as measured by the Barclays 20+ Year U.S. Treasury Bond Index, posting the largest gain of all the indexes tracked for the Fund. Municipal bonds posted a 2.5% gain, as measured by the Barclays Municipal Bond Index, while U.S. large-cap equities finished the reporting period up just 0.4% as measured by the Russell 1000® Index. As previously mentioned, the largest losses were seen in commodities and natural resources due in large part to oil price volatility. Natural resources, as measured by the S&P North American Natural Resources Index, suffered losses of 35.6% during the reporting period. A diversified blend of commodities, as measured by the Bloomberg Commodity Index, fared only slightly better than natural resources and finished with a loss of 28.1% return during the reporting period.

As volatility in real assets increased, we reduced the Fund’s allocations to real estate, commodities and natural resources. By the end of the reporting period, the Fund had no exposure to natural resource equities, but continued to hold approximately 7% in diversified commodity exposure and an additional 7% in dedicated gold exposure. With the proceeds, we initiated and increased its position in high yield bonds and short-term U.S. Treasuries. At the end of the reporting period, the Fund was markedly more defensive than it was at the beginning of the reporting period, with an overall increase in fixed income assets of 22%. As of August 31, 2015, the Fund was positioned with an underweight to equities and an overweight to fixed income relative to historical levels. Real asset exposure in the Fund was in line with its historical average.

Nuveen Intelligent Risk Growth Allocation Fund

During the reporting period, the Nuveen Intelligent Risk Growth Allocation Fund stayed within its target volatility range 66% of the time. However, if we were to extend the bottom of its 12% to 18% range to 10%, the Fund would have stayed in its volatility range 94% of the time. This indicates that when the Fund was outside of its target range, it was delivering volatility levels below its target range. Shareholders should note that the benchmark does not employ the same volatility management strategy as the Fund and therefore the benchmark’s performance was greater than the Fund’s during a period where the Fund had lower exposure than the benchmark to volatile assets that performed well and higher exposure to uncorrelated asset classes such as commodities that performed poorly.

The Fund’s Class A Shares at NAV underperformed the Morningstar index and Lipper average for the twelve-month reporting period ended August 31, 2015. The Morningstar benchmark is heavily concentrated in equities with a modest allocation to fixed income securities, but has very little exposure to real asset categories such as natural resources and commodities. Consequently, when real assets dramatically underperform most other asset classes, as they did during the reporting period, the Fund will tend to underperform the benchmark due to its broader diversification.

Due to the persistently low volatility levels across asset classes, our team allocated the majority of the Fund’s assets to equities throughout the reporting period. Also, because of the low volatility environment, we did not hold any fixed income investments in the Fund until the end of the reporting period. Although small-cap U.S. equities and large-cap U.S. equities produced minimal gains, U.S. equities were the main positive contributors to the Fund’s return over the past twelve months. Small caps remained flat, returning 0.0% during the reporting period, as measured by the Russell 2000® Index, while large caps gained only 0.4%, as measured by the Russell 1000® Index. However, international developed market and emerging market equities both posted losses, detracting from the Fund’s performance. For example, emerging market equities lost 21.2% during the reporting period, according to the FTSE Emerging Markets Index. Natural resources were the largest detractor of the Fund’s performance with a loss of 35.6% as measured by the S&P North American Natural Resources Index during the reporting period.

The most notable change we made to allocations during the reporting period was to decrease the Fund’s exposure to international developed equities from 32% to 4%. We reallocated most of the proceeds into emerging market equities, which increased from 1% to 21% during the reporting period. Due to the spike in volatility in late August, we initiated a position in long duration U.S. Treasuries at the end of the reporting period. As of August 31, 2015, the Fund was positioned with overweights to equities and fixed income and an underweight to real assets relative to historical levels. Unless the heightened volatility seen at the end of August remains, we expect to continue allocating a substantial amount of the Fund into global equities to capitalize on the supportive environment for higher risk investments.

8	Nuveen Investments

Nuveen Intelligent Risk Moderate Allocation Fund

During the reporting period, the Nuveen Intelligent Risk Moderate Allocation Fund stayed within its target volatility range 96% of the time. An overweight to more volatile asset classes helped keep the Fund’s volatility within the target range. Shareholders should note that the benchmark does not employ the same volatility management strategy as the Fund and therefore the benchmark’s performance was greater than the Fund’s during a period where the Fund had lower exposure than the benchmark to volatile assets that performed well and higher exposure to uncorrelated asset classes such as commodities that performed poorly.

The Fund’s Class A Shares at NAV underperformed the Morningstar index and Lipper average for the twelve-month reporting period ended August 31, 2015. The Morningstar benchmark is heavily concentrated in equities followed by fixed income securities, but has very little exposure to real asset categories such as commodities and natural resources. Consequently, when real assets dramatically underperform most other asset classes, as they did during the reporting period, the Fund will tend to underperform the benchmark due to its broader diversification.

We maintained the Fund’s relatively large allocation to global equities and commodities and a reduced allocation to fixed income during the reporting period. By concentrating the Fund’s exposures in more volatile asset classes, we were able to keep volatility consistently within its target range. At the end of the reporting period, volatility spiked due to global growth concerns, and we increased allocations in defensive fixed income assets to keep overall portfolio volatility within its target range.

Our allocations to large-cap U.S. equities and long duration U.S. Treasuries in the Fund benefited investors, while allocations to commodities and natural resources hindered performance. U.S. large-cap equities finished the reporting period up 0.4% as measured by the Russell 1000® Index and long duration U.S. Treasuries gained 5.4%, according to the Barclays 20+ Year U.S. Treasury Bond Index. However, allocations to commodities and natural resources, which we use to help diversify risk in the Fund, did prove to be a drag on performance. The commodities asset class finished the reporting period with a loss of 28.1% return as measured by Bloomberg Commodity Index, while natural resources lost 35.6% during the reporting period, as measured by the S&P North American Natural Resources Index. Although the Fund’s exposure to gold varied throughout the reporting period, that asset class also declined and ended the reporting period down almost 12%, according to Bloomberg.

Our team began increasing the Fund’s exposure to long duration U.S. Treasuries early in the reporting period. By the end of the reporting period, the Fund had a target allocation of approximately 21% to long duration U.S. Treasuries, which benefited investors. While we did decrease overall exposure to real assets, the Fund continued to hold approximately 14% in dedicated gold exposure, 9% in commodities and 4% in natural resources at the end of the reporting period. We maintained the Fund’s meaningful exposure to gold as a hedge against substantial global market declines, geopolitical events and unexpected inflation.

While we prefer to balance risk across the Fund’s asset classes, the low volatility environment suggested that riskier asset classes, such as equities, would perform well and help keep the Fund within its target volatility range of 7% to 12%. Due to heightened volatility at the end of the reporting period, the Fund ended the reporting period positioned somewhat more defensively than it was at the beginning of the reporting period. As of August 31, 2015, the Fund was positioned with underweights to equities and real assets and an overweight to fixed income relative to historical levels.

Nuveen Investments	9

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Funds will achieve their investment objectives and the portfolio managers’ asset allocation decisions may adversely affect Fund performance. Each Fund is exposed to the risks of the underlying derivative instruments, ETFs, municipal bonds, corporate bonds, foreign government bonds, equity securities, commodities, real estate, asset-backed securities, mortgage-backed securities, inflation-protected securities and short-term securities that may be held in the portfolio. These risks include market risk, frequent trading risk, index methodology risk, other investment companies risk, liquidity risk, interest rate risk, and credit risk. As interest rates rise, bond prices fall. The credit risk and liquidity risk is heightened for non-investment grade or high-yield securities. The use of derivatives involves substantial financial risks and transaction costs. Commodities may be highly volatile and foreign investments are subject to additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. In addition, each Fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Dividend Information for Nuveen Intelligent Risk Conservation Allocation Fund

Nuveen Intelligent Risk Conservative Allocation Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects the Fund’s past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, it may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders. As of August 31, 2015, Nuveen Intelligent Risk Conservative Allocation Fund had a zero UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

During the fiscal year end August 31, 2015, market fluctuations caused uneven income flows that in turn resulted in lower-than-expected net investment income for the Nuveen Intelligent Risk Conservative Allocation Fund. As a result, the Fund paid out more in its monthly dividends than the amount of its net investment income; as a further result, the Fund later re-characterized a portion of the regular monthly distributions for each class of the Fund’s shares, as outlined in the following table, as capital gains. The Fund also paid a separate capital gain distribution during the year.

The following table presents the regular, monthly distributions for the Nuveen Intelligent Risk Conservative Allocation Fund for the fiscal year ended August 31, 2015. The final determination of the source and characteristics of all distributions will be made in early 2016 and reported to shareholders on Form 1099-DIV at that time.

Nuveen Intelligent Risk Conservative Allocation Fund

For year ended August 31, 2015	Class A Shares	Class C Shares	Class R3 Shares	Class I Shares
Cumulative regular monthly distribution, per share:
From net investment income	$0.16	$0.01	$0.11	$0.21
From net realized capital gains	0.10	0.10	0.10	0.10
Return of capital	–	–	–	–
Total	$0.26	$0.11	$0.21	$0.31

For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

10	Nuveen Investments

Dividend Information for Nuveen Intelligent Risk Moderate Allocation Fund

Nuveen Intelligent Risk Moderate Allocation Fund pays quarterly dividends out of its income earned, net of expenses (net investment income). During the current fiscal period, dividend payments earned by the Fund were re-characterized by the ETFs in which the Fund invests as either a capital gain distribution or a return of capital. Due to the ETF re-characterization, the Fund distributed an amount greater than its net investment income, which resulted in the Fund re-characterizing a portion of its regular quarterly distributions for each class of the Fund’s shares as capital gains or a return of capital, as presented in the table below.

The following table presents the regular, quarterly distributions for the Nuveen Intelligent Risk Moderate Allocation Fund for the fiscal year ended August 31, 2015. The final determination of the source and characteristics of all distributions will be made in early 2016 and reported to shareholders on Form 1099-DIV at that time.

Nuveen Intelligent Risk Moderate Allocation Fund

For year ended August 31, 2015	Class A Shares	Class C Shares	Class R3 Shares	Class I Shares
Cumulative quarterly distribution, per share:
From net investment income	$0.14	$0.02	$0.10	$0.18
From net realized capital gains	0.08	0.08	0.08	0.08
Return of capital	0.04	0.04	0.04	0.04
Total	$0.26	$0.14	$0.22	$0.30

For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6—Income Tax Information within the Notes to Financial Statements of this report.

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12	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Intelligent Risk Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(8.06)%	(0.06)%
Class A Shares at maximum Offering Price	(13.33)%	(1.82)%
Morningstar Moderately Conservative Target Risk Index	(2.48)%	4.72%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average	(2.38)%	4.20%

Class C Shares	(8.75)%	(0.81)%
Class R3 Shares	(8.32)%	(0.33)%
Class I Shares	(7.84)%	0.18%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(5.19)%	(0.37)%
Class A Shares at maximum Offering Price	(10.63)%	(2.08)%
Class C Shares	(5.90)%	(1.12)%
Class R3 Shares	(5.46)%	(0.64)%
Class I Shares	(4.96)%	(0.14)%

Since inception returns are from 5/04/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	4.43%	4.44%	4.61%	3.39%
Net Expense Ratios*	1.25%	2.00%	1.50%	1.00%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.71% of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.32%, which reflect the fees and expenses of the exchange-traded funds in which the Fund invests.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Intelligent Risk Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(16.88)%	0.49%
Class A Shares at maximum Offering Price	(21.67)%	(1.28)%
Morningstar Moderately Aggressive Target Risk Index	(4.68)%	8.26%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average	(3.51)%	9.45%

Class C Shares	(17.46)%	(0.26)%
Class R3 Shares	(17.06)%	0.24%
Class I Shares	(16.63)%	0.74%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(15.33)%	(0.71)%
Class A Shares at maximum Offering Price	(20.19)%	(2.42)%
Class C Shares	(15.98)%	(1.45)%
Class R3 Shares	(15.55)%	(0.97)%
Class I Shares	(15.10)%	(0.47)%

Since inception returns are from 5/04/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	3.77%	4.62%	4.16%	3.15%
Net Expense Ratios*	1.18%	1.93%	1.43%	0.93%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.71% of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.25%, which reflect the fees and expenses of the exchange-traded funds in which the Fund invests.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Intelligent Risk Moderate Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(11.30)%	0.12%
Class A Shares at maximum Offering Price	(16.40)%	(1.64)%
Morningstar Moderate Target Risk Index	(3.66)%	6.52%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average	(3.25)%	6.33%

Class C Shares	(11.94)%	(0.62)%
Class R3 Shares	(11.50)%	(0.14)%
Class I Shares	(11.02)%	0.38%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(7.31)%	(0.40)%
Class A Shares at maximum Offering Price	(12.63)%	(2.12)%
Class C Shares	(8.01)%	(1.15)%
Class R3 Shares	(7.50)%	(0.66)%
Class I Shares	(7.09)%	(0.17)%

Since inception returns are from 5/04/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	4.20%	4.72%	4.23%	3.21%
Net Expense Ratios*	1.26%	2.01%	1.51%	1.01%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.71% of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	The expense ratios include acquired fund fees and expenses of 0.33%, which reflect the fees and expenses of the exchange-traded funds in which the Fund invests.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Holding

Summaries as of August 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

Nuveen Intelligent Risk Conservative Allocation Fund

Fund Allocation

(% of net assets)

Exchange-Traded Commodity Funds	14.7%
Exchange-Traded Equity Funds	22.7%
Exchange-Traded Fixed Income Funds	62.4%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Exchange-Traded Commodity Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
PowerShares DB Commodity Index Tracking Fund	7.4%	(37.01)%
PowerShares DB Gold Fund	7.3%	(13.30)%

Exchange-Traded Equity Funds
iShares® Russell 1000® Index Fund	6.9%	0.29%
iShares® Russell 2000® Index Fund	5.8%	0.11%
Vanguard FTSE Developed Markets ETF	5.2%	(7.99)%
Vanguard REIT ETF	4.8%	(0.22)%

Exchange-Traded Fixed Income Funds
iShares® Barclays 1-3 Year Treasury Bond Fund	8.0%	0.68%
iShares® Barclays 20+ Year Treasury Bond Fund	10.6%	5.31%
iShares® National AMT-Free Municipal Bond Fund	25.8%	1.88%
iShares® TIPS Bond ETF	1.5%	(2.88)%
SPDR® Barclays Capital High Yield Bond Fund	16.5%	(5.42)%

20	Nuveen Investments

Nuveen Intelligent Risk Growth Allocation Fund

Fund Allocation

(% of net assets)

Exchanged-Traded Commodity Funds	8.8%
Exchange-Traded Equity Funds	83.9%
Exchange-Traded Fixed Income Funds	7.7%
Money Market Funds	0.0%
Other Assets Less Liabilities	(0.4)%
Net Assets	100%

Exchange-Traded Commodity Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
PowerShares DB Gold Fund	8.8%	(13.30)%

Exchange-Traded Equity Funds
iShares® Russell 1000® Index Fund	9.1%	0.29%
iShares® Russell 2000® Index Fund	29.3%	0.11%
iShares® S&P North American Natural Resources Sector Index Fund	20.5%	(34.22)%
Vanguard FTSE Developed Markets ETF	4.0%	(7.99)%
Vanguard FTSE Emerging Markets ETF	21.0%	(21.52)%

Exchange-Traded Fixed Income Funds
iShares® Barclays 20+ Year Treasury Bond Fund	7.7%	5.31%

Nuveen Investments	21

Holding Summaries as of August 31, 2015 (continued)

Nuveen Intelligent Risk Moderate Allocation Fund

Fund Allocation

(% of net assets)

Exchange-Traded Commodity Funds	22.0%
Exchange-Traded Equity Funds	51.5%
Exchange-Traded Fixed Income Funds	26.0%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Exchange-Traded Commodity Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
PowerShares DB Commodity Index Tracking Fund	8.5%	(37.01)%
PowerShares DB Gold Fund	13.5%	(13.30)%

Exchange-Traded Equity Funds
iShares® Russell 1000® Index Fund	13.4%	0.29%
iShares® Russell 2000® Index Fund	12.0%	0.11%
iShares® S&P North American Natural Resources Sector Index Fund	3.9%	(34.22)%
Vanguard FTSE Developed Markets ETF	10.6%	(7.99)%
Vanguard FTSE Emerging Markets ETF	6.7%	(21.52)%
Vanguard REIT ETF	4.9%	(0.22)%

Exchange-Traded Fixed Income Funds
iShares® Barclays 20+ Year Treasury Bond Fund	20.6%	5.31%
iShares® National AMT-Free Municipal Bond Fund	4.0%	1.88%
iShares® TIPS Bond ETF	1.4%	(2.88)%

22	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2015.

The beginning of the period is March 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Funds bear directly; the Funds indirectly bear a pro rata share of the fees and expenses of the exchange-traded funds in which the Funds invest. Because the exchange-traded funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These exchange-traded fund fees and expenses are not included in the expenses shown in the tables.

Nuveen Intelligent Risk Conservative Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$941.40	$937.60	$940.10	$942.50
Expenses Incurred During Period	$4.50	$8.16	$5.72	$3.28
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.57	$1,016.79	$1,019.31	$1,021.83
Expenses Incurred During Period	$4.69	$8.49	$5.96	$3.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.92%, 1.67%, 1.17% and 0.67% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	23

Expense Examples (continued)

Nuveen Intelligent Risk Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$872.80	$869.70	$871.70	$873.80
Expenses Incurred During Period	$4.34	$7.87	$5.57	$3.16
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.57	$1,016.79	$1,019.26	$1,021.83
Expenses Incurred During Period	$4.69	$8.49	$6.01	$3.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.92%, 1.67%, 1.18% and 0.67% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Intelligent Risk Moderate Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$899.20	$895.80	$898.00	$900.80
Expenses Incurred During Period	$4.40	$7.98	$5.60	$3.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.57	$1,016.79	$1,019.31	$1,021.83
Expenses Incurred During Period	$4.69	$8.49	$5.96	$3.41

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.92%, 1.67%, 1.17% and 0.67% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

24	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Intelligent Risk Conservative Allocation Fund, Nuveen Intelligent Risk Growth Allocation Fund and Nuveen Intelligent Risk Moderate Allocation Fund (each a series of the Nuveen Investment Trust, hereinafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

October 28, 2015

Nuveen Investments	25

Nuveen Intelligent Risk Conservative Allocation Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 99.8%

	EXCHANGE-TRADED FUNDS – 99.8%

	Commodity Funds – 14.7%

4,741	PowerShares DB Commodity Index Tracking Fund, (3)	$74,386

1,973	PowerShares DB Gold Fund, (3)	73,494
	Total Commodity Funds	147,880

	Equity Funds – 22.7%

633	iShares® Russell 1000® Index Fund	70,035

506	iShares® Russell 2000® Index Fund	58,291

1,400	Vanguard FTSE Developed Markets ETF	52,248

660	Vanguard REIT ETF	48,860
	Total Equity Funds	229,434

	Fixed Income Funds – 62.4%

950	iShares® Barclays 1-3 Year Treasury Bond Fund	80,541

882	iShares® Barclays 20+ Year Treasury Bond Fund	107,092

2,394	iShares® National AMT-Free Municipal Bond Fund	260,564

133	iShares® TIPS Bond ETF	14,840

4,499	SPDR Barclays Capital High Yield Bond Fund	166,508
	Total Fixed Income Funds	629,545
	Total Long-Term Investments (cost $995,501)	1,006,859
	Other Assets Less Liabilities – 0.2%	1,593
	Net Assets – 100%	$1,008,452

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

26	Nuveen Investments

Nuveen Intelligent Risk Growth Allocation Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 100.4%

	EXCHANGE-TRADED FUNDS – 100.4%

	Commodity Funds – 8.8%

3,344	PowerShares DB Gold Fund, (3)	$124,564

	Equity Funds – 83.9%

1,163	iShares® Russell 1000® Index Fund	128,674

3,606	iShares® Russell 2000® Index Fund	415,411

9,164	iShares® S&P North American Natural Resources Sector Index Fund	291,415

1,531	Vanguard FTSE Developed Markets ETF	57,137

8,604	Vanguard FTSE Emerging Markets ETF	297,182
	Total Equity Funds	1,189,819

	Fixed Income Funds – 7.7%

896	iShares® Barclays 20+ Year Treasury Bond Fund	108,793
	Total Long-Term Investments (cost $1,445,534)	1,423,176

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.0%

	Money Market Funds – 0.0%

431	First American Treasury Obligations Fund, Class Z, 0.000%, (4)	$431
	Total Short-Term Investments (cost $431)	431
	Total Investments (cost $1,445,965) – 100.4%	1,423,607
	Other Assets Less Liabilities – (0.4)%	(5,645)
	Net Assets – 100%	$1,417,962

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

See accompanying notes to financial statements.

Nuveen Investments	27

Nuveen Intelligent Risk Moderate Allocation Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 99.5%

	EXCHANGE-TRADED FUNDS – 99.5%

	Commodity Funds – 22.0%

13,660	PowerShares DB Commodity Index Tracking Fund, (3)	$214,325

9,130	PowerShares DB Gold Fund, (3)	340,093
	Total Commodity Funds	554,418

	Equity Funds – 51.5%

3,040	iShares® Russell 1000® Index Fund	336,346

2,628	iShares® Russell 2000® Index Fund	302,746

3,125	iShares® S&P North American Natural Resources Sector Index Fund	99,375

7,143	Vanguard FTSE Developed Markets ETF	266,577

4,918	Vanguard FTSE Emerging Markets ETF	169,868

1,649	Vanguard REIT ETF	122,075
	Total Equity Funds	1,296,987

	Fixed Income Funds – 26.0%

4,270	iShares® Barclays 20+ Year Treasury Bond Fund	518,462

930	iShares® National AMT-Free Municipal Bond Fund	101,221

301	iShares® TIPS Bond ETF	33,586
	Total Fixed Income Funds	653,269
	Total Long-Term (cost $2,478,369)	2,504,674
	Other Assets Less Liabilities – 0.5%	11,560
	Net Assets – 100%	$2,516,234

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the exchange-traded funds in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of

Assets and Liabilities	August 31, 2015

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Assets
Long-term investments, at value (cost $995,501, $1,445,534 and $2,478,369, respectively)	$1,006,859	$1,423,176	$2,504,674
Short-term investments, at value (cost approximates value)	—	431	—
Receivable for:
Investments sold	28,810	—	20,657
Reimbursement from Adviser	6,602	6,885	5,874
Shares sold	295	497	2,107
Other assets	19,837	19,835	19,833
Total assets	1,062,403	1,450,824	2,553,145
Liabilities
Cash overdraft	23,946	—	7,031
Payable for:
Dividends	1,085	—	—
Shares redeemed	35	—	—
Accrued expenses:
12b-1 distribution and service fees	113	200	494
Professional fees	21,190	21,205	21,219
Shareholder reporting expenses	6,516	10,443	7,043
Trustees fees	4	7	10
Other	1,062	1,007	1,114
Total liabilities	53,951	32,862	36,911
Net assets	$1,008,452	$1,417,962	$2,516,234
Class A Shares
Net assets	$155,980	$380,562	$881,814
Shares outstanding	9,188	21,009	47,424
Net asset value (“NAV”) per share	$16.98	$18.11	$18.59
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$18.02	$19.21	$19.72
Class C Shares
Net assets	$67,091	$109,101	$314,340
Shares outstanding	3,954	6,054	17,054
NAV and offering price per share	$16.97	$18.02	$18.43
Class R3 Shares
Net assets	$42,428	$45,197	$46,361
Shares outstanding	2,500	2,500	2,500
NAV and offering price per share	$16.97	$18.08	$18.54
Class I Shares
Net assets	$742,953	$883,102	$1,273,719
Shares outstanding	43,764	48,677	68,385
NAV and offering price per share	$16.98	$18.14	$18.63
Net assets consist of:
Capital paid-in	$1,038,768	$1,519,727	$2,551,457
Undistributed (Over-distribution of) net investment income	(1,272)	7,875	—
Accumulated net realized gain (loss)	(40,402)	(87,282)	(61,528)
Net unrealized appreciation (depreciation)	11,358	(22,358)	26,305
Net assets	$1,008,452	$1,417,962	$2,516,234
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of

Operations	Year Ended August 31, 2015

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Investment Income	$27,312	$37,935	$39,895
Expenses
Management fees	9,138	14,952	17,512
12b-1 service fees – Class A Shares	516	1,348	1,239
12b-1 distribution and service fees – Class C Shares	1,023	1,315	3,298
12b-1 distribution and service fees – Class R3 Shares	231	261	256
Shareholder servicing agent fees	929	1,116	1,053
Custodian fees	7,964	7,789	7,949
Trustees fees	278	301	311
Professional fees	26,691	26,865	26,889
Shareholder reporting expenses	13,227	19,488	6,459
Federal and state registration fees	58,771	58,778	58,779
Other	1,916	1,918	1,927
Total expenses before fee waiver/expense reimbursement	120,684	134,131	125,672
Fee waiver/expense reimbursement	(110,853)	(118,017)	(105,432)
Net expenses	9,831	16,114	20,240
Net investment income (loss)	17,481	21,821	19,655
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	25,329	(38,943)	(33,891)
Distributions from exchange-traded funds	7	246	—
Total net realized gain (loss)	25,336	(38,697)	(33,891)
Change in net unrealized appreciation (depreciation) of investments	(147,051)	(379,444)	(312,519)
Net realized and unrealized gain (loss)	(121,715)	(418,141)	(346,410)
Net increase (decrease) in net assets from operations	$(104,234)	$(396,320)	$(326,755)

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of

Changes in Net Assets

	Intelligent Risk Conservative Allocation		Intelligent Risk Growth Allocation
	Year Ended 8/31/15	Year Ended 8/31/14	Year Ended 8/31/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$17,481	$53,103	$21,821	$56,824
Total net realized gain (loss)	25,336	102,287	(38,697)	145,674
Change in net unrealized appreciation (depreciation) of investments	(147,051)	186,352	(379,444)	278,771
Net increase (decrease) in net assets from operations	(104,234)	341,742	(396,320)	481,269
Distributions to Shareholders
From net investment income:
Class A Shares	(1,736)	(4,054)	(14,633)	(2,885)
Class C Shares	(67)	(616)	(2,799)	(363)
Class R3 Shares	(271)	(542)	(1,429)	(378)
Class I Shares	(9,248)	(48,098)	(34,330)	(20,312)
From accumulated net realized gains:
Class A Shares	(29,804)	—	(39,547)	—
Class C Shares	(11,989)	—	(8,055)	—
Class R3 Shares	(5,313)	—	(3,398)	—
Class I Shares	(97,262)	—	(106,180)	—
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(155,690)	(53,310)	(210,371)	(23,938)
Fund Share Transactions
Proceeds from sale of shares	133,816	3,562,195	247,543	3,757,395
Proceeds from shares issued to shareholders due to reinvestment of distributions	38,596	4,652	109,045	11,885
	172,412	3,566,847	356,588	3,769,280
Cost of shares redeemed	(361,314)	(3,697,970)	(1,058,636)	(3,780,184)
Net increase (decrease) in net assets from Fund share transactions	(188,902)	(131,123)	(702,048)	(10,904)
Net increase (decrease) in net assets	(448,826)	157,309	(1,308,739)	446,427
Net assets at the beginning of period	1,457,278	1,299,969	2,726,701	2,280,274
Net assets at the end of period	$1,008,452	$1,457,278	$1,417,962	$2,726,701
Undistributed (Over-distribution of) net investment income at the end of period	$(1,272)	$(3,232)	$7,875	$39,245

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Changes in Net Assets (continued)

	Intelligent Risk Moderate Allocation
	Year Ended 8/31/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$19,655	$43,380
Total net realized gain (loss)	(33,891)	150,881
Change in net unrealized appreciation (depreciation) of investments	(312,519)	318,602
Net increase (decrease) in net assets from operations	(326,755)	512,863
Distributions to Shareholders
From net investment income:
Class A Shares	(1,651)	(6,020)
Class C Shares	(107)	(1,633)
Class R3 Shares	(232)	(529)
Class I Shares	(12,511)	(42,922)
From accumulated net realized gains:
Class A Shares	(15,794)	—
Class C Shares	(12,129)	—
Class R3 Shares	(2,270)	—
Class I Shares	(57,200)	—
Return of capital:
Class A Shares	(1,028)	—
Class C Shares	(677)	—
Class R3 Shares	(104)	—
Class I Shares	(2,874)	—
Decrease in net assets from distributions to shareholders	(106,577)	(51,104)
Fund Share Transactions
Proceeds from sale of shares	962,351	3,644,121
Proceeds from shares issued to shareholders due to reinvestment of distributions	51,217	18,350
	1,013,568	3,662,471
Cost of shares redeemed	(628,442)	(4,110,875)
Net increase (decrease) in net assets from Fund share transactions	385,126	(448,404)
Net increase (decrease) in net assets	(48,206)	13,355
Net assets at the beginning of period	2,564,440	2,551,085
Net assets at the end of period	$2,516,234	$2,564,440
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—

See accompanying notes to financial statements.

32	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	33

Financial

Highlights

Intelligent Risk Conservative Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest ment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (5/12)
2015	$20.89	$0.25	$(1.88)	$(1.63)	$(0.16)	$(2.12)	$—	$(2.28)	$16.98
2014	19.24	0.26	1.66	1.92	(0.27)	—	—	(0.27)	20.89
2013	20.33	0.27	(0.95)	(0.68)	(0.37)	—	(0.04)	(0.41)	19.24
2012(d)	20.00	0.10	0.33	0.43	(0.10)	—	—	(0.10)	20.33
Class C (5/12)
2015	20.87	0.12	(1.89)	(1.77)	(0.01)	(2.12)	—	(2.13)	16.97
2014	19.22	0.12	1.65	1.77	(0.12)	—	—	(0.12)	20.87
2013	20.32	0.15	(0.99)	(0.84)	(0.23)	—	(0.03)	(0.26)	19.22
2012(d)	20.00	0.05	0.34	0.39	(0.07)	—	—	(0.07)	20.32
Class R3 (5/12)
2015	20.88	0.20	(1.88)	(1.68)	(0.11)	(2.12)	—	(2.23)	16.97
2014	19.22	0.21	1.67	1.88	(0.22)	—	—	(0.22)	20.88
2013	20.33	0.28	(1.03)	(0.75)	(0.32)	—	(0.04)	(0.36)	19.22
2012(d)	20.00	0.09	0.33	0.42	(0.09)	—	—	(0.09)	20.33
Class I (5/12)
2015	20.89	0.30	(1.88)	(1.58)	(0.21)	(2.12)	—	(2.33)	16.98
2014	19.24	0.32	1.65	1.97	(0.32)	—	—	(0.32)	20.89
2013	20.34	0.38	(1.03)	(0.65)	(0.40)	—	(0.05)	(0.45)	19.24
2012(d)	20.00	0.12	0.33	0.45	(0.11)	—	—	(0.11)	20.34

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Investment Income (Loss)	Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(8.06)%	$156	10.02%		(7.74)%	0.92%		1.36%		110%
10.05	310	4.11		(1.89)	0.93		1.30		188
(3.44)	290	9.95		(7.66)	0.93		1.36		111
2.17	71	7.34	*	(4.84)*	0.93	*	1.57	*	25

(8.75)	67	11.11		(8.78)	1.67		0.66		110
9.23	136	4.12		(1.85)	1.68		0.60		188
(4.22)	81	10.04		(7.60)	1.68		0.77		111
1.94	51	7.95	*	(5.45)*	1.68	*	0.83	*	25

(8.32)	42	10.45		(8.17)	1.17		1.11		110
9.82	52	4.29		(2.06)	1.18		1.05		188
(3.78)	48	9.32		(6.74)	1.18		1.40		111
2.11	51	7.46	*	(4.95)*	1.18	*	1.33	*	25

(7.84)	743	9.96		(7.68)	0.67		1.60		110
10.31	959	3.07		(0.82)	0.68		1.57		188
(3.26)	881	8.87		(6.31)	0.68		1.89		111
2.27	880	6.97	*	(4.47)*	0.68	*	1.82	*	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 4, 2012 (commencement of operations) through August 31, 2012.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (continued)

Intelligent Risk Growth Allocation Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/12)
2015	$24.03	$0.23		$(4.16)	$(3.93)	$(0.63)	$(1.36)	$(1.99)	$18.11
2014	21.28	0.24		2.72	2.96	(0.21)	—	(0.21)	24.03
2013	20.16	0.25		1.04	1.29	(0.17)	—	(0.17)	21.28
2012(d)	20.00	0.05		0.11	0.16	—	—	—	20.16
Class C (5/12)
2015	23.89	0.09		(4.14)	(4.05)	(0.46)	(1.36)	(1.82)	18.02
2014	21.17	0.10		2.66	2.76	(0.04)	—	(0.04)	23.89
2013	20.11	0.08		1.06	1.14	(0.08)	—	(0.08)	21.17
2012(d)	20.00	—	**	0.11	0.11	—	—	—	20.11
Class R3 (5/12)
2015	23.98	0.17		(4.14)	(3.97)	(0.57)	(1.36)	(1.93)	18.08
2014	21.24	0.21		2.68	2.89	(0.15)	—	(0.15)	23.98
2013	20.14	0.18		1.06	1.24	(0.14)	—	(0.14)	21.24
2012(d)	20.00	0.04		0.10	0.14	—	—	—	20.14
Class I (5/12)
2015	24.06	0.26		(4.13)	(3.87)	(0.69)	(1.36)	(2.05)	18.14
2014	21.31	0.30		2.71	3.01	(0.26)	—	(0.26)	24.06
2013	20.18	0.27		1.07	1.34	(0.21)	—	(0.21)	21.31
2012(d)	20.00	0.07		0.11	0.18	—	—	—	20.18

36	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Investment Income (Loss)	Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(16.88)%	$381	7.03%		(5.02)%	0.92%		1.08%		103%
13.95	603	3.52		(1.56)	0.93		1.03		166
6.46	399	7.39		(5.26)	0.93		1.21		105
0.80	50	7.41	*	(5.66)*	0.93	*	0.82	*	25

(17.46)	109	7.89		(5.81)	1.67		0.41		103
13.06	190	4.37		(2.27)	1.68		0.42		166
5.66	167	8.20		(6.12)	1.68		0.40		105
0.55	50	8.16	*	(6.41)*	1.68	*	0.07	*	25

(17.06)	45	7.36		(5.37)	1.17		0.82		103
13.66	60	3.91		(1.83)	1.18		0.90		166
6.19	53	8.09		(6.05)	1.18		0.86		105
0.70	50	7.66	*	(5.91)*	1.18	*	0.57	*	25

(16.63)	883	6.64		(4.75)	0.67		1.22		103
14.21	1,873	2.90		(0.92)	0.68		1.30		166
6.68	1,661	7.45		(5.50)	0.68		1.27		105
0.90	857	7.16	*	(5.42)*	0.68	*	1.07	*	25

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 4, 2012 (commencement of operations) through August 31, 2012.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (continued)

Intelligent Risk Moderate Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (5/12)
2015	$22.12	$0.15		$(2.59)	$(2.44)	$(0.14)	$(0.91)	$(0.04)	$(1.09)	$18.59
2014	20.06	0.19		2.13	2.32	(0.26)	—	—	(0.26)	22.12
2013	20.66	0.24		(0.62)	(0.38)	(0.22)	—	—	(0.22)	20.06
2012(d)	20.00	0.04		0.62	0.66	—	—	—	—	20.66
Class C (5/12)
2015	21.97	(0.01)		(2.56)	(2.57)	(0.02)	(0.91)	(0.04)	(0.97)	18.43
2014	19.94	0.03		2.12	2.15	(0.12)	—	—	(0.12)	21.97
2013	20.61	0.06		(0.60)	(0.54)	(0.13)	—	—	(0.13)	19.94
2012(d)	20.00	—	**	0.61	0.61	—	—	—	—	20.61
Class R3 (5/12)
2015	22.07	0.12		(2.60)	(2.48)	(0.10)	(0.91)	(0.04)	(1.05)	18.54
2014	20.02	0.13		2.13	2.26	(0.21)	—	—	(0.21)	22.07
2013	20.64	0.18		(0.61)	(0.43)	(0.19)	—	—	(0.19)	20.02
2012(d)	20.00	0.04		0.60	0.64	—	—	—	—	20.64
Class I (5/12)
2015	22.14	0.23		(2.61)	(2.38)	(0.18)	(0.91)	(0.04)	(1.13)	18.63
2014	20.08	0.21		2.17	2.38	(0.32)	—	—	(0.32)	22.14
2013	20.68	0.27		(0.61)	(0.34)	(0.26)	—	—	(0.26)	20.08
2012(d)	20.00	0.07		0.61	0.68	—	—	—	—	20.68

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Investment Income (Loss)	Expenses(e)		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(11.30)%	$882	5.28%		(3.63)%	0.92%		0.72%		133%
11.67	367	3.87		(2.03)	0.93		0.91		155
(1.87)	631	6.75		(4.62)	0.93		1.21		126
3.30	98	7.40	*	(5.86)*	0.93	*	0.60	*	21

(11.94)	314	6.27		(4.64)	1.67		(0.04)		133
10.84	309	4.39		(2.58)	1.68		0.13		155
(2.62)	290	7.78		(5.78)	1.68		0.32		126
3.05	62	7.90	*	(6.18)*	1.68	*	0.04	*	21

(11.50)	46	5.86		(4.10)	1.17		0.59		133
11.37	55	3.90		(2.09)	1.18		0.63		155
(2.13)	50	7.09		(5.06)	1.18		0.85		126
3.20	52	7.41	*	(5.68)*	1.18	*	0.54	*	21

(11.02)	1,274	5.36		(3.56)	0.67		1.12		133
11.94	1,833	2.88		(1.19)	0.68		1.01		155
(1.68)	1,580	6.73		(4.74)	0.68		1.32		126
3.40	894	6.91	*	(5.20)*	0.68	*	1.03	*	21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 4, 2012 (commencement of operations) through August 31, 2012.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the exchange-traded funds in which the Fund invests. These exchange-traded fund fees and expenses are not reflected in the expense ratios. Because the exchange-traded funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average market long-term market value during the period.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Intelligent Risk Conservative Allocation Fund (“Intelligent Risk Conservative Allocation”), Nuveen Intelligent Risk Growth Allocation Fund (“Intelligent Risk Growth Allocation”) and Nuveen Intelligent Risk Moderate Allocation Fund (“Intelligent Risk Moderate Allocation”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on May 6, 1996.

The end of the reporting period for the Funds is August 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (“the Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to seek total return. Under normal market conditions, each Fund attempts to maintain a consistent risk level through changing market conditions by investing in financial instruments whose performance is expected to correspond to a variety of different asset classes. Intelligent Risk Conservative Allocation, Intelligent Risk Growth Allocation and Intelligent Risk Moderate Allocation seek to maintain a consistent risk level by attempting to keep their daily volatility range (i.e., fluctuations in value) within 3.5% to 7% (annualized), 12% to 18% (annualized) and 7% to 12% (annualized), respectively.

Each Fund may have exposure to any asset class, including: any commodity; any currency; U.S. and foreign (including emerging markets) equity securities; U.S. and foreign (including emerging markets) real estate; U.S. and foreign (including emerging markets) corporate bonds; U.S. and foreign (including emerging markets) government bonds; asset-backed securities; mortgage-backed securities; inflation-protected securities; and municipal bonds. The equity securities to which each Fund may have exposure may be of any market capitalization. The bonds to which each Fund may have exposure may be of any maturity and of any credit quality, including high yield or “junk” bonds. There is no maximum or minimum exposure that each Fund must have to any asset class, but the Funds generally have exposure to numerous asset classes at any given time.

Each Fund may gain exposure to different asset classes through investments in exchange-traded funds (“ETFs”) and the following derivatives: options; futures contracts, including futures on various market indices, interest rates, and currencies; options on futures contracts; swap agreements, including total return swaps; and forward contracts. Derivatives may be entered into on established exchanges, either in the U.S. or in foreign countries, or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Each Fund will limit its direct investments in derivatives such that it will not be subject to regulation as a commodity pool. Each Fund may also invest in cash and cash equivalent instruments, some of which may serve as margin or collateral for each Fund’s obligations under derivative transactions.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

40	Nuveen Investments

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income, and realized gain distributions from the ETFs in which the Funds invest are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gain distributions from the ETFs in which the Funds invest are recognized as a component of “Distributions from exchange-traded funds” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly for Intelligent Risk Conservative Allocation, and Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent. Dividends from net investment income are declared and distributed to shareholders annually for Intelligent Risk Growth Allocation and declared and distributed quarterly to shareholders for Intelligent Risk Moderate Allocation. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of Intelligent Risk Conservative Allocation that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Income and expenses of Intelligent Risk Growth Allocation and Intelligent Risk Moderate Allocation that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments	41

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

ETFs are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

42	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Intelligent Risk Conservative Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Exchange-Traded Funds	$1,006,859	$—	$—	$1,006,859

Intelligent Risk Growth Allocation
Long-Term Investments*:
Exchange-Traded Funds	$1,423,176	$—	$—	$1,423,176
Short-Term Investments:
Money Market Funds	431	—	—	431
Total	$1,423,607	$—	$—	$1,423,607

Intelligent Risk Moderate Allocation
Long-Term Investments*:
Exchange-Traded Funds	$2,504,674	$—	$—	$2,504,674
*	Refer to the Fund’s Portfolio of Investments for further information on the exchange-traded funds in which the Fund invests.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Nuveen Investments	43

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 8/31/15		Year Ended 8/31/14
Intelligent Risk Conservative Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,682	$103,939	7,745	$155,060
Class C	783	14,041	3,229	64,605
Class R3	—	—	—	—
Class I	881	15,836	170,433	3,342,530
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,381	24,365	168	3,357
Class C	382	6,712	16	318
Class R3	—	—	—	—
Class I	426	7,519	48	977
	9,535	172,412	181,639	3,566,847
Shares redeemed:
Class A	(12,736)	(230,606)	(8,102)	(161,589)
Class C	(3,716)	(69,168)	(965)	(19,222)
Class R3	—	—	—	—
Class I	(3,454)	(61,540)	(170,378)	(3,517,159)
	(19,906)	(361,314)	(179,445)	(3,697,970)
Net increase (decrease)	(10,371)	$(188,902)	2,194	$(131,123)

44	Nuveen Investments

	Year Ended 8/31/15		Year Ended 8/31/14
Intelligent Risk Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,032	$182,333	15,046	$341,051
Class C	454	9,041	1,820	40,512
Class R3	—	—	—	—
Class I	2,682	56,169	149,630	3,375,832
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,496	49,208	105	2,371
Class C	322	6,316	11	257
Class R3	—	—	—	—
Class I	2,726	53,521	411	9,257
	16,712	356,588	167,023	3,769,280
Shares redeemed:
Class A	(14,625)	(299,932)	(8,811)	(196,930)
Class C	(2,679)	(57,794)	(1,758)	(41,757)
Class R3	—	—	—	—
Class I	(34,590)	(700,910)	(150,113)	(3,541,497)
	(51,894)	(1,058,636)	(160,682)	(3,780,184)
Net increase (decrease)	(35,182)	$(702,048)	6,341	$(10,904)

	Year Ended 8/31/15		Year Ended 8/31/14
Intelligent Risk Moderate Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,865	$670,643	2,603	$54,633
Class C	8,394	171,726	4,815	103,061
Class R3	—	—	—	—
Class I	5,811	119,982	169,730	3,486,427
Shares issued to shareholders due to reinvestment of distributions:
Class A	799	15,770	260	5,360
Class C	538	10,504	65	1,327
Class R3	—	—	—	—
Class I	1,256	24,943	558	11,663
	49,663	1,013,568	178,031	3,662,471
Shares redeemed:
Class A	(2,847)	(56,751)	(17,709)	(364,839)
Class C	(5,958)	(121,387)	(5,338)	(111,412)
Class R3	—	—	—	—
Class I	(21,468)	(450,304)	(166,175)	(3,634,624)
	(30,273)	(628,442)	(189,222)	(4,110,875)
Net increase (decrease)	19,390	$385,126	(11,191)	$(448,404)

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Purchases	$1,304,825	$2,006,811	$3,324,722
Sales	1,640,878	2,914,466	3,051,650

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Nuveen Investments	45

Notes to Financial Statements (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of August 31, 2015, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Cost of investments	$1,026,367	$1,475,167	$2,515,920
Gross unrealized:
Appreciation	$63,237	$93,815	$127,639
Depreciation	(82,745)	(145,375)	(138,885)
Net unrealized appreciation (depreciation) of investments	$(19,508)	$(51,560)	$(11,246)

Permanent differences, primarily due to investments in partnerships and investments in ETFs, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2015, the Funds’ tax year end, as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Capital paid-in	$(30)	$—	$—
Undistributed (Over-distribution of) net investment income	(4,199)	—	(5,154)
Accumulated net realized gain (loss)	4,229	—	5,154

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2015, the Funds’ tax year end, were as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Undistributed net ordinary income[1]	$—	$7,875	$—
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) for Intelligent Risk Conservative Allocation has not been reduced for the dividends declared during the period August 1, 2015 through August 31, 2015 and paid on September 1, 2015. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2015 and August 31, 2014 was designated for purposes of the dividends paid deduction as follows:

2015	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Distributions from net ordinary income[2]	$151,102	$150,834	$94,043
Distributions from net long-term capital gains[3]	7,425	59,537	7,851
Return of capital	—	—	4,683

2014	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Distributions from net ordinary income[2]	$51,053	$23,938	$51,104
Distributions from net long-term capital gains	—	—	—
Return of capital	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2015.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Post-October capital losses[4]	$9,536	$58,080	$23,977
Late-year ordinary losses[5]	—	—	—
[4]	Capital losses incurred from November 1, 2014 through August 31, 2015, the Funds’ tax year end.
[5]	Ordinary losses incurred from January 1, 2015 through August 31, 2015 and/or specified losses incurred from November 1, 2014 through August 31, 2015.

46	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
For the first $125 million	0.6000%	0.6000%	0.6000%
For the next $125 million	0.5875	0.5875	0.5875
For the next $250 million	0.5750	0.5750	0.5750
For the next $500 million	0.5625	0.5625	0.5625
For the next $1 billion	0.5500	0.5500	0.5500
For net assets over $2 billion	0.5250	0.5250	0.5250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2015, the complex-level fee for each Fund was 0.1643%.

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund through September 30, 2016, so that total annual Fund operating expenses (excluding 12B-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses), for each Fund do not exceed 0.71% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Sales charges collected (Unaudited)	$46	$1,097	$2,270
Paid to financial intermediaries (Unaudited)	40	953	2,055

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	47

Notes to Financial Statements (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Commission advances (Unaudited)	$140	$60	$400

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
12b-1 fees retained (Unaudited)	$822	$600	$1,441

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
CDSC retained (Unaudited)	$9,342	$—	$—

As of the end of the reporting period, Nuveen owned shares of the Funds as follows:

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
Class A Shares	$2,500	$2,500	$2,500
Class C Shares	2,500	2,500	2,500
Class R3 Shares	2,500	2,500	2,500
Class I Shares	42,500	42,500	42,500

8. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

10. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

48	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Intelligent Risk Conservative Allocation	Intelligent Risk Growth Allocation	Intelligent Risk Moderate Allocation
% QDI	7%	44%	51%
% DRD	4%	18%	24%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	49

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays 20+ Year U.S. Treasury Bond Index: Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Barclays Aggregate Bond Index: The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Barclays Municipal Bond Index: A rules-based, market value weighted index engineered for the long-term tax-exempt bond market. The Index tracks general obligation bonds, revenue bonds, insured bonds and pre-refunded Baa3/BBB rated bonds or higher by at least two of the ratings agencies: Moody’s, S&P, Fitch. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

FTSE Emerging Markets Index: A free-floating market-capitalization weighted index representing the performance of around 850 large and mid cap companies in 22 emerging markets. The index is derived from the FTSE Global Equity Index Series. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

50	Nuveen Investments

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P North American Natural Resources Index: The index measures the performance of U.S.-traded natural resource related stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	51

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.
The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

52	Nuveen Investments

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In

Nuveen Investments	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter and one-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that each Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one-year period. The Board, however, recognized some limitations with the usefulness of the comparative peer data as the peers in the peer set generally reflected a different investment strategy than the respective Fund. The Board noted that exposure to non-U.S. stocks and allocations to natural resource equities and commodities contributed to the Funds’ underperformance but helped each Fund achieve its volatility objective. For Nuveen Intelligent Risk Conservative Allocation Fund and Nuveen Intelligent Risk Moderate Allocation Fund, the Board considered each such Fund’s positive absolute performance for the one-year period. The Board further noted that each Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

As described above, for Nuveen funds with challenged performance, the Board considered an analysis by the Adviser focusing on the factors impacting the respective fund’s performance results and discussed such factors and the efforts considered or undertaken to address any performance issues. The Board recognized that although the Funds have a limited performance history available given they are relatively new, the Funds have experienced

54	Nuveen Investments

periods of challenged performance. However, as noted, the Board recognized that the Adviser had classified the Performance Peer Groups of the Funds as low in relevancy, limiting some of the usefulness of the comparative peer data. The Independent Board Members will continue to monitor closely the progress of the Funds in seeking to improve performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board recognized that the Funds invested in other investment companies and therefore also will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. Accordingly, the Board also reviewed, among other things, each Fund’s indirect expenses and the net total expense ratio (including indirect expenses). The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Funds had a net management fee that was below the peer average (noting that there were no net management fees after fee waivers and expense reimbursements for the latest fiscal year), and a net expense ratio (including fee waivers and expense reimbursements) that was also below the peer average. Given that the Funds also invested in other funds, in considering the services provided by the Fund Advisers to the Funds and the fee arrangement, the Board also determined that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services,

Nuveen Investments	55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

56	Nuveen Investments

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows.

In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through the adoption of temporary expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	57

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	195
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	195

58	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	195
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195

Nuveen Investments	59

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	195
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	196
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196

60	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	196
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	196
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	196
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

Nuveen Investments	61

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

62	Nuveen Investments

Notes

Nuveen Investments	63

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-INTELR-0815P        11042-INV-Y-10/16

Mutual Funds

Nuveen Equity Funds

Annual Report August 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCAFX
Nuveen Core Dividend Fund	NCDAX	NCCDX	—	NCDIX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	NIMEX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	NSRGX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCIX
Nuveen Large Cap Core Plus Fund	NLAPX	NLPCX	—	NLPIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLIGX
Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGRX

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive
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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

There may be at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 26, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Concentrated Core Fund

Nuveen Core Dividend Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

Nuveen Growth Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Core Plus Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund

These Funds are part of the Nuveen Large Cap Equity Series and feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at Nuveen Asset Management, is portfolio manager for all of the Funds. For the Nuveen Equity Long/Short Fund, Anthony R. Burger, CFA, and Scott M. Tonneson, CFA, serve as portfolio managers along with Mr. Doll. Mr. Burger is the director of quantitative equity research and a portfolio manager and Mr. Tonneson is a co-portfolio manager and the lead fundamental research analyst for the Nuveen Large Cap Equity Series.

On the following pages, the management team discusses economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended August 31, 2015.

What factors affected the U.S. economy and markets during the twelve-month reporting period ended August 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting (subsequent to the close of this reporting period), the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments.

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s revised estimate, the U.S. economy increased at a 3.9% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP in the second quarter reflected positive contributions from personal consumption expenditures, exports, state and local government spending and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment and nonresidential fixed investment. The Consumer Price Index (CPI) rose 0.2% year-over-year as of August 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of August 2015, the U.S. unemployment rate was 5.1%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for July 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.0% for the twelve months ended July 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and the Organization of the Petroleum Exporting Countries (OPEC’s) refusal to cede market share. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Later in the reporting period, political drama dominated the news including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). By mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by the country’s central bank to prop up the market by cutting interest rates to a record low. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time.

With this backdrop, global volatility spiked across all asset classes during the reporting period. Oil and gas shares, other energy-related stocks and petrocurrencies were hit hard around the world due to dramatically falling commodity prices. The U.S. stock market sold off in October 2014, then surged back before experiencing a 10% correction in August 2015, its first in four years. Earlier in the reporting period, news of the widespread monetary policy moves at the beginning of 2015 were well received; however, toward the end of the reporting period, renewed fears over China and uncertainty about the Fed’s next move hit global markets, spurring the massive global sell-off. At the end of the reporting period, the S&P 500® Index barely posted a positive return, ending the twelve-month reporting period up only 0.48%. International markets were much weaker and ended the reporting period with returns significantly in the red. The MSCI EAFE Index experienced a steep decline in August 2015 and ended with a -7.08% return for the twelve-month reporting period. Emerging market stocks experienced even greater headwinds from the strong U.S. dollar, weak

6	Nuveen Investments

Chinese data and Fed uncertainty, significantly underperforming developed market peers. As measured by the MSCI Emerging Markets Index, this segment ended the reporting period with a -22.67% return.

How did the Funds perform during the twelve-month reporting period ended August 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year, ten-year and/or since inception periods ended August 31, 2015. Each Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended August 31, 2015 and how did these strategies influence performance?

Nuveen Concentrated Core Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index and outperformed the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2015.

The Nuveen Concentrated Core Fund seeks long-term capital appreciation by investing in a highly concentrated portfolio of approximately 20 stocks of well-run companies that the investment team believes are attractive. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multifactor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time.

The Fund outpaced its Lipper benchmark during the twelve-month reporting period, however, underperformed the Russell 1000® Index. On the positive side, the Fund particularly benefited from stock selection and a significant overweight in health care, the strongest performing sector in the index, which advanced more than 13% during the reporting period. A substantial underweight position in the energy sector and an overweight in consumer discretionary also proved beneficial. Energy was the worst performing sector in the Russell 1000® Index by a wide margin during the reporting period, falling more than 31%. At the same time, consumer discretionary was one of the strongest areas in the index, with the sector advancing more than 9% in the context of a virtually flat benchmark return. Finally, the Fund’s preference for higher momentum stocks (those that have recently performed well) also helped its return as these stocks tended to outperform during the reporting period.

As noted, the health care sector performed strongly during the reporting period due to merger and acquisition (M&A) activity aimed at cutting costs and expanding profits. The Fund’s top three performers were a trio of health insurers that each took part in this M&A activity and saw their shares hit all-time highs during the reporting period. In addition to industry consolidation, health insurance companies also benefited from the surge of new business from previously uninsured people brought into the market by the Affordable Care Act (ACA). The Fund’s top performer was Aetna Inc., which was approached by another Fund holding, UnitedHealth Group Incorporated, about a takeover deal midway through the reporting period. Aetna rejected the offer and subsequently announced plans to buy Humana Inc. for $37 billion in July. Our position in UnitedHealth Group, the largest of the U.S. health insurers, also contributed to outperformance. The company continued to post strong earnings growth and offered upbeat guidance for further acceleration due to additional revenue from its $12.8 billion acquisition of Catamaran Corp., a pharmacy benefit manager and prescription provider. UnitedHealth shares also benefited from the company’s contained cost trends, favorable medical loss ratios and increased strength in its OptumHealth division in the retail space. Finally, Anthem Inc. turned in strong results for the Fund. The company continued to perform well with solid growth from its commercial offerings, recording favorable medical loss ratios and earnings growth. As the industry sees more entrants due to the ACA, Anthem is leading the way with innovative consumer offerings that have helped it add hundreds of thousands of new members through government-run exchanges. We no longer hold a position in Anthem, Inc.

Several areas detracted from the Fund’s performance versus the Russell benchmark including stock selection within the consumer discretionary, information technology, telecommunications services and consumer staples sectors. The most significant laggard was a position in telecommunications provider CenturyLink Inc. Its shares underperformed as the company reported weaker-than-expected

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Portfolio Managers’ Comments (continued)

data hosting revenue, while management offered cautious guidance related to higher employee expenses and a lack of revenue growth. Also, shares of hardware and services giant Hewlett-Packard Company were under pressure throughout the second half of the reporting period as the company continued to struggle with the technology shift toward mobile and cloud computing. After reporting strong results earlier in the reporting period, Hewlett-Packard posted a 13% decline in earnings in July. The company has suffered from falling personal computer (PC) sales, which are down nearly 10% year-over-year, particularly in emerging market countries. Hewlett-Packard shares were also weighed down by details surrounding the significant costs involved in the company’s massive restructuring to separate its printing and PC divisions from its hardware and services areas into two entities. In addition, shares of U.S. car manufacturer Ford Motor Company lagged during the reporting period. While Ford Motor reported strong North American results and improving prospects in both Europe and China, investors were skeptical that vehicle sales may be near their peak.

Nuveen Core Dividend Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index and outperformed the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2015.

The Nuveen Core Dividend Fund seeks to provide total return from dividend income and long-term capital appreciation by investing primarily in dividend-paying equity securities. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that pay dividends, have the potential to increase their dividends, and that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time.

The Fund outpaced its Lipper benchmark during the twelve-month reporting period, however, underperformed the Russell 1000® Index. On the positive side, the Fund benefited from an underweight position in the energy sector and an overweight in consumer discretionary. Energy was the worst performing sector in the Russell 1000® Index by a wide margin during the reporting period, down more than 31%. At the same time, consumer discretionary was one of the strongest areas in the index with the sector advancing more than 9% in the context of a virtually flat benchmark return. Stock selection was also successful in health care and consumer staples. In addition, the Fund’s preference for smaller-cap stocks within the index boosted returns as the market favored these stocks.

In terms of individual contributors, the Fund benefited from not owning a position in Chevron Corp., the largest oilfield services company in the United States and a company that has a fairly significant weight in the index. The company and its subsidiaries, which are involved in a vast array of energy-related industries including oil, natural gas, geothermal energy, chemicals, mining, power and energy services, continued to be negatively impacted by the falling price of oil throughout the reporting period. Chevron’s stock hit a 52-week low toward the end of the reporting period as West Texas Intermediate (WTI) prices dipped below the $40 per barrel mark. With the price of oil so low, the company’s overall earnings have been hit hard in its most recent quarter. In terms of stocks held in the portfolio, the Fund benefited from its position in Cablevision Systems Corporation, a cable television provider serving the New York region. Shares of the company advanced strongly during the reporting period, hitting 52-week highs several times from late May to early August. Cablevision has executed well on its initiatives to offer more flexible bundling options, generate greater revenue per customer and develop new content relationships such as HBO Now. The company also benefited from increased speculation of further consolidation within the cable industry after an industry peer reaffirmed its decision to acquire a competitor, while the CEO of European cable company Altice Group mentioned Cablevision as a potential takeover target. After the reporting period ended, Altice formally announced the takeover, which will create the fourth-largest cable operator in the U.S. market. Also, the health care sector performed strongly during the reporting period due to a flurry of merger and acquisition activity aimed at cutting costs and expanding profits. In addition to industry consolidation, health insurance companies benefited from the surge of new business from previously uninsured people brought into the market by the Affordable Care Act. One of the Fund’s top performers was health insurer Aetna Inc., which saw its shares hit all-time highs during the reporting period. Aetna was approached by another Fund holding, UnitedHealth Group Incorporated, about a takeover deal midway through the period. After rejecting the offer, the company subsequently announced plans to buy Humana Inc. for $37 billion in July.

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Several areas detracted from the Fund’s performance versus the Russell benchmark including stock selection within the financial, telecommunications services, industrial and information technology sectors. Our emphases on stocks with more volatility and higher dividend yields also hurt returns as investors favored more stable and defensive names and rotated away from higher-dividend payers. In addition, an underweight in higher momentum stocks (those that have recently performed well) detracted because these stocks tended to outperform during the reporting period.

The Fund’s most significant laggard was regional broadband and communications provider Windstream Holdings Inc. The company spun off select telecommunications network assets into a separate, publicly-traded real estate investment trust (REIT) in late April, along with undertaking a one-for-six reverse stock split of Windstream shares. In May, the company reported mixed first-quarter results with improving earnings, but revenues fell short of analysts’ estimates. After the REIT spin-off, Windstream was no longer included in the S&P 500® Index and its shares stayed in a slump for the remainder of the reporting period. A position in Lexmark International, Inc., a supplier of laser printers and enterprise software, also detracted during the reporting period. The company’s shares were down fairly significantly in July after reporting disappointing revenue and margin results for the second quarter. Management also guided investors to expect near-term struggles to persist in the coming quarter as Lexmark continues to restructure its business from its origins as a printer manufacturer into a business information company. In consumer discretionary, a position in global mass media company Viacom Inc., owner of a range of entertainment producers such as Paramount Pictures, MTV, VH1, Nickelodeon, Comedy Central and BET, continued to weigh on results. The company’s television divisions have been negatively affected by the changing habits of viewers, especially millennials, who are shifting toward alternative digital platforms. This has caused a decline in traditional television viewership, leading to significant ratings decreases for many networks. Viacom’s stock continued to decline after its recent quarter earnings were in line with estimates, but revenues were lower than expected due to declining advertising revenues.

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2015.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with moderate correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the zero percent exposure of a “market neutral” fund, but less than the 100% exposure provided by a fund that invests only in long positions. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are selected based on the management team’s belief that they will trail the broader market.

During the twelve-month reporting period, the Fund outperformed as both short and long positions, in aggregate, added value. The primary positive contribution came from energy, including both a net short position in the sector and stock selection. Energy was the worst performing segment in the Russell 1000® Index by quite a margin, down more than 31% over the reporting period. A net short position in the materials sector and stock selection in industrials also proved beneficial. In addition, a preference for higher momentum stocks (those that have recently performed well) contributed favorably to results, while a tilt away from stocks with more currency sensitivity proved beneficial as well.

The Fund was rewarded for successful short positions in two energy-related companies: Seadrill Ltd. and CONSOL Energy Inc. Shares of offshore oil and gas exploration company Seadrill fell dramatically due to the combination of being closely tied to slumping crude oil prices and the company’s announcement to suspend its dividend to focus on debt reduction. Declining rig counts combined

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Portfolio Managers’ Comments (continued)

with the company’s higher level of financial leverage caused a number of sell-side firms to downgrade Seadrill. Further signs of oversupply in the global oil market later in the reporting period continued to weigh on the stock. Likewise, a short position in coal and natural gas production company CONSOL Energy proved beneficial. The company’s shares were on a downward trajectory throughout the reporting period as the prices of both natural gas and coal declined and sell-side analysts started to take down earnings estimates to reflect the trend. We no longer hold a position in Seadrill.

The Fund’s top long position was video game developer and distributor Electronic Arts Inc. in the information technology sector. The company is benefiting from a new generation of gaming consoles and the increasing shift toward the digital delivery of games, which is meaningfully raising its gross margins and free cash flow. Electronic Arts’ CEO has also done an exceptional job of expanding the reach and profit margin of popular games such as Madden NFL and FIFA. All of these factors have led to several more quarters of strong results and a raise in full-year guidance. In addition, the Fund benefited from a long position in multi-line health care company Centene Corporation, which primarily provides services to government-sponsored health care programs focusing on the rising number of under-insured and uninsured individuals. Centene benefited from solid membership growth driven in part by an approved Medicaid expansion in Indiana. The company also announced the acquisition of Agate Resources with the expected immediate accretion to earnings per share, while raising its full-year forecasts for both earnings and revenue well beyond Wall Street expectations.

While the Fund experienced strong performance during the reporting period, it did have several areas that detracted, including stock selection in the consumer discretionary and information technology sectors. An underweight position in consumer staples was also a drag on results since that sector outpaced the virtually flat return of the Russell 1000® Index by more than 7%.

In terms of individual detractors, the Fund’s performance was hindered by a long position in Texas-based Denbury Resources Inc., an independent oil and gas exploration and production (E&P) company. Denbury’s performance is closely correlated to the price of West Texas Intermediate (WTI) crude since the company derives virtually all of its revenues from oil sales. After rising earlier in the year, the company’s stock price declined in late summer alongside the price of WTI crude oil as investors anticipated the resulting slowdown in production, revenue and therefore earnings. Also, a long position in Cabot Corporation, a global specialty chemicals and performance materials company, detracted during the reporting period. Among its many rubber and specialty products, Cabot provides key ingredients to the gas E&P industry. Company management guided toward lower volumes in 2015 as declining oil prices are causing Cabot’s customers to manage their inventories down. Later in the reporting period, the company reported revenue and earnings misses for the second quarter, putting further downward pressure on shares.

In the technology sector, a short position in analog semiconductor developer Avago Technologies Ltd. weighed on the Fund’s results. In February, Avago Technologies announced the acquisition of Emulex Corporation, which provided immediate synergies and the addition of a fiber channel that offered attractive margins for its enterprise storage portfolio of offerings. In May, the company announced that it would acquire rival wireless chip maker Broadcom Corp., which will blend two companies with complementary chips and broaden the markets Avago Technologies can serve. The company also reported a significant increase in revenue during the most recent quarter, led by the chip maker’s wireless communications and enterprise storage divisions. Also, a short position in Kraft Foods, which is now known as Kraft Heinz Company, proved to be detrimental. Kraft’s shares surged significantly in March after the company announced a merger agreement with H.J. Heinz to form the fifth largest food and beverage company in the world. The stable of brands under the new Kraft Heinz entity includes the well-known Heinz ketchup, Jell-O, Kraft, Ore-Ida and Oscar Meyer. We no longer hold our positions in Avago Technologies and Kraft Foods.

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed both the BofA/Merrill Lynch 3-Month Treasury Bill Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2015.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest in

10	Nuveen Investments

long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the twelve-month reporting period, the Fund outperformed as short positions, in aggregate, added the most value. The primary positive contribution came from energy, including both a net short position in the sector and stock selection. Energy was the worst performing segment of the Russell 1000® Index by quite a margin, down more than 31% over the reporting period. A net long position in the health care sector and a net short position in materials also proved beneficial. We also generally tilted away from stocks with more volatility in the Fund, which helped performance as investors favored more stable and defensive names. At the same time, we showed a preference for higher momentum stocks (those that have recently performed well), which contributed favorably to results because they generally outpaced lower momentum stocks.

The Fund held a successful short position in Stratasys Inc., a manufacturer of 3D printers and production systems for rapid prototyping and digital manufacturing solutions. The company has suffered as the market for 3D printing has not been as robust as initially predicted. In early February, Stratasys shares fell sharply after the company announced disappointing growth for its MakerBot division of 3D print offerings. April saw another significant decline after the company gave preliminary first-quarter results and full-year guidance that were far short of analysts’ estimates. Shares remained under pressure for the remainder of the reporting period due to plans for increased investment to support new product development and sales efforts as well as competition from new, larger players in the marketplace. The Fund was also rewarded for a successful short position in coal and natural gas production company Consol Energy Inc. The company’s shares were on a downward trajectory throughout the reporting period as the price of both natural gas and coal declined and sell-side analysts started to take down earnings estimates to reflect the trend.

The Fund’s top long position was video game developer and distributor Electronic Arts Inc. in the information technology sector. The company is benefiting from a new generation of gaming consoles and the increasing shift toward the digital delivery of games, which is meaningfully raising its gross margins and free cash flow. Electronic Arts’ CEO has also done an exceptional job of expanding the reach and profit margin of popular games such as Madden NFL and FIFA. All of these factors have led to several more quarters of strong results and a raise in full-year guidance. Also, the Fund benefited from a long position in Penn National Gaming Inc., a diversified owner and manager of gaming and racing properties with a focus on slot machine entertainment. The company’s stock has risen significantly over the past year due to its ambitious expansion into regional U.S. markets such as the Las Vegas Strip and Southern California and by avoiding properties in Macau, a move that has dragged down other major casino operators. Penn National also acquired video gaming terminal operator Prairie State Gaming, which could offer new growth opportunities while hedging its casino market exposure. The generally improving U.S. economy, lower gas prices and improving employment have also increased gambling activity. We sold our position in Penn National Gaming Inc. late in the reporting period.

While the Fund experienced strong performance during the reporting period, it did have several areas that detracted. Long positions, in aggregate, detracted as did stock selection in both the consumer staples and consumer discretionary sectors. A net long position in telecommunications services was a drag on results as that sector turned in negative absolute results and underperformed the overall return of the Russell 1000® Index. In addition, the Fund’s preference for larger-sized names within the index hurt returns since the market favored smaller-cap stocks during the reporting period.

In terms of individual detractors, the Fund’s performance was hindered by a long position in Texas-based Denbury Resources Inc., an independent oil and gas exploration and production (E&P) company. Denbury’s performance is closely correlated to the price of West Texas Intermediate (WTI) crude since the company derives virtually all of its revenues from oil sales. After rising earlier in the year, the company’s stock price declined in late summer alongside the price of WTI crude oil as investors anticipated the resulting slowdown in production, revenue and therefore earnings. The Fund also experienced underperformance from a long position in Apollo Group, Inc., the largest player in the for-profit education sector. Shares fell throughout the reporting period after the company released disappointing first and second fiscal quarter results, including significant drops in both revenue and enrollment from the

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Portfolio Managers’ Comments (continued)

previous year. The entire for-profit education sector continues to be weighed down by the drop in post-secondary school enrollment over the past three years in the United States. Meanwhile, Apollo Education’s primary revenue stream, the University of Phoenix, is losing students and employees at an even greater pace due to stricter regulations surrounding financial aid at for-profit institutions.

The Fund’s greatest detractor among its short positions was U.S. based information technology company Palo Alto Networks, Incorporated. This leading provider of enterprise endpoint and network security products has seen its stock price advance as the company has increased market share significantly in a strongly growing market. Corporations often have an uncapped budget for network security spending as they try to protect critical information from cyber threats. Industry research organization Gartner Group forecasts that network security spending will grow 7% annually through 2018. Palo Alto’s stock has performed well as both market growth and superior execution have lifted earnings growth expectations. In the consumer area, the Fund’s short position in online retail giant Amazon.com Inc. proved detrimental to performance since its shares rose significantly. The company once again beat consensus estimates for revenue and earnings per share, while also reporting improved margins. Earlier in the reporting period, Amazon also benefited from strong online holiday sales, a 53% increase worldwide in Prime annual memberships and interest in its investments in new technology such as a drone delivery system and a 3D printed products store. As the reporting period progressed, the higher-than-expected profitability of Amazon’s cloud computing business boosted investor confidence in the company’s longer term story. We covered our short position in Amazon.com Inc.

Nuveen Growth Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2015.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential combined with durable and stable earnings streams. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We begin with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select growth-oriented holdings. Our goal is to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above-market returns over time.

During the reporting period, the Fund underperformed mainly due to stock selection in the consumer discretionary and information technology sectors. Additionally, the Fund’s preference for larger-sized names within the index hurt returns since the market favored smaller-cap stocks.

A trio of consumer discretionary names weighed on the Fund’s results. Worldwide apparel retailer Gap, Inc., operating under store brands that include Gap, Banana Republic, Old Navy, Athleta and Intermix, saw its shares decline fairly significantly. Disappointing comparable store sales from Gap and Banana Republic could not overcome the positive trends experienced at Old Navy. In addition, elevated inventory levels caused investors to be cautious. Later in the reporting period, the retailer announced plans to close stores and streamline staffing as it attempted to rebuild and strengthen its brand in the face of increasing global competition. Also, the Fund’s lack of exposure to online retail giant Amazon.com Inc. proved detrimental to performance because its shares rose significantly. The company once again beat consensus estimates for revenue and earnings per share, while also reporting improved margins. Earlier in the reporting period, Amazon benefited from strong online holiday sales, a 53% increase worldwide in Prime annual memberships and interest in its investments in new technology such as a drone delivery system and a 3D printed products store. As the reporting period progressed, the higher-than-expected profitability of Amazon’s cloud computing business boosted investor confidence in the company’s longer-term story. Finally, a position in global mass media company Viacom Inc., owner of a range of entertainment producers such as Paramount Pictures, MTV, VH1, Nickelodeon, Comedy Central and BET, continued to weigh on results. The company’s television divisions have been negatively affected by the changing habits of viewers, especially millennials, who are shifting toward alternative digital platforms. This has caused a decline in traditional television viewership, leading to significant ratings decreases for many networks. Viacom’s stock continued to decline after its recent quarter earnings were in line with estimates, but revenues were lower than expected due to declining advertising revenues.

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On the positive side, the Fund benefited from stock selection and an overweight position in health care, the strongest performing sector in the Russell 1000® Growth Index, which advanced more than 13% during the reporting period. An underweight position in energy also proved beneficial because the sector was the worst performing area in the index by a wide margin during the reporting period, down more than 33%. Finally, the Fund’s tilt away from stocks with higher volatility helped returns because investors favored more stable and defensive names.

Home improvement retailer Home Depot, Inc. was a top performer for the Fund during the reporting period. Its shares reached another all-time high in August 2015 after the company’s sales were boosted significantly by the recovery in the U.S. economy and housing market. Appreciating home prices and increasing housing turnover (total home sales) have been the direct drivers of increased home improvement spending by consumers. Also, as noted above, the health care sector performed strongly during the reporting period due to a flurry of merger and acquisition (M&A) activity aimed at cutting costs and expanding profits. In addition to industry consolidation, health insurance companies also benefited from the surge of new business from previously uninsured people brought into the market by the Affordable Care Act. One of the Fund’s top performers was health insurer Aetna Inc., which saw its shares hit all-time highs. Aetna was approached by another Fund holding, UnitedHealth Group Incorporated, about a takeover deal midway through the reporting period. After rejecting the offer, the company subsequently announced plans to buy Humana Inc. for $37 billion in July. Another health care holding that advanced due to M&A rumors and an eventual takeout bid was ophthalmic and specialty drug developer Allergan plc. The company benefited from a strong cash position and fundamentals, a lack of outstanding debt and the willingness to acquire strategic assets to go along with sustainable organic revenue growth. Early in the reporting period, Allergan’s shares rose as Valeant Pharmaceuticals International and activist investor William Ackman continued their hostile takeover bid of the company. In November 2014, Allergan skirted their advances by agreeing to a $66 billion deal with Actavis plc. The merger was completed in March of 2015 with Actavis changing its name to Allergan and shares reached an all-time high in July. We have sold our position in Allergan plc.

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2015.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time.

During the reporting period, the Fund underperformed mainly due to stock selection in the information technology, consumer discretionary, industrial and telecommunications services sectors. Additionally, the Fund’s emphasis on stocks with higher volatility hurt returns as investors favored more stable and defensive names.

The most significant underperformer in the Fund continued to be a position in regional broadband and communications provider Windstream Holdings Inc. The company spun off select telecommunications network assets into a separate, publicly traded real estate investment trust (REIT) in late April, along with undertaking a one-for-six reverse stock split of Windstream shares. In May, the company then reported mixed first-quarter results, with improving earnings, but revenues that fell short of analysts’ estimates. After the REIT spin-off, Windstream was no longer included in the S&P 500® Index and its shares remained in a slump for the rest of the reporting period. A position in Lexmark International, Inc., a supplier of laser printers and enterprise software, also detracted during the reporting period. The company’s shares were down fairly significantly in July after reporting disappointing revenue and margin results for the second quarter. Management also guided investors to expect the near-term struggles to persist in the coming quarter as Lexmark continues to restructure its business from its origins as a printer manufacturer into a business information company. The Fund also experienced underperformance from a position in Apollo Group, Inc., the largest player in the for-profit education sector. Shares fell throughout the reporting period after the company released disappointing first and second fiscal quarter results, including sig-

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

nificant drops in both revenue and enrollment from one year ago. The entire for-profit education sector continues to be weighed down by the drop in post-secondary school enrollment over the past three years in the United States. Meanwhile, Apollo Education’s primary revenue stream, the University of Phoenix, is losing students and employees at an even greater pace due to stricter regulations surrounding financial aid at for-profit institutions.

On the positive side, the Fund benefited from an underweight position and stock selection in the energy sector and an overweight in consumer discretionary. Energy was the worst performing sector in the Russell 1000® Index by a wide margin during the reporting period down more than 31%, while consumer discretionary stocks as a whole advanced more than 9% in the context of the virtually flat benchmark return. Stock selection in health care also proved beneficial, which was the strongest performing sector in the index over the reporting period. Finally, the Fund’s preference for smaller-cap stocks within the index boosted returns as the market favored these stocks.

Regarding individual contributors, the Fund benefited from not owning a position in Chevron Corp., the largest oilfield services company in the United States and a fairly large weight in the index. The company and its subsidiaries, which are involved in a vast array of energy-related industries including oil, natural gas, geothermal energy, chemicals, mining, power and energy services, continued to be negatively impacted by the falling price of oil throughout the reporting period. Chevron’s stock hit a 52-week low toward the end of the reporting period as West Texas Intermediate (WTI) prices dipped below the $40 per barrel mark. With the price of oil so low, the company’s overall earnings have been hit hard in its most recent quarter. The Fund also benefited from an overweight position in oil and natural gas E&P company SandRidge Energy Inc. for part of the reporting period. After its shares fell significantly in the first half of the reporting period, we saw value in the company and added exposure to SandRidge Energy at an opportune time. Subsequently, SandRidge’s fourth-quarter results surprised investors positively due to stronger-than-expected production. The company also provided guidance on reduced capital spending for 2015, like many other energy companies did during the reporting period, which was applauded by investors. We sold our position in SandRidge Energy Inc. In terms of other contributors we owned in the portfolio, the Fund benefited from its position in Cablevision Systems Corporation., a cable television provider serving the New York region. Shares of the company advanced strongly during the reporting period, hitting 52-week highs in late May and early August. Cablevision has executed well on its initiatives to offer more flexible bundling options, generate greater revenue per customer and develop new content relationships such as HBO Now. The company also benefited from increased speculation of further consolidation within the cable industry after an industry peer reaffirmed its decision to acquire a competitor, while the CEO of European cable company Altice Group mentioned Cablevision as a potential takeover target. After the reporting period ended, Altice formally announced the takeover, which will create the fourth largest cable operator in the U.S. market.

Nuveen Large Cap Core Plus Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2015.

The Nuveen Large Cap Core Plus Fund seeks long-term capital appreciation by investing in both long and short positions primarily of large-capitalization stocks from U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain approximately 100% net long exposure to the equity market (long 130% market value versus short 30% market value); however, the long and short positions will vary in size as market conditions change.

During the reporting period, the Fund underperformed with its long positions, in aggregate, detracting. Stock selection was particularly weak in the consumer discretionary, information technology, telecommunications services and industrial sectors. Additionally, the Fund’s emphasis on stocks with higher volatility hurt returns as investors favored more stable and defensive names.

14	Nuveen Investments

The Fund’s most significant underperformer in terms of long positions was regional broadband and communications provider Windstream Holdings Inc. The company spun off select telecommunications network assets into a separate, publicly traded real estate investment trust (REIT) in late April, along with undertaking a one-for-six reverse stock split of Windstream shares. In May, the company then reported mixed first-quarter results, with improving earnings, but revenues that fell short of analysts’ estimates. After the REIT spin-off, Windstream was no longer included in the S&P 500® Index and its shares stayed in a slump for the remainder of the reporting period. Also, the Fund experienced underperformance from a long position in Apollo Group, Inc., the largest player in the for-profit education sector. Shares fell throughout the reporting period after the company released disappointing first and second fiscal quarter results, including significant drops in both revenue and enrollment from one year ago. The entire for-profit sector continues to be weighed down by the drop in post-secondary school enrollment over the past three years in the United States. Meanwhile, Apollo Education’s primary revenue stream, the University of Phoenix, is losing students and employees at an even greater pace due to stricter regulations surrounding financial aid at for-profit institutions.

In the consumer sector, the Fund’s short position in online retail giant Amazon.com Inc. proved detrimental to performance because its shares rose significantly. The company once again beat consensus estimates for revenue and earnings per share, while also reporting improved margins. Earlier in the reporting period, Amazon benefited from strong online holiday sales, a 53% increase worldwide in Prime annual memberships and interest in its investments in new technology such as a drone delivery system and a 3D printed products store. As the reporting period progressed, the higher-than-expected profitability of Amazon’s cloud computing business boosted investor confidence in the company’s longer-term story. We covered our short position in Amazon.com Inc. Also, a short position in Netflix Inc. detracted again during this reporting period. The company engages in the delivery of television shows and movies directly to TVs, computers and mobile devices via the Internet. Netflix produced a strong first-quarter earnings report, adding 4.9 million subscribers, which was well above the number added in the same quarter a year ago. The company is benefiting from the shift by millennials and other viewers to watching content on Netflix versus traditional television. Nearly 40% of TV households in the United States now subscribe to its service. The company’s strong performance led it to announce a seven-for-one stock split.

On the positive side, the Fund particularly benefited from an underweight and net short position in energy. The sector was the worst performing area in the Russell 1000® Index by a wide margin during the reporting period, down more than 31%. Short positions, in aggregate, also benefited returns as did stock selection and an overweight position in health care, which was the strongest performing sector in the index over the reporting period. Additionally, the Fund’s overweights in smaller-cap stocks within the index and higher momentum stocks (those that have recently performed well) boosted returns as the market favored these stocks.

The Fund was rewarded for successful short positions in two energy-related companies: Chevron Corp. and Seadrill Ltd. Chevron is the largest oilfield services company in the United States and a fairly large weight in the index. The company and its subsidiaries, which are involved in a vast array of energy-related industries including oil, natural gas, geothermal energy, chemicals, mining, power and energy services, continued to be negatively impacted by the falling price of oil throughout the reporting period. Chevron’s stock hit a 52-week low toward the end of the reporting period as West Texas Intermediate (WTI) prices dipped below the $40 per barrel mark. With the price of oil so low, the company’s overall earnings have been hit hard in its most recent quarter. Shares of offshore oil and gas exploration company Seadrill fell dramatically due to the combination of being closely tied to slumping crude oil prices and the company’s announcement to suspend its dividend to focus on debt reduction. Declining rig counts combined with the company’s higher level of financial leverage caused a number of sell-side firms to downgrade Seadrill. Further signs of oversupply in the global oil market later in the reporting period continued to weigh this stock down. We sold our positions in both Chevron Corp. and Seadrill Ltd.

As noted, the health care sector performed strongly during the reporting period due to a flurry of merger and acquisition (M&A) activity aimed at cutting costs and expanding profits. Indeed, the Fund’s top long positions were two health insurers that took part in the M&A action and saw their shares hit all-time highs. In addition to industry consolidation, health insurance companies also benefited from the surge of new business from previously uninsured people brought into the market by the Affordable Care Act. The Fund’s top performer was Aetna Inc., which was approached by another Fund holding, UnitedHealth Group Incorporated, about a takeover deal midway through the reporting period. Aetna rejected the offer and subsequently announced plans to buy Humana Inc. for $37 billion in July. Meanwhile, UnitedHealth Group, the largest of the U.S. health insurers, was also a strong outperformer for the Fund. The company continued to post strong earnings growth and give upbeat guidance for further acceleration due to additional revenue from its $12.8 billion acquisition of Catamaran Corp., a pharmacy benefit manager and prescription provider. UnitedHealth shares also benefited from the company’s contained cost trends, favorable medical loss ratios and increased strength in its OptumHealth division in the retail space.

Nuveen Investments	15

Portfolio Managers’ Comments (continued)

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2015.

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time.

During the reporting period, the Fund underperformed mainly due to stock selection and an underweight in consumer staples, which was one of the strongest performing sectors in the index. Stock selection in the telecommunications services, consumer discretionary and industrial sectors also weighed on results. Additionally, the Fund’s emphasis on stocks with higher volatility hurt returns because investors favored more stable and defensive names.

The Fund’s most significant underperformer was regional broadband and communications provider Windstream Holdings Inc. The company spun off select telecommunications network assets into a separate, publicly traded real estate investment trust (REIT) in late April, along with undertaking a one-for-six reverse stock split of Windstream shares. In May, the company reported mixed first-quarter results, with improving earnings, but revenues that fell short of analysts’ estimates. After the REIT spin-off, Windstream was no longer included in the S&P 500® Index and its shares stayed in a slump for the remainder of the reporting period. Also, the Fund’s lack of exposure to online retail giant Amazon.com Inc., a fairly large benchmark constituent, proved detrimental to performance as its shares rose significantly. The company once again beat consensus estimates for revenue and earnings per share, while also reporting improved margins. Earlier in the reporting period, Amazon benefited from strong online holiday sales, a 53% increase worldwide in Prime annual memberships and interest in its investments in new technology such as a drone delivery system and a 3D printed products store. As the reporting period progressed, the higher-than-expected profitability of Amazon’s cloud computing business boosted investor confidence in the company’s longer-term story. In addition, a position in beauty supply company Avon Products, Inc. lagged throughout the reporting period. Avon’s management has struggled for nearly three years to re-shape the company within the U.S. market to capture more millennials; however, new initiatives for both cost containment and revenue enhancements have been slow to progress. In March, this company was also removed from the S&P 500® Index.

On the positive side, the Fund benefited from an underweight position in the energy sector and an overweight in consumer discretionary. Energy was the worst performing sector in the Russell 1000® Growth Index by a wide margin during the reporting period down more than 33%, while discretionary stocks as a whole advanced more than 11%. Stock selection in the health care sector also proved beneficial, which was the strongest performing sector in the index over the reporting period. In addition, the Fund’s preference for smaller-cap stocks within the index boosted returns as the market favored these stocks. Finally, we generally tilted away from stocks with more currency sensitivity in the Fund, which helped performance as these stocks underperformed.

As noted, the health care sector performed strongly during the reporting period due to a flurry of merger and acquisition (M&A) activity aimed at cutting costs and expanding profits. The Fund’s top-performing stock was global health benefits and insurance company Cigna Corp., which provides a broad array of medical, dental, disability and life insurance. Cigna’s shares rose for much of the reporting period as the company benefited from the continuation of disciplined cost controls, revenues that grew faster than investors expected and upbeat guidance from company management for calendar year 2015. Then in June, Cigna’s stock surged after buyout rumors circulated and an eventual offer was announced from another Fund holding, Anthem Inc., which will leave only three major players in the insurance industry if the deal passes regulatory approval. We sold our postion in Cigna Corp. late in the reporting period. Also, the Fund’s lack of exposure to Schlumberger Ltd., one of the largest oilfield services companies in the United States, proved helpful. Shares of this fairly large index component fell significantly throughout the reporting period due to the backdrop of falling crude oil prices and declining capital expenditure budgets. Schlumberger supplies many companies in the oil and gas exploration segment that have cut their capital expenditure budgets. In addition, the Fund benefited from its position in Cablevision Systems Corporation, a cable television provider serving the New York region.

16	Nuveen Investments

Shares of the company advanced strongly during the reporting period, hitting 52-week highs in late May and early August. Cablevision has executed well on its initiatives to offer more flexible bundling options, generate greater revenue per customer and develop new content relationships such as HBO Now. The company also benefited from increased speculation of further consolidation within the cable industry after an industry peer reaffirmed its decision to acquire a competitor, while the CEO of European cable company Altice Group mentioned Cablevision as a potential takeover target. After the reporting period ended, Altice formally announced the takeover, which will create the fourth largest cable operator in the U.S. market.

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Value Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2015.

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector-specific analysts, using our unique industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above-market returns over time.

During the reporting period, the Fund underperformed mainly due to stock selection in the industrial, consumer discretionary, telecommunications services and consumer staples sectors. An underweight position in the financial sector was also a drag on results. Additionally, the Fund’s emphasis on stocks with higher volatility hurt returns because investors favored more stable and defensive names.

In terms of individual detractors, the Fund’s performance was hindered by a position in Texas-based Denbury Resources Inc., an independent oil and gas exploration and production company. Denbury’s performance is closely correlated to the price of West Texas Intermediate (WTI) crude since the company derives virtually all of its revenues from oil sales. After rising earlier in the year, the company’s stock price declined in late summer alongside the price of WTI crude oil as investors anticipated the resulting slowdown in production, revenue and therefore earnings. The Fund also experienced underperformance from a position in Apollo Group, Inc., the largest player in the for-profit education sector. Shares fell throughout the reporting period after the company released disappointing first and second fiscal quarter results, including significant drops in both revenue and enrollment from one year ago. The entire for-profit education sector continues to be weighed down by the drop in post-secondary school enrollment over the past three years in the United States. Meanwhile, Apollo Education’s primary revenue stream, the University of Phoenix, is losing students and employees at an even greater pace due to stricter regulations surrounding financial aid at for-profit institutions. A position in Joy Global Inc., a manufacturer and servicer of heavy duty equipment used in the mining industry, also detracted. The company’s shares fell throughout the reporting period as weak demand for commodities continued to batter profits. Faced with increased pricing competition, rising inventory and headwinds from the mining sector slowdown, management turned to slowing the pace of stock buybacks and cost efficiencies to cushion the slowdown in revenues. We sold our position in Joy Global Inc.

On the positive side, the Fund benefited from stock selection in health care, which was the strongest performing sector in the index over the reporting period. An underweight position in the energy sector and an overweight in consumer discretionary were also helpful. Energy was the worst performing sector in the Russell 1000® Value Index by a wide margin during the reporting period down more than 31%, while discretionary stocks as a whole advanced more than 2% in the context of the negative benchmark return. In addition, the Fund’s preference for smaller-cap stocks within the index boosted returns as the market favored these stocks, while an underweight in stocks with higher dividend yields also helped performance since these stocks underperformed.

In terms of individual contributors, the Fund benefited from not owning a position in Chevron Corp., the largest oilfield services company in the United States and a fairly large weight in the index. The company and its subsidiaries, which are involved in a vast array of energy-related industries including oil, natural gas, geothermal energy, chemicals, mining, power and energy services, continued to be negatively impacted by the falling price of oil throughout the reporting period. Chevron’s stock hit a 52-week low

Nuveen Investments	17

Portfolio Managers’ Comments (continued)

toward the end of the reporting period as West Texas Intermediate (WTI) prices dipped below the $40 per barrel mark. With the price of oil so low, the company’s overall earnings have been hit hard in its most recent quarter. Also, as noted above, the health care sector performed strongly during the reporting period due to a flurry of merger and acquisition activity aimed at cutting costs and expanding profits. In addition to industry consolidation, health insurance companies also benefited from the surge of new business from previously uninsured people brought into the market by the Affordable Care Act. One of the Fund’s top performers was health insurer Aetna Inc., which saw its shares hit all-time highs. Aetna was approached by another Fund holding, UnitedHealth Group Incorporated, about a takeover deal midway through the reporting period. After rejecting the offer, the company subsequently announced plans to buy Humana Inc. for $37 billion in July. In addition, the Fund benefited from a long position in Penn National Gaming Inc., a diversified owner and manager of gaming and racing properties with a focus on slot machine entertainment. The company’s stock has risen significantly due to its ambitious expansion into regional U.S. markets such as the Las Vegas Strip and Southern California and by avoiding properties in Macau, a move that has dragged down other major casino operators. Penn National also acquired video gaming terminal operator Prairie State Gaming, which could offer new growth opportunities while hedging its casino market exposure. The generally improving U.S. economy, lower gas prices and improving employment have also increased gambling activity. We have since sold our position in Penn National Gaming Incorporated.

18	Nuveen Investments

Risk Considerations

Nuveen Concentrated Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. The Fund is non-diversified, meaning it may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Core Dividend Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as currency, growth stock, large cap stock, and non-U.S. investment risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	19

Risk Considerations (continued)

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Core Plus Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

20	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Concentrated Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	0.21%	15.09%
Class A Shares at maximum Offering Price	(5.56)%	12.04%
Russell 1000® Index	0.40%	11.26%
Lipper Large-Cap Core Funds Classification Average	(0.93)%	9.64%

Class C Shares	(0.53)%	14.22%
Class I Shares	0.47%	15.36%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(0.40)%	12.78%
Class A Shares at maximum Offering Price	(6.13)%	9.90%
Class C Shares	(1.12)%	11.94%
Class I Shares	(0.17)%	13.05%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.85%	2.65%	1.71%
Net Expense Ratios	1.22%	1.97%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Core Dividend Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(2.82)%	12.16%
Class A Shares at maximum Offering Price	(8.40)%	9.19%
Russell 1000® Index	0.40%	11.26%
Lipper Equity Income Funds Classification Average	(4.24)%	6.64%

Class C Shares	(3.55)%	11.31%
Class I Shares	(2.57)%	12.43%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(3.51)%	9.94%
Class A Shares at maximum Offering Price	(9.05)%	7.13%
Class C Shares	(4.24)%	9.11%
Class I Shares	(3.26)%	10.19%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.76%	2.54%	1.58%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	3.06%	12.00%	10.92%
Class A Shares at maximum Offering Price	(2.88)%	10.68%	9.94%
Russell 1000® Index	0.40%	16.07%	15.59%
Lipper Long/Short Equity Funds Classification Average	(1.41)%	6.64%	7.47%

Class C Shares	2.28%	11.15%	10.09%
Class I Shares	3.29%	12.28%	11.20%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	3.89%	10.02%	10.71%
Class A Shares at maximum Offering Price	(2.08)%	8.73%	9.74%
Class C Shares	3.12%	9.20%	9.87%
Class I Shares	4.15%	10.29%	10.98%

Since inception returns are from 12/30/08. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	4.24%	5.04%	4.20%
Net Expense Ratios	3.46%	4.21%	3.27%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

26	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	27

Fund Performance and Expense Ratios (continued)

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	0.86%	3.65%
Class A Shares at maximum Offering Price	(4.94)%	0.91%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.03%	0.04%
Lipper Equity Market Neutral Funds Classification Average	(1.44)%	0.92%

Class C Shares	0.10%	2.88%
Class I Shares	1.09%	3.91%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	1.23%	3.90%
Class A Shares at maximum Offering Price	(4.59)%	1.25%
Class C Shares	0.44%	3.12%
Class I Shares	1.46%	4.15%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.52%	4.28%	3.37%
Net Expense Ratios	3.26%	4.02%	3.08%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

28	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	29

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	3.40%	14.52%	5.26%
Class A Shares at maximum Offering Price	(2.55)%	13.18%	4.60%
Russell 1000® Growth Index	4.26%	17.40%	8.26%
Lipper Multi-Cap Growth Funds Classification Average	3.63%	16.12%	7.28%

Class C Shares	2.62%	13.67%	4.47%
Class R3 Shares	3.14%	14.22%	16.59%
Class I Shares	3.67%	14.81%	5.53%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.55%	12.09%	4.98%
Class A Shares at maximum Offering Price	(3.36)%	10.77%	4.32%
Class C Shares	1.81%	11.27%	4.19%
Class R3 Shares	2.32%	11.80%	15.99%
Class I Shares	2.84%	12.39%	5.25%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.45%	2.21%	1.70%	1.20%
Net Expense Ratios	1.22%	1.97%	1.47%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.40% after September 30, 2016) of the average daily net assets of any class of Fund shares. The expense limitation expiring September 30, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

30	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	31

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(1.76)%	13.97%
Class A Shares at maximum Offering Price	(7.41)%	10.96%
Russell 1000® Index	0.40%	11.26%
Lipper Large-Cap Core Funds Classification Average	(0.93)%	9.64%

Class C Shares	(2.47)%	13.13%
Class I Shares	(1.49)%	14.25%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(3.07)%	11.58%
Class A Shares at maximum Offering Price	(8.65)%	8.74%
Class C Shares	(3.81)%	10.74%
Class I Shares	(2.81)%	11.85%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.26%	1.99%	1.01%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

32	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	33

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(1.99)%	13.42%
Class A Shares at maximum Offering Price	(7.62)%	10.41%
Russell 1000® Index	0.40%	11.26%
Lipper Large-Cap Core Funds Classification Average	(0.93)%	9.64%

Class C Shares	(2.70)%	12.61%
Class I Shares	(1.76)%	13.71%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(2.98)%	11.15%
Class A Shares at maximum Offering Price	(8.56)%	8.32%
Class C Shares	(3.69)%	10.36%
Class I Shares	(2.75)%	11.44%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.55%	3.28%	2.33%
Net Expense Ratios	2.28%	3.03%	2.06%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

34	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	35

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	0.00%	14.29%
Class A Shares at maximum Offering Price	(5.75)%	11.26%
Russell 1000® Growth Index	4.26%	13.95%
Lipper Large-Cap Growth Funds Classification Average	3.63%	13.94%

Class C Shares	(0.74)%	13.45%
Class I Shares	0.28%	14.57%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(0.74)%	12.22%
Class A Shares at maximum Offering Price	(6.45)%	9.35%
Class C Shares	(1.43)%	11.40%
Class I Shares	(0.47)%	12.49%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.35%	2.11%	1.10%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

36	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	37

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(5.75)%	14.12%	6.56%
Class A Shares at maximum Offering Price	(11.17)%	12.77%	5.93%
Russell 1000® Value Index	(3.48)%	14.68%	6.18%
Lipper Large-Cap Value Funds Classification Average	(4.07)%	13.61%	5.74%

Class C Shares	(6.45)%	13.27%	5.76%
Class I Shares	(5.52)%	14.40%	6.82%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(5.99)%	13.83%	6.94%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(7.23)%	11.24%	5.88%
Class A Shares at maximum Offering Price	(12.56)%	9.93%	5.25%
Class C Shares	(7.93)%	10.41%	5.09%
Class I Shares	(6.98)%	11.52%	6.14%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	(7.46)%	10.96%	6.18%

Since inception returns for Class R3 Shares are from 8/04/08. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.11%	1.86%	1.36%	0.86%

38	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	39

Holding

Summaries as of August 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Concentrated Core Fund

Fund Allocation

(% of net assets)

Common Stocks	100.2%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	20.3%
Technology Hardware, Storage & Peripherals	10.6%
Biotechnology	9.9%
Diversified Telecommunication Services	9.1%
Auto Components	5.2%
Machinery	5.1%
Multiline Retail	5.1%
Specialty Retail	5.1%
Food Products	5.1%
Banks	5.0%
Other	19.7%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Hewlett-Packard Company	5.3%
Apple, Inc.	5.3%
Delphi Automotive PLC	5.2%
Cardinal Health, Inc.	5.2%
UnitedHealth Group Incorporated	5.2%

40	Nuveen Investments

Nuveen Core Dividend Fund

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	7.4%
Technology Hardware, Storage & Peripherals	7.3%
Specialty Retail	6.9%
Pharmaceuticals	4.2%
IT Services	4.0%
Aerospace & Defense	3.9%
Energy Equipment & Services	3.8%
Semiconductors & Semiconductor Equipment	3.8%
Capital Markets	3.8%
Media	3.5%
Diversified Telecommunication Services	3.5%
Multiline Retail	3.3%
Software	3.3%
Biotechnology	3.3%
Communications Equipment	2.6%
Beverages	2.6%
Hotels, Restaurants & Leisure	2.6%
Oil, Gas & Consumable Fuels	2.5%
Machinery	2.5%
Automobiles	2.3%
Real Estate Investment Trust	2.1%
Banks	1.7%
Other	18.6%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.2%
Microsoft Corporation	2.7%
Pfizer Inc.	1.8%
Merck & Company Inc.	1.8%
Verizon Communications Inc.	1.8%

Nuveen Investments	41

Holding Summaries as of August 31, 2015 (continued)

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	158.9%
Total Long Exposure	158.9%
Repurchase Agreements	4.4%
Total Investments	163.3%
Securities Sold Short
Common Stocks	(80.1)%
Total Short Exposure	(80.1)%
Other Assets Less Liabilities	16.8%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	3.6%
Microsoft Corporation	2.3%
Johnson & Johnson	2.0%
JPMorgan Chase & Co.	1.9%
Home Depot, Inc.	1.8%

Top Five Holdings

(Short Exposure)

(% of net assets)

JM Smucker Company	(0.9)%
Martin Marietta Materials	(0.9)%
Hanesbrands Inc.	(0.9)%
CONSOL Energy Inc.	(0.9)%
ONEOK, Inc.	(0.9)%

Portfolio Composition –

Long Exposure

(% of net assets)

Health Care Providers & Services	10.5%
Software	10.5%
Machinery	8.1%
Media	7.6%
Insurance	7.1%
Specialty Retail	6.7%
Technology Hardware, Storage & Peripherals	6.4%
IT Services	6.3%
Aerospace & Defense	6.1%
Hotels, Restaurants & Leisure	5.2%
Containers & Packaging	4.7%
Banks	4.6%
Biotechnology	4.4%
Semiconductors & Semiconductor Equipment	4.2%
Chemicals	3.8%
Communications Equipment	3.7%
Food Products	3.7%
Metals & Mining	3.6%
Multiline Retail	3.6%
Oil, Gas & Consumable Fuels	3.5%
Beverages	2.9%
Textiles, Apparel & Luxury Goods	2.6%
Internet Software & Services	2.5%
Electric Utilities	2.5%
Household Durables	2.5%
Air Freight & Logistics	2.5%
Professional Services	2.4%
Diversified Financial Services	2.3%
Construction & Engineering	2.2%
Pharmaceuticals	2.0%
Diversified Telecommunication Services	2.0%
Other	18.2%
Total	158.9%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(7.5)%
Chemicals	(6.4)%
Software	(4.3)%
Food Products	(3.5)%
Household Durables	(3.4)%
Beverages	(3.2)%
Construction Materials	(2.6)%
Semiconductors & Semiconductor Equipment	(2.6)%
Textiles, Apparel & Luxury Goods	(2.6)%
Machinery	(2.5)%
Aerospace & Defense	(2.5)%
Road & Rail	(2.5)%
Specialty Retail	(2.4)%
Health Care Equipment & Supplies	(2.4)%
Metals & Mining	(1.8)%
Health Care Providers & Services	(1.7)%
Electric Utilities	(1.6)%
Trading Companies & Distributors	(1.6)%
Commercial Services & Supplies	(1.6)%
Electronic Equipment, Instruments & Components	(1.6)%
Multi-Utilities	(1.5)%
Hotels, Restaurants & Leisure	(1.5)%
Other	(18.8)%
Total	(80.1)%

42	Nuveen Investments

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	93.8%
Total Long Exposure	93.8%
Repurchase Agreements	14.1%
Total Investments	107.9%
Securities Sold Short
Common Stocks	(77.5)%
Total Short Exposure	(77.5)%
Other Assets Less Liabilities	69.6%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Best Buy Co	1.1%
Apple, Inc.	1.1%
Huntington Ingalls Industries Inc.	1.1%
Lazard Limited	1.1%
Jabil Circuit Inc.	1.1%

Top Five Holdings

(Short Exposure)

(% of net assets)

Hertz Global Holdings Inc.	(0.9)%
Cypress Semiconductor Corporation	(0.9)%
Energen Corporation	(0.9)%
Southern Copper Corporation	(0.9)%
JM Smucker Company	(0.9)%

Portfolio Composition –

Long Exposure

(% of net assets)

Specialty Retail	7.7%
Health Care Providers & Services	7.3%
Aerospace & Defense	5.1%
Machinery	4.5%
Media	4.3%
Software	3.9%
IT Services	3.8%
Multiline Retail	3.5%
Technology Hardware, Storage & Peripherals	3.5%
Oil, Gas & Consumable Fuels	3.3%
Capital Markets	3.0%
Insurance	2.8%
Internet Software & Services	2.8%
Semiconductors & Semiconductor Equipment	2.7%
Electronic Equipment, Instruments & Components	2.6%
Auto Components	2.5%
Biotechnology	2.5%
Communications Equipment	2.3%
Banks	1.9%
Diversified Telecommunication Services	1.8%
Energy Equipment & Services	1.8%
Food Products	1.7%
Other	18.5%
Total	93.8%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(8.6)%
Chemicals	(5.9)%
Semiconductors & Semiconductor Equipment	(4.9)%
Household Durables	(3.8)%
Software	(3.6)%
Multi-Utilities	(3.2)%
Specialty Retail	(3.1)%
Aerospace & Defense	(3.1)%
Internet Software & Services	(3.0)%
Food Products	(2.7)%
Hotels, Restaurants & Leisure	(2.4)%
Health Care Providers & Services	(2.3)%
Machinery	(1.7)%
Construction Materials	(1.7)%
Electronic Equipment, Instruments & Components	(1.7)%
Metals & Mining	(1.6)%
Energy Equipment & Services	(1.6)%
Beverages	(1.6)%
Communications Equipment	(1.5)%
Other	(19.5)%
Total	(77.5)%

Nuveen Investments	43

Holding Summaries as of August 31, 2015 (continued)

Nuveen Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	98.2%
Repurchases Agreements	1.3%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	13.0%
Software	8.8%
IT Services	8.2%
Beverages	7.6%
Media	7.3%
Technology Hardware, Storage & Peripherals	7.1%
Specialty Retail	6.5%
Biotechnology	6.2%
Aerospace & Defense	4.6%
Food & Staples Retailing	4.1%
Diversified Telecommunication Services	3.5%
Containers & Packaging	3.3%
Other	18.0%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	0.5%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	5.3%
Home Depot, Inc.	5.1%
Microsoft Corporation	4.1%
PepsiCo, Inc.	3.7%
Amgen Inc.	3.0%

44	Nuveen Investments

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	100.0%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	9.4%
Technology Hardware, Storage & Peripherals	7.3%
Specialty Retail	6.4%
Media	6.4%
Aerospace & Defense	4.9%
Software	4.9%
Biotechnology	4.7%
Banks	4.3%
Multiline Retail	3.8%
Machinery	3.8%
IT Services	3.1%
Semiconductors & Semiconductor Equipment	3.1%
Oil, Gas & Consumable Fuels	3.0%
Food Products	3.0%
Capital Markets	2.9%
Insurance	2.9%
Pharmaceuticals	2.2%
Internet Software & Services	2.2%
Auto Components	2.1%
Other	19.6%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.3%
JPMorgan Chase & Co.	2.1%
Pfizer Inc.	1.9%
Bank of America Corporation	1.9%
Gilead Sciences, Inc.	1.8%

Nuveen Investments	45

Holding Summaries as of August 31, 2015 (continued)

Nuveen Large Cap Core Plus Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	129.7%
Total Long Exposure	129.7%
Securities Sold Short
Common Stocks	(29.9)%
Total Short Exposure	(29.9)%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	5.5%
JPMorgan Chase & Co.	2.9%
Bank of America Corporation	2.4%
Home Depot, Inc.	2.4%
Gilead Sciences, Inc.	2.2%

Top Five Holdings

(Short Exposure)

(% of net assets)

Energen Corporation	(0.3)%
Anadarko Petroleum Corporation	(0.3)%
Occidental Petroleum Corporation	(0.3)%
Air Products & Chemicals Inc.	(0.3)%
Raytheon Company	(0.3)%

Portfolio Composition –

Long Exposure

(% of net assets)

Health Care Providers & Services	12.3%
Technology Hardware, Storage & Peripherals	9.8%
Specialty Retail	9.6%
Aerospace & Defense	7.2%
Media	7.0%
Software	6.5%
Biotechnology	6.0%
Multiline Retail	5.8%
Banks	5.7%
IT Services	5.6%
Semiconductors & Semiconductor Equipment	4.9%
Machinery	4.8%
Insurance	4.2%
Oil, Gas & Consumable Fuels	3.4%
Capital Markets	3.0%
Electronic Equipment, Instruments & Components	2.8%
Food Products	2.8%
Diversified Telecommunication Services	2.7%
Pharmaceuticals	2.6%
Internet Software & Services	2.3%
Hotels, Restaurants & Leisure	2.3%
Other	18.4%
Total	129.7%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(4.5)%
Chemicals	(2.4)%
Internet Software & Services	(1.8)%
Semiconductors & Semiconductor Equipment	(1.3)%
Beverages	(1.2)%
Software	(1.1)%
Specialty Retail	(1.0)%
Capital Markets	(1.0)%
Multi-Utilities	(1.0)%
Household Durables	(0.9)%
Electronic Equipment, Instruments & Components	(0.8)%
Biotechnology	(0.8)%
Food Products	(0.8)%
Pharmaceuticals	(0.7)%
Aerospace & Defense	(0.6)%
Other	(10.0)%
Total	(29.9)%

46	Nuveen Investments

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	9.1%
Media	8.5%
Technology Hardware, Storage & Peripherals	8.0%
Specialty Retail	7.6%
Software	7.4%
Biotechnology	6.0%
IT Services	5.9%
Multiline Retail	5.0%
Aerospace & Defense	4.7%
Internet Software & Services	3.4%
Diversified Telecommunication Services	3.2%
Machinery	2.8%
Auto Components	2.2%
Hotels, Restaurants & Leisure	2.1%
Oil, Gas & Consumable Fuels	1.9%
Communications Equipment	1.8%
Food Products	1.6%
Other	18.6%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	7.3%
Microsoft Corporation	2.7%
Home Depot, Inc.	2.5%
Gilead Sciences, Inc.	2.5%
Amgen Inc.	2.1%

Nuveen Investments	47

Holding Summaries as of August 31, 2015 (continued)

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	9.3%
Insurance	8.8%
Health Care Providers & Services	5.8%
Multiline Retail	5.2%
Aerospace & Defense	4.8%
Technology Hardware, Storage & Peripherals	4.6%
Pharmaceuticals	4.5%
Oil, Gas & Consumable Fuels	4.1%
Machinery	4.0%
Diversified Telecommunication Services	3.6%
Semiconductors & Semiconductor Equipment	3.4%
IT Services	3.4%
Specialty Retail	2.8%
Energy Equipment & Services	2.7%
Communications Equipment	2.5%
Food Products	2.4%
Media	2.1%
Food & Staples Retailing	2.1%
Commercial Services & Supplies	2.1%
Hotels, Restaurants & Leisure	1.9%
Other	19.6%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

JPMorgan Chase & Co.	3.4%
Pfizer Inc.	3.0%
Bank of America Corporation	2.7%
Cisco Systems, Inc.	2.4%
Intel Corporation	2.3%

48	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2015.

The beginning of the period is March 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Concentrated Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$940.90	$937.40	$942.30
Expenses Incurred During the Period	$5.92	$9.57	$4.70
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.11	$1,015.32	$1,020.37
Expenses Incurred During the Period	$6.16	$9.96	$4.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96% and 0.96% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	49

Expense Examples (continued)

Nuveen Core Dividend Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$913.80	$910.40	$915.30
Expenses Incurred During the Period	$5.60	$9.20	$4.39
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,020.62
Expenses Incurred During the Period	$5.90	$9.70	$4.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91% and 0.91% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Equity Long/Short Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$967.40	$964.00	$968.50
Expenses Incurred During the Period	$17.70	$21.44	$16.47
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,007.21	$1,003.38	$1,008.47
Expenses Incurred During the Period	$18.06	$21.86	$16.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.57%, 4.33% and 3.32% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$983.40	$979.50	$984.40
Expenses Incurred During the Period	$16.95	$20.61	$15.71
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.12	$1,004.39	$1,009.38
Expenses Incurred During the Period	$17.16	$20.87	$15.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.39%, 4.13% and 3.14% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50	Nuveen Investments

Nuveen Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$949.50	$945.80	$948.20	$950.90
Expenses Incurred During the Period	$5.95	$9.61	$7.17	$4.72
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.11	$1,015.32	$1,017.85	$1,020.37
Expenses Incurred During the Period	$6.16	$9.96	$7.43	$4.89

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.96%, 1.46% and 0.96% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Large Cap Core Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$923.30	$920.10	$924.80
Expenses Incurred During the Period	$5.48	$9.10	$4.27
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.51	$1,015.73	$1,020.77
Expenses Incurred During the Period	$5.75	$9.55	$4.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88% and 0.88% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Large Cap Core Plus Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$921.50	$918.00	$922.50
Expenses Incurred During the Period	$10.70	$14.36	$9.50
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.06	$1,010.23	$1,015.32
Expenses Incurred During the Period	$11.22	$15.05	$9.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.21%, 2.97% and 1.96% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	51

Expense Examples (continued)

Nuveen Large Cap Growth Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$926.70	$923.40	$928.20
Expenses Incurred During the Period	$5.63	$9.26	$4.42
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,020.62
Expenses Incurred During the Period	$5.90	$9.70	$4.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91% and 0.91% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Large Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$904.10	$900.80	$903.20	$905.40
Expenses Incurred During the Period	$5.23	$8.82	$6.48	$4.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.71	$1,015.93	$1,018.40	$1,020.97
Expenses Incurred During the Period	$5.55	$9.35	$6.87	$4.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.09%, 1.84%, 1.35% and 0.84% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

52	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Investment Trust

Nuveen Investment Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Concentrated Core Fund, Nuveen Core Dividend Fund, Nuveen Equity Market Neutral Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Core Plus Fund, Nuveen Large Cap Growth Fund, Nuveen Large Cap Value Fund (seven of the funds which comprise the Nuveen Investment Trust) and Nuveen Equity Long/Short Fund and Nuveen Growth Fund (two of the funds comprising the Nuveen Investment Trust II) (the “Funds”) as of August 31, 2015, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. The financial highlights for the periods presented through August 31, 2013 were audited by other auditors whose reports dated October 28, 2013 expressed unqualified opinions on those financial highlights. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

October 28, 2015

Nuveen Investments	53

Nuveen Concentrated Core Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.2%

	COMMON STOCKS – 100.2%

	Aerospace & Defense – 4.9%

50,000	Boeing Company	$6,534,000

	Auto Components – 5.2%

91,000	Delphi Automotive PLC	6,872,320

	Automobiles – 4.9%

467,000	Ford Motor Company	6,477,290

	Banks – 5.0%

407,000	Bank of America Corporation	6,650,380

	Biotechnology – 9.9%

43,000	Amgen Inc.	6,526,540

63,000	Gilead Sciences, Inc.	6,619,410
	Total Biotechnology	13,145,950

	Diversified Telecommunication Services – 9.1%

164,000	AT&T Inc.	5,444,800

244,000	CenturyLink Inc.	6,597,760
	Total Diversified Telecommunication Services	12,042,560

	Electronic Equipment, Instruments & Components – 4.9%

373,000	Corning Incorporated	6,419,330

	Food Products – 5.1%

149,000	Archer-Daniels-Midland Company	6,703,510

	Health Care Providers & Services – 20.3%

57,000	Aetna Inc.	6,527,640

67,000	AmerisourceBergen Corporation	6,702,680

83,000	Cardinal Health, Inc.	6,828,410

59,000	UnitedHealth Group Incorporated	6,826,300
	Total Health Care Providers & Services	26,885,030

	Insurance – 5.0%

66,000	Travelers Companies, Inc.	6,570,300

	Machinery – 5.1%

63,000	Parker Hannifin Corporation	6,782,580

	Multiline Retail – 5.1%

87,000	Target Corporation	6,760,770

54	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail – 5.1%

97,000	Lowe’s Companies, Inc.	$6,709,490

	Technology Hardware, Storage & Peripherals – 10.6%

62,000	Apple, Inc.	6,991,120

250,000	Hewlett-Packard Company	7,015,000
	Total Technology Hardware, Storage & Peripherals	14,006,120
	Total Long-Term Investments (cost $139,676,761)	132,559,630
	Other Assets Less Liabilities – (0.2)%	(216,502)
	Net Assets – 100%	$132,343,128

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

Nuveen Investments	55

Nuveen Core Dividend Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 3.9%

4,900	Boeing Company	$640,332

4,100	Huntington Ingalls Industries Inc.	461,578

6,800	United Technologies Corporation	622,948
	Total Aerospace & Defense	1,724,858

	Air Freight & Logistics – 1.2%

5,400	United Parcel Service, Inc., Class B	527,310

	Airlines – 0.2%

1,700	Delta Air Lines, Inc.	74,426

	Auto Components – 1.1%

6,500	Delphi Automotive PLC	490,880

	Automobiles – 2.3%

19,100	General Motors Company	562,304

8,800	Thor Industries, Inc.	480,304
	Total Automobiles	1,042,608

	Banks – 1.7%

20,000	Bank of America Corporation	326,800

1,500	JPMorgan Chase & Co.	96,150

5,000	Pacwest Bancorp.	213,200

2,300	Wells Fargo & Company	122,659
	Total Banks	758,809

	Beverages – 2.6%

5,900	Dr. Pepper Snapple Group	452,707

7,800	PepsiCo, Inc.	724,854
	Total Beverages	1,177,561

	Biotechnology – 3.3%

4,600	Amgen Inc.	698,188

7,400	Gilead Sciences, Inc.	777,518
	Total Biotechnology	1,475,706

	Capital Markets – 3.8%

300	Bank New York Mellon	11,940

12,200	Eaton Vance Corporation	422,974

9,500	Lazard Limited	472,435

16,600	Morgan Stanley	571,870

2,700	T. Rowe Price Group Inc.	194,076
	Total Capital Markets	1,673,295

56	Nuveen Investments

Shares	Description (1)	Value

	Chemicals – 0.3%

4,000	Cabot Corporation	$135,480

	Commercial Services & Supplies – 1.2%

3,400	Pitney Bowes Inc.	67,354

30,100	R.R. Donnelley & Sons Company	472,570
	Total Commercial Services & Supplies	539,924

	Communications Equipment – 2.6%

28,300	Cisco Systems, Inc.	732,404

17,400	Juniper Networks Inc.	447,354
	Total Communications Equipment	1,179,758

	Containers & Packaging – 0.3%

2,900	Sonoco Products Company	114,028

	Diversified Telecommunication Services – 3.5%

17,900	CenturyLink Inc.	484,016

17,000	Verizon Communications Inc.	782,170

37,900	Windstream Holdings Inc.	272,501
	Total Diversified Telecommunication Services	1,538,687

	Electrical Equipment – 1.1%

4,400	Rockwell Automation, Inc.	492,052

	Electronic Equipment, Instruments & Components – 1.3%

12,700	Corning Incorporated	218,567

13,500	Jabil Circuit Inc.	261,225

10,600	Vishay Intertechnology Inc.	104,728
	Total Electronic Equipment, Instruments & Components	584,520

	Energy Equipment & Services – 3.8%

12,600	Atwood Oceanics Inc.	240,786

8,900	Ensco PLC	161,179

11,600	National-Oilwell Varco Inc.	491,028

35,300	Noble Corporation PLC	459,606

20,000	Tidewater Inc.	358,600
	Total Energy Equipment & Services	1,711,199

	Food & Staples Retailing – 0.7%

4,600	Wal-Mart Stores, Inc.	297,758

	Food Products – 1.2%

2,900	Archer-Daniels-Midland Company	130,471

16,900	Flowers Foods Inc.	392,249
	Total Food Products	522,720

	Health Care Providers & Services – 7.4%

4,600	Aetna Inc.	526,792

Nuveen Investments	57

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

4,900	AmerisourceBergen Corporation	$490,196

3,700	Anthem Inc.	521,885

6,400	Cardinal Health, Inc.	526,528

2,700	McKesson HBOC Inc.	533,466

6,000	UnitedHealth Group Incorporated	694,200
	Total Health Care Providers & Services	3,293,067

	Hotels, Restaurants & Leisure – 2.6%

4,200	Brinker International Inc.	223,146

6,900	Darden Restaurants, Inc.	469,269

10,100	Six Flags Entertainment Corporation	454,197
	Total Hotels, Restaurants & Leisure	1,146,612

	Household Durables – 1.5%

9,600	Leggett and Platt Inc.	426,432

4,800	Tupperware Corporation	245,904
	Total Household Durables	672,336

	Independent Power & Renewable Electricity Producers – 0.5%

8,600	AES Corporation	103,200

6,800	NRG Energy Inc.	135,456
	Total Independent Power & Renewable Electricity Producers	238,656

	Industrial Conglomerates – 0.3%

4,800	General Electric Company	119,136

	Insurance – 1.0%

18,300	Assured Guaranty Limited	462,258

	Internet & Catalog Retail – 1.1%

4,100	Expedia, Inc.	471,459

	Internet Software & Services – 1.0%

6,500	IAC/InterActiveCorp.	453,700

	IT Services – 4.0%

6,200	Accenture Limited	584,474

4,800	Broadridge Financial Solutions, Inc.	253,392

10,700	Leidos Holdings Inc.	450,256

3,600	MasterCard, Inc.	332,532

15,700	Xerox Corporation	159,669
	Total IT Services	1,780,323

	Leisure Products – 1.0%

6,200	Hasbro, Inc.	462,458

	Machinery – 2.5%

2,400	AGCO Corporation	117,696

58	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

16,700	Allison Transmission Holdings Inc.	$477,620

1,500	Caterpillar Inc.	114,660

2,700	Cummins Inc.	328,725

500	Parker Hannifin Corporation	53,830
	Total Machinery	1,092,531

	Media – 3.5%

18,400	Cablevision Systems Corporation	463,128

21,600	Gannett Company, Inc.	283,176

24,200	Interpublic Group of Companies, Inc.	456,896

9,100	Viacom Inc., Class B	371,007
	Total Media	1,574,207

	Metals & Mining – 1.1%

11,200	Nucor Corporation	484,848

	Multiline Retail – 3.3%

9,100	Big Lots, Inc.	436,709

4,200	Kohl’s Corporation	214,326

6,500	Macy’s, Inc.	380,965

5,800	Target Corporation	450,718
	Total Multiline Retail	1,482,718

	Oil, Gas & Consumable Fuels – 2.5%

9,800	CVTR Energy Inc.	394,058

113,500	Denbury Resources Inc.	492,590

3,300	Exxon Mobil Corporation	248,292
	Total Oil, Gas & Consumable Fuels	1,134,940

	Personal Products – 0.9%

77,400	Avon Products, Inc.	401,706

	Pharmaceuticals – 4.2%

3,000	Johnson & Johnson	281,940

14,600	Merck & Company Inc.	786,210

25,600	Pfizer Inc.	824,832
	Total Pharmaceuticals	1,892,982

	Real Estate Investment Trust – 2.1%

20,700	Communications Sales & Leasing, Inc.	416,070

3,000	Iron Mountain Inc.	85,020

63,300	MFA Mortgage Investments, Inc.	450,063
	Total Real Estate Investment Trust	951,153

	Semiconductors & Semiconductor Equipment – 3.8%

26,600	Intel Corporation	759,164

41,500	Marvell Technology Group Ltd.	467,705

Nuveen Investments	59

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

20,800	NVIDIA Corporation	$467,584
	Total Semiconductors & Semiconductor Equipment	1,694,453

	Software – 3.3%

10,200	CA Technologies	278,358

27,600	Microsoft Corporation	1,201,152
	Total Software	1,479,510

	Specialty Retail – 6.9%

12,000	Aaron Rents Inc.	451,800

12,400	Abercrombie & Fitch Co., Class A	246,264

13,400	Best Buy Co., Inc.	492,316

4,000	GameStop Corporation	169,920

6,700	Home Depot, Inc.	780,282

1,300	L Brands Inc.	109,070

4,800	Lowe’s Companies, Inc.	332,016

34,500	Staples, Inc.	490,245
	Total Specialty Retail	3,071,913

	Technology Hardware, Storage & Peripherals – 7.3%

16,800	Apple, Inc.	1,894,368

19,400	EMC Corporation	482,478

20,700	Hewlett-Packard Company	580,842

10,000	Lexmark International, Inc., Class A	299,800
	Total Technology Hardware, Storage & Peripherals	3,257,488

	Tobacco – 1.6%

12,900	Altria Group, Inc.	691,182
	Total Long-Term Investments (cost $46,089,212)	44,371,215
	Other Assets Less Liabilities – 0.5%	214,768
	Net Assets – 100%	$44,585,983

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

60	Nuveen Investments

Nuveen Equity Long/Short Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 158.9%

	COMMON STOCKS – 158.9%

	Aerospace & Defense – 6.1%

10,150	Boeing Company	$1,326,402

9,320	Huntington Ingalls Industries Inc.	1,049,246

9,431	L-3 Communications Holdings, Inc.	994,688

20,337	Spirit AeroSystems Holdings Inc., (2)	1,039,424

17,950	Triumph Group Inc.	886,551
	Total Aerospace & Defense	5,296,311

	Air Freight & Logistics – 2.5%

15,697	C.H. Robinson Worldwide, Inc.	1,058,449

21,800	Expeditors International of Washington, Inc.	1,067,546
	Total Air Freight & Logistics	2,125,995

	Airlines – 1.3%

24,966	Delta Air Lines, Inc.	1,093,011

	Automobiles – 1.2%

18,283	Thor Industries, Inc.	997,886

	Banks – 4.6%

48,800	Bank of America Corporation	797,392

27,381	Citigroup Inc.	1,464,336

26,131	JPMorgan Chase & Co.	1,674,996
	Total Banks	3,936,724

	Beverages – 2.9%

21,248	Coca-Cola Enterprises Inc.	1,094,060

15,411	PepsiCo, Inc.	1,432,144
	Total Beverages	2,526,204

	Biotechnology – 4.4%

8,925	Amgen Inc.	1,354,637

3,500	Biogen Inc., (2)	1,040,550

13,704	Gilead Sciences, Inc.	1,439,879
	Total Biotechnology	3,835,066

	Capital Markets – 1.4%

35,900	Morgan Stanley	1,236,755

	Chemicals – 3.8%

31,134	Cabot Corporation	1,054,509

14,125	LyondellBasell Industries NV	1,205,993

25,800	Mosaic Company	1,053,414
	Total Chemicals	3,313,916

Nuveen Investments	61

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Communications Equipment – 3.7%

78,385	Brocade Communications Systems Inc.	$834,800

53,028	Cisco Systems, Inc.	1,372,365

8,538	F5 Networks, Inc., (2)	1,036,599
	Total Communications Equipment	3,243,764

	Construction & Engineering – 2.2%

28,900	AECOM, (2)	794,750

28,000	Jacobs Engineering Group, Inc., (2)	1,131,480
	Total Construction & Engineering	1,926,230

	Containers & Packaging – 4.7%

17,752	Avery Dennison Corporation	1,031,036

19,715	Crown Holdings Inc., (2)	977,273

71,300	Graphic Packaging Holding Company	1,005,330

20,000	Sealed Air Corporation	1,029,000
	Total Containers & Packaging	4,042,639

	Diversified Consumer Services – 1.2%

36,300	Service Corporation International	1,076,295

	Diversified Financial Services – 2.3%

10,120	Moody’s Corporation	1,035,377

21,594	Voya Financial Inc.	930,270
	Total Diversified Financial Services	1,965,647

	Diversified Telecommunication Services – 2.0%

36,720	CenturyLink Inc.	992,909

15,200	Verizon Communications Inc.	699,352
	Total Diversified Telecommunication Services	1,692,261

	Electric Utilities – 2.5%

18,700	Edison International	1,093,576

34,900	Exelon Corporation	1,073,524
	Total Electric Utilities	2,167,100

	Electrical Equipment – 1.2%

9,551	Rockwell Automation, Inc.	1,068,088

	Electronic Equipment, Instruments & Components – 1.3%

41,500	Ingram Micro, Inc., Class A	1,122,990

	Energy Equipment & Services – 1.4%

75,400	Superior Energy Services, Inc.	1,199,614

	Food Products – 3.7%

24,479	Archer-Daniels-Midland Company	1,101,310

14,470	Bunge Limited	1,048,352

45,167	Flowers Foods Inc.	1,048,326
	Total Food Products	3,197,988

62	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.2%

26,145	Hologic Inc., (2)	$1,014,687

	Health Care Providers & Services – 10.5%

10,483	Aetna Inc.	1,200,513

10,400	AmerisourceBergen Corporation	1,040,416

7,717	Anthem Inc.	1,088,483

13,084	Cardinal Health, Inc.	1,076,421

16,800	Centene Corporation, (2)	1,036,896

14,400	Express Scripts, Holding Company, (2)	1,203,840

5,677	McKesson HBOC Inc.	1,121,662

11,387	UnitedHealth Group Incorporated	1,317,476
	Total Health Care Providers & Services	9,085,707

	Hotels, Restaurants & Leisure – 5.2%

22,131	Carnival Corporation	1,089,509

15,094	Darden Restaurants, Inc.	1,026,543

15,650	Marriott International, Inc., Class A	1,105,829

24,000	Starbucks Corporation	1,313,040
	Total Hotels, Restaurants & Leisure	4,534,921

	Household Durables – 2.5%

21,725	Leggett and Platt Inc.	965,025

16,000	Tempur Pedic International Inc., (2)	1,168,320
	Total Household Durables	2,133,345

	Independent Power & Renewable Electricity Producers – 1.1%

79,529	AES Corporation	954,348

	Industrial Conglomerates – 1.2%

6,280	Roper Technologies, Inc.	1,017,925

	Insurance – 7.1%

16,700	Amtrust Financial Services, Inc.	971,105

5,499	Everest Reinsurance Group Ltd	966,779

23,300	Hartford Financial Services Group, Inc.	1,070,635

21,202	MetLife, Inc.	1,062,220

10,988	Travelers Companies, Inc.	1,093,855

21,852	Valdius Holdings Limited	967,607
	Total Insurance	6,132,201

	Internet Software & Services – 2.5%

41,325	eBay Inc., (2)	1,120,321

15,504	VeriSign, Inc., (2)	1,068,846
	Total Internet Software & Services	2,189,167

	IT Services – 6.3%

12,000	Accenture Limited	1,131,240

Nuveen Investments	63

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	IT Services (continued)

26,573	CoreLogic Inc.	$1,008,445

12,071	Gartner Inc., (2)	1,032,191

24,000	Leidos Holdings Inc.	1,009,920

13,991	MasterCard, Inc.	1,292,349
	Total IT Services	5,474,145

	Life Sciences Tools & Services – 1.2%

8,300	Waters Corporation, (2)	1,007,454

	Machinery – 8.1%

19,500	AGCO Corporation	956,280

35,785	Allison Transmission Holdings Inc.	1,023,451

15,673	Caterpillar Inc.	1,198,044

18,652	Crane Company	979,976

18,049	Lincoln Electric Holdings Inc.	1,058,574

9,801	Parker Hannifin Corporation	1,055,176

25,612	Trinity Industries Inc.	691,268
	Total Machinery	6,962,769

	Media – 7.6%

15,000	AMC Networks Inc., Class A Shares, (2)	1,085,700

44,800	Cablevision Systems Corporation	1,127,616

22,918	Comcast Corporation, Class A	1,290,971

52,400	Interpublic Group of Companies, Inc.	989,312

287,681	Sirius XM Holdings Inc., (2)	1,097,503

26,519	Starz, Class A, (2)	997,380
	Total Media	6,588,482

	Metals & Mining – 3.6%

24,300	Nucor Corporation	1,051,947

17,600	Reliance Steel & Aluminum Company	1,022,912

54,580	Steel Dynamics Inc.	1,063,218
	Total Metals & Mining	3,138,077

	Multiline Retail – 3.6%

14,251	Dollar General Corporation	1,061,557

15,066	Macy’s, Inc.	883,018

15,154	Target Corporation	1,177,617
	Total Multiline Retail	3,122,192

	Multi-Utilities – 1.2%

26,000	Public Service Enterprise Group Incorporated	1,046,500

	Oil, Gas & Consumable Fuels – 3.5%

25,572	CVTR Energy Inc.	1,028,250

189,918	Denbury Resources Inc.	824,244

64	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

19,200	Valero Energy Corporation	$1,139,328
	Total Oil, Gas & Consumable Fuels	2,991,822

	Personal Products – 1.2%

18,700	Herbalife, Limited	1,076,559

	Pharmaceuticals – 2.0%

18,624	Johnson & Johnson	1,750,283

	Professional Services – 2.4%

10,800	Equifax Inc.	1,057,320

11,581	Manpower Inc.	1,006,389
	Total Professional Services	2,063,709

	Road & Rail – 1.1%

14,596	Landstar System	966,255

	Semiconductors & Semiconductor Equipment – 4.2%

51,568	Intel Corporation	1,471,751

48,000	NVIDIA Corporation	1,079,040

113,135	ON Semiconductor Corporation, (2)	1,081,005
	Total Semiconductors & Semiconductor Equipment	3,631,796

	Software – 10.5%

36,200	Activision Blizzard Inc.	1,036,406

15,600	Citrix Systems, (2)	1,062,516

15,471	Electronic Arts Inc., (2)	1,023,407

10,944	Intuit, Inc.	938,448

45,000	King Digital Entertainment PLC	599,850

46,658	Microsoft Corporation	2,030,555

35,095	Oracle Corporation	1,301,674

15,050	Red Hat, Inc., (2)	1,086,761
	Total Software	9,079,617

	Specialty Retail – 6.7%

31,848	Best Buy Co., Inc.	1,170,096

12,191	Foot Locker, Inc.	863,001

23,199	GameStop Corporation	985,494

13,070	Home Depot, Inc.	1,522,131

17,793	Lowe’s Companies, Inc.	1,230,742
	Total Specialty Retail	5,771,464

	Technology Hardware, Storage & Peripherals – 6.4%

27,250	Apple, Inc.	3,072,707

48,900	EMC Corporation	1,216,143

43,185	Hewlett-Packard Company	1,211,771
	Total Technology Hardware, Storage & Peripherals	5,500,621

Nuveen Investments	65

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods – 2.6%

9,821	Carter’s Inc.			$965,503

11,226	Nike, Inc., Class B			1,254,506
	Total Textiles, Apparel & Luxury Goods			2,220,009

	Trading Companies & Distributors – 1.0%

15,990	WESCO International Inc., (2)			894,960
	Total Long-Term Investments (cost $139,821,033)			137,413,499

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.4%

	REPURCHASE AGREEMENTS – 4.4%

$3,791	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/15 repurchase price $3,790,915, collateralized by $3,795,000 U.S. Treasury Notes, 2.375%, due 8/15/24, value $3,870,900	0.000%	9/01/15	$3,790,915
	Total Short-Term Investments (cost $3,790,915)			3,790,915
	Total Investments (cost $143,611,948) – 163.3%			141,204,414

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (80.1)% (3)

	Aerospace & Defense – (2.5)%

(15,511)	BE Aerospace Inc.			$(756,161)

(15,000)	Hexcel Corporation			(723,900)

(6,900)	Raytheon Company			(707,664)
	Total Aerospace & Defense			(2,187,725)

	Airlines – (0.8)%

(13,500)	Spirit Airline Holdings, (2)			(691,875)

	Automobiles – (0.8)%

(2,854)	Tesla Motors Inc., (2)			(710,817)

	Banks – (0.8)%

(5,850)	M&T Bank Corporation			(691,704)

	Beverages – (3.2)%

(7,000)	Brown-Forman Corporation			(686,700)

(6,166)	Constellation Brands, Inc., Class A			(789,248)

(9,700)	Molson Coors Brewing Company, Class B			(660,473)

(4,850)	Monster Beverage Corporation, (2)			(671,531)
	Total Beverages			(2,807,952)

	Biotechnology – (0.4)%

(1,818)	Intercept Pharmaceuticals Incorporated, (2)			(344,984)

	Building Products – (0.9)%

(6,551)	Lennox International Inc.			(773,280)

66	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets – (0.8)%

(22,693)	Charles Schwab Corporation	$(689,413)

	Chemicals – (6.4)%

(5,480)	Air Products & Chemicals Inc.	(764,624)

(7,100)	Airgas, Inc.	(685,292)

(11,515)	CF Industries Holdings, Inc.	(660,731)

(13,800)	E.I. Du Pont de Nemours and Company	(710,700)

(15,673)	FMC Corporation	(663,125)

(31,642)	Platform Specialty Products Corporation, (2)	(605,628)

(6,674)	Praxair, Inc.	(705,776)

(7,246)	WR Grace & Company, (2)	(716,919)
	Total Chemicals	(5,512,795)

	Commercial Services & Supplies – (1.6)%

(33,000)	Covanta Holding Corporation	(653,400)

(19,800)	Tyco International PLC	(718,542)
	Total Commercial Services & Supplies	(1,371,942)

	Construction Materials – (2.6)%

(9,000)	Eagle Materials Inc.	(736,470)

(4,761)	Martin Marietta Materials	(798,896)

(7,900)	Vulcan Materials Company	(739,598)
	Total Construction Materials	(2,274,964)

	Electric Utilities – (1.6)%

(23,800)	Hawaiian Electric Industries	(672,826)

(22,600)	ITC Holdings Corporation	(739,020)
	Total Electric Utilities	(1,411,846)

	Electronic Equipment, Instruments & Components – (1.6)%

(13,600)	Amphenol Corporation, Class A	(712,096)

(22,500)	FLIR Systems Inc.	(644,175)
	Total Electronic Equipment, Instruments & Components	(1,356,271)

	Energy Equipment & Services – (1.5)%

(16,740)	Halliburton Company	(658,719)

(7,900)	Schlumberger Limited	(611,223)
	Total Energy Equipment & Services	(1,269,942)

	Food & Staples Retailing – (0.9)%

(36,300)	Sprouts Farmers Market Inc., (2)	(739,431)

	Food Products – (3.5)%

(8,778)	Hershey Foods Corporation	(785,807)

(6,952)	JM Smucker Company	(818,389)

(12,800)	Keurig Green Mountain Inc.	(724,480)

Nuveen Investments	67

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Food Products (continued)

(15,615)	Mondelez International Inc.	$(661,451)
	Total Food Products	(2,990,127)

	Health Care Equipment & Supplies – (2.4)%

(5,100)	Becton, Dickinson and Company	(719,202)

(4,283)	Cooper Companies, Inc.	(695,645)

(9,300)	Idexx Labs Inc., (2)	(664,671)
	Total Health Care Equipment & Supplies	(2,079,518)

	Health Care Providers & Services – (1.7)%

(25,209)	Brookdale Senior Living Inc., (2)	(691,231)

(6,277)	Laboratory Corporation of America Holdings, (2)	(739,493)
	Total Health Care Providers & Services	(1,430,724)

	Health Care Technology – (0.7)%

(4,610)	AthenaHealth Inc., (2)	(612,992)

	Hotels, Restaurants & Leisure – (1.5)%

(74,000)	The Wendy’s Company	(674,140)

(8,537)	Wynn Resorts Ltd	(640,702)
	Total Hotels, Restaurants & Leisure	(1,314,842)

	Household Durables – (3.4)%

(18,600)	Garmin Limited	(699,546)

(14,864)	Lennar Corporation, Class A	(756,578)

(36,639)	Pulte Corporation	(758,061)

(19,500)	Toll Brothers Inc., (2)	(720,915)
	Total Household Durables	(2,935,100)

	Household Products – (0.8)%

(10,967)	Colgate-Palmolive Company	(688,837)

	Insurance – (0.8)%

(15,278)	Arthur J. Gallagher & Co.	(667,954)

	Internet Software & Services – (1.5)%

(37,850)	Pandora Media, Inc., (2)	(679,029)

(19,664)	Yahoo! Inc., (2)	(633,967)
	Total Internet Software & Services	(1,312,996)

	IT Services – (0.8)%

(23,176)	VeriFone Holdings Inc., (2)	(724,018)

	Machinery – (2.5)%

(23,259)	Donaldson Company, Inc.	(728,239)

(10,658)	Toro Company	(759,915)

(6,167)	WABCO Holdings Inc.	(711,178)
	Total Machinery	(2,199,332)

68	Nuveen Investments

Shares	Description (1)	Value

	Media – (0.8)%

(19,523)	Lions Gate Entertainment Corporation, Equity	$(716,299)

	Metals & Mining – (1.8)%

(9,500)	Compass Minerals International, Inc.	(769,500)

(27,856)	Southern Copper Corporation	(742,641)
	Total Metals & Mining	(1,512,141)

	Multi-Utilities – (1.5)%

(10,204)	Dominion Resources, Inc.	(711,729)

(34,516)	MDU Resources Group Inc.	(618,182)
	Total Multi-Utilities	(1,329,911)

	Oil, Gas & Consumable Fuels – (7.5)%

(6,662)	Cimarex Energy Company	(736,218)

(14,695)	ConocoPhillips	(722,259)

(52,346)	CONSOL Energy Inc.	(797,230)

(13,497)	Energen Corporation	(701,844)

(7,456)	EQT Corporation	(580,226)

(17,485)	Golar LNG, Limited	(680,866)

(21,900)	Kinder Morgan, Inc.	(709,779)

(21,989)	ONEOK, Inc.	(791,824)

(15,568)	Williams Companies, Inc.	(750,378)
	Total Oil, Gas & Consumable Fuels	(6,470,624)

	Pharmaceuticals – (0.8)%

(17,600)	Akorn, Inc., (2)	(700,304)

	Professional Services – (1.4)%

(4,139)	IHS Inc., (2)	(480,207)

(16,735)	Nielsen Holdings PLC	(756,924)
	Total Professional Services	(1,237,131)

	Road & Rail – (2.5)%

(40,000)	Hertz Global Holdings Inc., (2)	(737,200)

(7,700)	Kansas City Southern Industries	(714,098)

(10,500)	Old Dominion Freight Line, (2)	(698,145)
	Total Road & Rail	(2,149,443)

	Semiconductors & Semiconductor Equipment – (2.6)%

(15,844)	Cree, Inc., (2)	(431,274)

(64,600)	Cypress Semiconductor Corporation	(646,000)

(18,200)	Linear Technology Corporation	(733,096)

(18,842)	SunPower Corporation, (2)	(457,107)
	Total Semiconductors & Semiconductor Equipment	(2,267,477)

Nuveen Investments	69

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Software – (4.3)%

(9,226)	Adobe Systems Incorporated, (2)	$(724,887)

(14,569)	Autodesk, Inc., (2)	(681,101)

(8,214)	NetSuite Inc., (2)	(729,814)

(3,950)	Ultimate Software Group, Inc., (2)	(695,950)

(7,644)	Workday Inc., Class A, (2)	(537,067)

(135,000)	Zynga Inc., (2)	(341,550)
	Total Software	(3,710,369)

	Specialty Retail – (2.4)%

(17,085)	Cabela’s Incorporated, (2)	(768,312)

(11,200)	CarMax, Inc., (2)	(683,200)

(7,900)	Tiffany & Co.	(649,775)
	Total Specialty Retail	(2,101,287)

	Technology Hardware, Storage & Peripherals – (0.9)%

(57,000)	3D Systems Corporation, (2)	(782,610)

	Textiles, Apparel & Luxury Goods – (2.6)%

(26,500)	Hanesbrands Inc.	(797,915)

(35,069)	Kate Spade & Company, (2)	(664,908)

(7,800)	Under Armour, Inc., (2)	(745,134)
	Total Textiles, Apparel & Luxury Goods	(2,207,957)

	Thrifts & Mortgage Finance – (0.9)%

(45,115)	TFS Financial Corporation	(774,625)

	Tobacco – (0.9)%

(9,100)	Reynolds American Inc.	(762,125)

	Trading Companies & Distributors – (1.6)%

(16,867)	Fastenal Company	(650,054)

(6,000)	Watsco Inc.	(734,760)
	Total Trading Companies & Distributors	(1,384,814)

	Transportation Infrastructure – (0.8)%

(9,100)	Macquarie Infrastructure Corporation	(716,352)

	Water Utilities – (0.8)%

(12,825)	American Water Works Company	(666,130)
	Total Common Stocks Sold Short (proceeds $74,813,804)	(69,280,980)
	Other Assets Less Liabilities – 16.8%	14,542,836
	Net Assets – 100%	$86,466,270

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $76,580,934 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

70	Nuveen Investments

Nuveen Equity Market Neutral Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 93.8%

	COMMON STOCKS – 93.8%

	Aerospace & Defense – 5.1%

3,600	Boeing Company	$470,448

4,400	Huntington Ingalls Industries Inc.	495,352

900	L-3 Communications Holdings, Inc.	94,923

9,300	Spirit AeroSystems Holdings Inc., (2)	475,323

9,500	Triumph Group Inc.	469,205

3,700	United Technologies Corporation	338,957
	Total Aerospace & Defense	2,344,208

	Airlines – 0.9%

9,800	Delta Air Lines, Inc.	429,044

	Auto Components – 2.5%

5,500	Delphi Automotive PLC	415,360

11,700	Goodyear Tire & Rubber Company	348,309

3,800	Lear Corporation	390,602
	Total Auto Components	1,154,271

	Automobiles – 1.4%

6,000	General Motors Company	176,640

8,800	Thor Industries, Inc.	480,304
	Total Automobiles	656,944

	Banks – 1.9%

29,100	Bank of America Corporation	475,494

6,000	JPMorgan Chase & Co.	384,600
	Total Banks	860,094

	Beverages – 0.8%

4,200	PepsiCo, Inc.	390,306

	Biotechnology – 2.5%

3,100	Amgen Inc.	470,518

700	Biogen Inc., (2)	208,110

4,500	Gilead Sciences, Inc.	472,815
	Total Biotechnology	1,151,443

	Capital Markets – 3.0%

10,100	Bank New York Mellon	401,980

9,900	Lazard Limited	492,327

14,000	Morgan Stanley	482,300
	Total Capital Markets	1,376,607

Nuveen Investments	71

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Chemicals – 0.9%

12,500	Cabot Corporation	$423,375

	Commercial Services & Supplies – 0.8%

24,400	R.R. Donnelley & Sons Company	383,080

	Communications Equipment – 2.3%

35,900	Brocade Communications Systems Inc.	382,335

2,500	F5 Networks, Inc., (2)	303,525

14,700	Juniper Networks Inc.	377,937
	Total Communications Equipment	1,063,797

	Consumer Finance – 0.7%

3,100	American Express Company	237,832

400	Credit Acceptance Corporation, (2)	81,524
	Total Consumer Finance	319,356

	Containers & Packaging – 0.9%

6,000	AptarGroup Inc.	404,160

	Diversified Consumer Services – 0.4%

18,100	Apollo Group, Inc., (2)	201,091

	Diversified Telecommunication Services – 1.8%

14,500	CenturyLink Inc.	392,080

21,500	Intelsat SA, (2)	207,905

32,300	Windstream Holdings Inc.	232,237
	Total Diversified Telecommunication Services	832,222

	Electrical Equipment – 1.6%

4,500	Regal-Beloit Corporation	300,015

3,800	Rockwell Automation, Inc.	424,954
	Total Electrical Equipment	724,969

	Electronic Equipment, Instruments & Components – 2.6%

20,800	Corning Incorporated	357,968

25,300	Jabil Circuit Inc.	489,555

36,400	Vishay Intertechnology Inc.	359,632
	Total Electronic Equipment, Instruments & Components	1,207,155

	Energy Equipment & Services – 1.8%

36,600	Noble Corporation PLC	476,532

18,300	Tidewater Inc.	328,119
	Total Energy Equipment & Services	804,651

	Food & Staples Retailing – 0.7%

10,200	Whole Foods Market, Inc.	334,152

	Food Products – 1.7%

8,400	Archer-Daniels-Midland Company	377,916

72	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

18,300	Pilgrim’s Pride Corporation	$383,843
	Total Food Products	761,759

	Health Care Equipment & Supplies – 0.5%

3,100	Saint Jude Medical Inc.	219,511

	Health Care Providers & Services – 7.3%

4,100	Aetna Inc.	469,532

4,100	AmerisourceBergen Corporation	410,164

3,300	Anthem Inc.	465,465

4,900	Cardinal Health, Inc.	403,123

7,400	Centene Corporation, (2)	456,728

6,100	Health Net Inc., (2)	390,766

1,500	McKesson HBOC Inc.	296,370

4,100	UnitedHealth Group Incorporated	474,370
	Total Health Care Providers & Services	3,366,518

	Hotels, Restaurants & Leisure – 1.7%

6,900	Brinker International Inc.	366,597

5,700	Darden Restaurants, Inc.	387,657

700	Marriott International, Inc., Class A	49,462
	Total Hotels, Restaurants & Leisure	803,716

	Household Durables – 0.4%

3,700	Leggett and Platt Inc.	164,354

	Insurance – 2.8%

3,000	Aspen Insurance Holdings Limited	137,730

19,300	Assured Guaranty Limited	487,518

1,400	Everest Reinsurance Group Ltd	246,134

4,100	Travelers Companies, Inc.	408,155
	Total Insurance	1,279,537

	Internet & Catalog Retail – 1.1%

4,200	Expedia, Inc.	482,958

	Internet Software & Services – 2.8%

14,900	eBay Inc., (2)	403,939

6,700	IAC/InterActiveCorp.	467,660

5,800	VeriSign, Inc., (2)	399,852
	Total Internet Software & Services	1,271,451

	IT Services – 3.8%

6,300	Computer Sciences Corporation	390,537

7,400	CoreLogic Inc.	280,830

2,800	Gartner Inc., (2)	239,428

Nuveen Investments	73

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	IT Services (continued)

4,600	MasterCard, Inc.	$424,902

39,200	Xerox Corporation	398,664
	Total IT Services	1,734,361

	Machinery – 4.5%

9,600	AGCO Corporation	470,784

14,400	Allison Transmission Holdings Inc.	411,840

1,300	Lincoln Electric Holdings Inc.	76,245

3,700	Parker Hannifin Corporation	398,342

15,900	Terex Corporation	370,947

13,400	Trinity Industries Inc.	361,666
	Total Machinery	2,089,824

	Media – 4.3%

14,700	Cablevision Systems Corporation	369,999

6,500	Comcast Corporation, Class A	366,145

7,400	Interpublic Group of Companies, Inc.	139,712

8,700	Scripps Networks Interactive, Class A Shares	461,883

109,200	Sirius XM Holdings Inc., (2)	416,598

5,700	Viacom Inc., Class B	232,389
	Total Media	1,986,726

	Metals & Mining – 1.1%

11,200	Nucor Corporation	484,848

500	Reliance Steel & Aluminum Company	29,060
	Total Metals & Mining	513,908

	Multiline Retail – 3.5%

9,300	Big Lots, Inc.	446,307

3,700	Dillard’s, Inc., Class A	342,287

6,500	Kohl’s Corporation	331,695

6,000	Target Corporation	466,260
	Total Multiline Retail	1,586,549

	Oil, Gas & Consumable Fuels – 3.3%

9,800	CVTR Energy Inc.	394,058

100,600	Denbury Resources Inc.	436,604

26,400	Oasis Petroleum Inc., (2)	294,624

6,400	Valero Energy Corporation	379,776
	Total Oil, Gas & Consumable Fuels	1,505,062

	Personal Products – 1.2%

10,100	Avon Products, Inc.	52,419

8,300	Herbalife, Limited	477,831
	Total Personal Products	530,250

74	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 0.2%

1,700	Merck & Company Inc.	$91,545

	Road & Rail – 0.9%

9,100	Avis Budget Group Inc., (2)	401,583

	Semiconductors & Semiconductor Equipment – 2.7%

14,900	Intel Corporation	425,246

37,500	Marvell Technology Group Ltd.	422,625

18,100	NVIDIA Corporation	406,888
	Total Semiconductors & Semiconductor Equipment	1,254,759

	Software – 3.9%

5,700	CA Technologies	155,553

6,800	Citrix Systems, (2)	463,148

5,800	Electronic Arts Inc., (2)	383,670

9,800	Oracle Corporation	363,482

5,600	Red Hat, Inc., (2)	404,376
	Total Software	1,770,229

	Specialty Retail – 7.7%

12,600	Aaron Rents Inc.	474,390

13,800	Best Buy Co., Inc.	507,012

26,400	Chico’s FAS, Inc.	393,624

10,500	GameStop Corporation	446,040

4,100	Home Depot, Inc.	477,486

6,200	Lowe’s Companies, Inc.	428,854

53,000	Office Depot, Inc., (2)	420,290

26,700	Staples, Inc.	379,407
	Total Specialty Retail	3,527,103

	Technology Hardware, Storage & Peripherals – 3.5%

4,400	Apple, Inc.	496,144

15,200	EMC Corporation	378,024

17,000	Hewlett-Packard Company	477,020

9,100	Lexmark International, Inc., Class A	272,818
	Total Technology Hardware, Storage & Peripherals	1,624,006

	Textiles, Apparel & Luxury Goods – 0.2%

1,000	Carter’s Inc.	98,310

	Trading Companies & Distributors – 1.1%

8,700	WESCO International Inc., (2)	486,939

	Wireless Telecommunication Services – 1.0%

12,000	T-Mobile US Inc., (2)	475,320
	Total Long-Term Investments (cost $44,527,910)	43,087,203

Nuveen Investments	75

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 14.1%

	REPURCHASE AGREEMENTS – 14.1%

$6,495	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/15, repurchase price $6,495,033, collateralized by $6,540,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $6,629,925	0.000%	9/01/15	$6,495,033
	Total Short-Term Investments (cost $6,495,033)			6,495,033
	Total Investments (cost $51,022,943) – 107.9%			49,582,236

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (77.5)% (3)

	Aerospace & Defense – (3.1)%

(7,000)	BE Aerospace Inc.	$(341,250)

(1,700)	Lockheed Martin Corporation	(342,006)

(5,200)	Orbital ATK, Inc.	(393,692)

(3,300)	Raytheon Company	(338,448)
	Total Aerospace & Defense	(1,415,396)

	Airlines – (0.7)%

(6,400)	Spirit Airline Holdings, (2)	(328,000)

	Automobiles – (0.9)%

(1,600)	Tesla Motors Inc., (2)	(398,496)

	Banks – (0.7)%

(9,600)	BankUnited Inc.	(342,144)

	Beverages – (1.6)%

(5,100)	Molson Coors Brewing Company, Class B	(347,259)

(2,800)	Monster Beverage Corporation, (2)	(387,688)
	Total Beverages	(734,947)

	Biotechnology – (0.5)%

(1,300)	Intercept Pharmaceuticals Incorporated, (2)	(246,688)

	Building Products – (0.8)%

(7,400)	Fortune Brands Home & Security	(354,090)

	Capital Markets – (0.7)%

(8,000)	Interactive Brokers Group, Inc.	(319,360)

	Chemicals – (5.9)%

(2,700)	Air Products & Chemicals Inc.	(376,731)

(2,100)	Airgas, Inc.	(202,692)

(4,800)	Cytec Industries, Inc.	(356,160)

(7,000)	E.I. Du Pont de Nemours and Company	(360,500)

76	Nuveen Investments

Shares	Description (1)	Value

	Chemicals (continued)

(9,500)	FMC Corporation	$(401,945)

(15,500)	Platform Specialty Products Corporation, (2)	(296,670)

(3,100)	Praxair, Inc.	(327,825)

(3,900)	WR Grace & Company, (2)	(385,866)
	Total Chemicals	(2,708,389)

	Commercial Services & Supplies – (0.9)%

(10,800)	Tyco International PLC	(391,932)

	Communications Equipment – (1.5)%

(6,200)	Motorola Solutions Inc.	(401,884)

(1,800)	Palo Alto Networks, Incorporated, (2)	(295,596)
	Total Communications Equipment	(697,480)

	Construction & Engineering – (0.7)%

(19,000)	KBR Inc.	(331,360)

	Construction Materials – (1.7)%

(4,900)	Eagle Materials Inc.	(400,967)

(900)	Martin Marietta Materials	(151,020)

(2,500)	Vulcan Materials Company	(234,050)
	Total Construction Materials	(786,037)

	Diversified Financial Services – (0.0)%

(1)	FNFV Group	(14)

	Electric Utilities – (0.8)%

(11,800)	ITC Holdings Corporation	(385,860)

	Electrical Equipment – (0.6)%

(6,000)	Solarcity Corporation, (2)	(289,680)

	Electronic Equipment, Instruments & Components – (1.7)%

(12,100)	FLIR Systems Inc.	(346,423)

(5,500)	National Instruments Corporation	(160,655)

(3,300)	Zebra Technologies Corporation, Class A, (2)	(273,504)
	Total Electronic Equipment, Instruments & Components	(780,582)

	Energy Equipment & Services – (1.6)%

(8,400)	Halliburton Company	(330,540)

(13,900)	McDermott International Inc., (2)	(70,612)

(30,300)	RPC Inc.	(352,086)
	Total Energy Equipment & Services	(753,238)

	Food Products – (2.7)%

(3,500)	JM Smucker Company	(412,020)

(1,400)	Kellogg Company	(92,792)

(4,200)	McCormick & Company, Incorporated	(332,976)

Nuveen Investments	77

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Food Products (continued)

(9,200)	Mondelez International Inc.	$(389,712)
	Total Food Products	(1,227,500)

	Health Care Equipment & Supplies – (0.0)%

(200)	Idexx Labs Inc., (2)	(14,294)

	Health Care Providers & Services – (2.3)%

(13,200)	Brookdale Senior Living Inc., (2)	(361,944)

(2,900)	Laboratory Corporation of America Holdings, (2)	(341,649)

(9,500)	Premier Inc., Class A, (2)	(338,675)
	Total Health Care Providers & Services	(1,042,268)

	Hotels, Restaurants & Leisure – (2.4)%

(5,800)	Norwegian Cruise Line Holdings Limited, (2)	(334,080)

(4,200)	Royal Caribbean Cruises Limited	(370,272)

(5,100)	Wynn Resorts Ltd	(382,755)
	Total Hotels, Restaurants & Leisure	(1,087,107)

	Household Durables – (3.8)%

(8,000)	Garmin Limited	(300,880)

(7,800)	Lennar Corporation, Class A	(397,020)

(17,900)	Pulte Corporation	(370,351)

(16,700)	Taylor Morrison, (2)	(333,165)

(9,500)	Toll Brothers Inc., (2)	(351,215)
	Total Household Durables	(1,752,631)

	Household Products – (0.9)%

(6,200)	Colgate-Palmolive Company	(389,422)

	Insurance – (0.8)%

(7,900)	Arthur J. Gallagher & Co.	(345,388)

	Internet Software & Services – (3.0)%

(1,600)	CoStar Group, Inc., (2)	(283,264)

(400)	LinkedIn Corporation, Class A Shares, (2)	(72,240)

(21,800)	Pandora Media, Inc., (2)	(391,092)

(8,000)	Twitter Inc., (2)	(222,320)

(11,900)	Yahoo! Inc., (2)	(383,656)

(1,800)	Yelp Incorporated, (2)	(43,704)
	Total Internet Software & Services	(1,396,276)

	IT Services – (0.8)%

(11,200)	VeriFone Holdings Inc., (2)	(349,888)

	Machinery – (1.7)%

(12,500)	Donaldson Company, Inc.	(391,375)

(9,400)	Oshkosh Truck Corporation	(395,270)
	Total Machinery	(786,645)

78	Nuveen Investments

Shares	Description (1)	Value

	Marine – (0.7)%

(4,500)	Kirby Corporation, (2)	$(317,385)

	Media – (1.4)%

(14,900)	Dreamworks Animation SKG Inc., (2)	(297,106)

(8,800)	Thomson Corporation	(341,616)
	Total Media	(638,722)

	Metals & Mining – (1.6)%

(4,200)	Compass Minerals International, Inc.	(340,200)

(15,600)	Southern Copper Corporation	(415,896)
	Total Metals & Mining	(756,096)

	Multi-Utilities – (3.2)%

(5,500)	Dominion Resources, Inc.	(383,625)

(21,900)	MDU Resources Group Inc.	(392,229)

(3,700)	Sempra Energy	(350,945)

(17,200)	TECO Energy, Inc.	(362,404)
	Total Multi-Utilities	(1,489,203)

	Oil, Gas & Consumable Fuels – (8.6)%

(5,300)	Anadarko Petroleum Corporation	(379,374)

(1,700)	Cabot Oil & Gas Corporation	(40,239)

(6,100)	Cheniere Energy Inc., (2)	(379,115)

(2,600)	Cimarex Energy Company	(287,326)

(41,100)	Cobalt International Energy, Inc., (2)	(329,211)

(12,400)	CONSOL Energy Inc.	(188,852)

(8,000)	Energen Corporation	(416,000)

(7,900)	Golar LNG, Limited	(307,626)

(10,100)	Kinder Morgan, Inc.	(327,341)

(2,000)	Occidental Petroleum Corporation	(146,020)

(9,400)	ONEOK, Inc.	(338,494)

(2,200)	Pioneer Natural Resources Company	(270,732)

(6,200)	Range Resources Corporation	(239,444)

(6,600)	Williams Companies, Inc.	(318,120)
	Total Oil, Gas & Consumable Fuels	(3,967,894)

	Pharmaceuticals – (1.1)%

(1,100)	Allergan PLC, (2)	(334,114)

(13,300)	Theravance Inc.	(185,003)
	Total Pharmaceuticals	(519,117)

	Road & Rail – (0.9)%

(22,700)	Hertz Global Holdings Inc., (2)	(418,361)

	Semiconductors & Semiconductor Equipment – (4.9)%

(5,700)	Analog Devices, Inc.	(318,402)

Nuveen Investments	79

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

(12,100)	Cree, Inc., (2)	$(329,362)

(41,800)	Cypress Semiconductor Corporation	(418,000)

(10,000)	Linear Technology Corporation	(402,800)

(8,200)	Microchip Technology Incorporated	(348,500)

(11,600)	SunEdison Inc., (2)	(120,640)

(12,500)	SunPower Corporation, (2)	(303,250)
	Total Semiconductors & Semiconductor Equipment	(2,240,954)

	Software – (3.6)%

(7,100)	FireEye Inc., (2)	(268,238)

(3,500)	NetSuite Inc., (2)	(310,975)

(4,800)	ServiceNow Inc., (2)	(340,608)

(1,700)	Splunk Inc., (2)	(105,349)

(4,300)	Workday Inc., Class A, (2)	(302,118)

(125,500)	Zynga Inc., (2)	(317,515)
	Total Software	(1,644,803)

	Specialty Retail – (3.1)%

(9,000)	Cabela’s Incorporated, (2)	(404,730)

(5,200)	CarMax, Inc., (2)	(317,200)

(2,800)	Signet Jewelers Limited	(386,400)

(3,800)	Tiffany & Co.	(312,550)
	Total Specialty Retail	(1,420,880)

	Technology Hardware, Storage & Peripherals – (0.7)%

(10,300)	Stratasys, Inc., (2)	(315,798)

	Textiles, Apparel & Luxury Goods – (1.4)%

(14,900)	Kate Spade & Company, (2)	(282,504)

(3,600)	Under Armour, Inc., (2)	(343,908)
	Total Textiles, Apparel & Luxury Goods	(626,412)

	Thrifts & Mortgage Finance – (1.2)%

(17,700)	Nationstar Mortgage Holdings, Incorporated, (2)	(295,944)

(31,000)	Ocwen Financial Corporation, (2)	(230,640)
	Total Thrifts & Mortgage Finance	(526,584)

	Trading Companies & Distributors – (0.7)%

(8,800)	Fastenal Company	(339,152)

	Transportation Infrastructure – (0.9)%

(5,100)	Macquarie Infrastructure Corporation	(401,472)

See accompanying notes to financial statements.

80	Nuveen Investments

Shares	Description (1)	Value

	Water Utilities – (0.7)%

(13,000)	Aqua America Inc.	$(329,680)
	Total Common Stocks Sold Short (proceeds $39,558,057)	(35,607,625)
	Other Assets Less Liabilities – 69.6%	31,994,818
	Net Assets – 100%	$45,969,429

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $17,058,172 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Nuveen Investments	81

Nuveen Growth Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.2%

	COMMON STOCKS – 98.2%

	Aerospace & Defense – 4.6%

9,871	Boeing Company	$1,289,942

9,565	United Technologies Corporation	876,250
	Total Aerospace & Defense	2,166,192

	Automobiles – 0.5%

4,047	Thor Industries, Inc.	220,885

	Banks – 1.3%

11,592	Wells Fargo & Company	618,201

	Beverages – 7.6%

15,021	Coca-Cola Company	590,626

16,684	Dr. Pepper Snapple Group	1,280,163

18,741	PepsiCo, Inc.	1,741,601
	Total Beverages	3,612,390

	Biotechnology – 6.2%

9,400	Amgen Inc.	1,426,732

4,862	Celgene Corporation, (2)	574,105

8,933	Gilead Sciences, Inc.	938,590
	Total Biotechnology	2,939,427

	Containers & Packaging – 3.3%

8,173	AptarGroup Inc.	550,533

7,910	Ball Corporation	521,348

10,058	Crown Holdings Inc., (2)	498,575
	Total Containers & Packaging	1,570,456

	Diversified Telecommunication Services – 3.5%

24,583	AT&T Inc.	816,156

17,785	Verizon Communications Inc.	818,288
	Total Diversified Telecommunication Services	1,634,444

	Food & Staples Retailing – 4.1%

6,781	CVS Caremark Corporation	694,374

23,883	Kroger Co.	823,964

12,653	Whole Foods Market, Inc.	414,512
	Total Food & Staples Retailing	1,932,850

	Food Products – 1.7%

18,053	Archer-Daniels-Midland Company	812,204

82	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 13.0%

8,681	Aetna Inc.	$994,148

10,215	AmerisourceBergen Corporation	1,021,909

6,345	Anthem Inc.	894,962

14,682	Cardinal Health, Inc.	1,207,888

10,492	Express Scripts, Holding Company, (2)	877,131

2,919	McKesson HBOC Inc.	576,736

5,113	UnitedHealth Group Incorporated	591,574
	Total Health Care Providers & Services	6,164,348

	Hotels, Restaurants & Leisure – 1.8%

12,320	Marriott International, Inc., Class A	870,531

	Industrial Conglomerates – 2.8%

7,292	Danaher Corporation	634,550

4,154	Roper Technologies, Inc.	673,322
	Total Industrial Conglomerates	1,307,872

	Insurance – 1.1%

5,702	Reinsurance Group of America Inc.	518,198

	Internet Software & Services – 2.5%

904	Google Inc., Class A, (2)	585,629

960	Google Inc., Class C Shares, (2)	593,520
	Total Internet Software & Services	1,179,149

	IT Services – 8.2%

12,734	Accenture Limited	1,200,434

8,895	Gartner Inc., (2)	760,611

14,847	MasterCard, Inc.	1,371,417

7,550	Visa Inc.	538,315
	Total IT Services	3,870,777

	Leisure Equipment & Products – 1.2%

4,466	Polaris Industries Inc.	579,999

	Machinery – 1.9%

8,245	Parker Hannifin Corporation	887,657

	Media – 7.3%

21,799	Comcast Corporation, Class A	1,227,938

9,468	Discovery Communications Inc., Class A Shares, (2)	251,849

7,659	Scripps Networks Interactive, Class A Shares	406,616

12,163	Viacom Inc., Class B	495,886

10,376	Walt Disney Company	1,057,107
	Total Media	3,439,396

Nuveen Investments	83

Nuveen Growth Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Multiline Retail – 2.2%

13,116	Target Corporation	$1,019,244

	Software – 8.8%

12,673	Intuit, Inc.	1,086,710

44,134	Microsoft Corporation	1,920,712

31,193	Oracle Corporation	1,156,948
	Total Software	4,164,370

	Specialty Retail – 6.5%

20,186	Gap, Inc.	662,303

20,634	Home Depot, Inc.	2,403,036
	Total Specialty Retail	3,065,339

	Technology Hardware, Storage & Peripherals – 7.1%

22,039	Apple, Inc.	2,485,118

33,933	EMC Corporation	843,914
	Total Technology Hardware, Storage & Peripherals	3,329,032

	Tobacco – 1.0%

5,959	Philip Morris International	475,529
	Total Long-Term Investments (cost $39,433,448)	46,378,490

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.3%

	REPURCHASE AGREEMENTS – 1.3%

$617	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/15, repurchase price $617,316, collateralized by $625,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $633,594	0.000%	9/01/15	$617,316
	Total Short-Term Investments (cost $617,316)			617,316
	Total Investments (cost $40,050,764) – 99.5%			46,995,806
	Other Assets Less Liabilities – 0.5%			240,891
	Net Assets – 100%			$47,236,697

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

84	Nuveen Investments

Nuveen Large Cap Core Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.0%

	COMMON STOCKS – 100.0%

	Aerospace & Defense – 4.9%

25,000	Boeing Company	$3,267,000

22,000	Huntington Ingalls Industries Inc.	2,476,760

21,000	L-3 Communications Holdings, Inc.	2,214,870

48,000	Spirit AeroSystems Holdings Inc., (2)	2,453,280

19,000	Triumph Group Inc.	938,410
	Total Aerospace & Defense	11,350,320

	Airlines – 1.1%

60,000	Delta Air Lines, Inc.	2,626,800

	Auto Components – 2.1%

34,000	Delphi Automotive PLC	2,567,680

1,000	Goodyear Tire & Rubber Company	29,770

21,000	Lear Corporation	2,158,590
	Total Auto Components	4,756,040

	Automobiles – 1.5%

34,000	General Motors Company	1,000,960

46,000	Thor Industries, Inc.	2,510,680
	Total Automobiles	3,511,640

	Banks – 4.3%

262,000	Bank of America Corporation	4,281,080

77,000	JPMorgan Chase & Co.	4,935,700

12,000	Wells Fargo & Company	639,960
	Total Banks	9,856,740

	Beverages – 0.8%

19,000	PepsiCo, Inc.	1,765,670

	Biotechnology – 4.7%

24,000	Amgen Inc.	3,642,720

10,000	Biogen Inc., (2)	2,973,000

39,000	Gilead Sciences, Inc.	4,097,730
	Total Biotechnology	10,713,450

	Capital Markets – 2.9%

33,000	Bank New York Mellon	1,313,400

49,000	Lazard Limited	2,436,770

85,000	Morgan Stanley	2,928,250
	Total Capital Markets	6,678,420

Nuveen Investments	85

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Chemicals – 1.0%

71,000	Cabot Corporation	$2,404,770

	Commercial Services & Supplies – 1.0%

144,000	R.R. Donnelley & Sons Company	2,260,800

	Containers & Packaging – 0.2%

7,000	AptarGroup Inc.	471,520

	Diversified Consumer Services – 0.3%

70,000	Apollo Group, Inc., (2)	777,700

	Diversified Financial Services – 1.1%

5,000	Berkshire Hathaway Inc., Class B, (2)	670,200

46,000	Voya Financial Inc.	1,981,680
	Total Diversified Financial Services	2,651,880

	Diversified Telecommunication Services – 1.6%

88,000	CenturyLink Inc.	2,379,520

194,000	Windstream Holdings Inc.	1,394,860
	Total Diversified Telecommunication Services	3,774,380

	Electrical Equipment – 1.1%

23,000	Rockwell Automation, Inc.	2,572,090

	Electronic Equipment, Instruments & Components – 1.9%

61,000	Corning Incorporated	1,049,810

125,000	Jabil Circuit Inc.	2,418,750

88,000	Vishay Intertechnology Inc.	869,440
	Total Electronic Equipment, Instruments & Components	4,338,000

	Energy Equipment & Services – 1.1%

76,000	Noble Corporation PLC	989,520

82,000	Tidewater Inc.	1,470,260
	Total Energy Equipment & Services	2,459,780

	Food Products – 3.0%

57,000	Archer-Daniels-Midland Company	2,564,430

29,000	Bunge Limited	2,101,050

105,000	Pilgrim's Pride Corporation	2,202,375
	Total Food Products	6,867,855

	Health Care Providers & Services – 9.4%

24,000	Aetna Inc.	2,748,480

26,000	AmerisourceBergen Corporation	2,601,040

19,000	Anthem Inc.	2,679,950

31,000	Cardinal Health, Inc.	2,550,370

37,000	Centene Corporation, (2)	2,283,640

35,000	Health Net Inc., (2)	2,242,100

86	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

14,000	McKesson HBOC Inc.	$2,766,120

32,000	UnitedHealth Group Incorporated	3,702,400
	Total Health Care Providers & Services	21,574,100

	Hotels, Restaurants & Leisure – 1.7%

6,100	Brinker International Inc.	324,093

36,000	Darden Restaurants, Inc.	2,448,360

15,000	Marriott International, Inc., Class A	1,059,900
	Total Hotels, Restaurants & Leisure	3,832,353

	Industrial Conglomerates – 0.3%

26,000	General Electric Company	645,320

	Insurance – 2.9%

101,000	Assured Guaranty Limited	2,551,260

12,000	Everest Reinsurance Group Ltd	2,109,720

20,000	Travelers Companies, Inc.	1,991,000
	Total Insurance	6,651,980

	Internet & Catalog Retail – 1.0%

21,000	Expedia, Inc.	2,414,790

	Internet Software & Services – 2.2%

99,000	eBay Inc., (2)	2,683,890

34,000	VeriSign, Inc., (2)	2,343,960
	Total Internet Software & Services	5,027,850

	IT Services – 3.1%

12,700	Computer Sciences Corporation	787,273

9,000	CoreLogic Inc.	341,550

9,000	Leidos Holdings Inc.	378,720

37,000	MasterCard, Inc.	3,417,690

209,000	Xerox Corporation	2,125,530
	Total IT Services	7,050,763

	Machinery – 3.8%

78,000	Allison Transmission Holdings Inc.	2,230,800

22,000	Parker Hannifin Corporation	2,368,520

92,000	Terex Corporation	2,146,360

70,000	Trinity Industries Inc.	1,889,300
	Total Machinery	8,634,980

	Media – 6.4%

94,000	Cablevision Systems Corporation	2,365,980

62,000	Comcast Corporation, Class A	3,492,460

121,000	Interpublic Group of Companies, Inc.	2,284,480

34,000	Scripps Networks Interactive, Class A Shares	1,805,060

Nuveen Investments	87

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Media (continued)

632,000	Sirius XM Holdings Inc., (2)	$2,411,080

71,000	TEGNA Inc.	1,689,090

17,000	Viacom Inc., Class B	693,090
	Total Media	14,741,240

	Metals & Mining – 0.8%

40,000	Nucor Corporation	1,731,600

	Multiline Retail – 3.8%

47,000	Big Lots, Inc.	2,255,530

17,000	Dillard’s, Inc., Class A	1,572,670

17,300	Kohl’s Corporation	882,819

20,000	Macy’s, Inc.	1,172,200

36,000	Target Corporation	2,797,560
	Total Multiline Retail	8,680,779

	Oil, Gas & Consumable Fuels – 3.0%

422,000	Denbury Resources Inc.	1,831,480

17,000	Exxon Mobil Corporation	1,279,080

128,000	Oasis Petroleum Inc., (2)	1,428,480

40,000	Valero Energy Corporation	2,373,600
	Total Oil, Gas & Consumable Fuels	6,912,640

	Pharmaceuticals – 2.2%

8,000	Johnson & Johnson	751,840

133,000	Pfizer Inc.	4,285,260
	Total Pharmaceuticals	5,037,100

	Road & Rail – 1.0%

54,000	Avis Budget Group Inc., (2)	2,383,020

	Semiconductors & Semiconductor Equipment – 3.1%

120,000	Intel Corporation	3,424,800

105,000	Marvell Technology Group Ltd.	1,183,350

108,000	NVIDIA Corporation	2,427,840
	Total Semiconductors & Semiconductor Equipment	7,035,990

	Software – 4.9%

33,000	Citrix Systems, (2)	2,247,630

36,000	Electronic Arts Inc., (2)	2,381,400

8,000	Intuit, Inc.	686,000

67,000	Microsoft Corporation	2,915,840

57,000	Oracle Corporation	2,114,130

12,000	Red Hat, Inc., (2)	866,520
	Total Software	11,211,520

88	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail – 6.4%

61,000	Aaron Rents Inc.	$2,296,650

69,000	Best Buy Co., Inc.	2,535,060

35,000	Home Depot, Inc.	4,076,100

45,000	Lowe’s Companies, Inc.	3,112,650

84,000	Office Depot, Inc., (2)	666,120

150,000	Staples, Inc.	2,131,500
	Total Specialty Retail	14,818,080

	Technology Hardware, Storage & Peripherals – 7.3%

88,000	Apple, Inc.	9,922,880

87,000	EMC Corporation	2,163,690

108,000	Hewlett-Packard Company	3,030,480

56,000	Lexmark International, Inc., Class A	1,678,880
	Total Technology Hardware, Storage & Peripherals	16,795,930

	Trading Companies & Distributors – 1.0%

41,000	WESCO International Inc., (2)	2,294,770

	Wireless Telecommunication Services – 1.1%

63,000	T-Mobile US Inc., (2)	2,495,430
	Total Long-Term Investments (cost $239,224,303)	229,808,090
	Other Assets Less Liabilities – 0.0%	99,654
	Net Assets – 100%	$229,907,744

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	89

Nuveen Large Cap Core Plus Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 129.7%

	COMMON STOCKS – 129.7%

	Aerospace & Defense – 7.2%

16,000	Boeing Company	$2,090,880

13,000	Huntington Ingalls Industries Inc.	1,463,540

13,000	L-3 Communications Holdings, Inc.	1,371,110

28,000	Spirit AeroSystems Holdings Inc., (2)	1,431,080

25,000	Triumph Group Inc.	1,234,750

2,000	United Technologies Corporation	183,220
	Total Aerospace & Defense	7,774,580

	Airlines – 1.6%

40,000	Delta Air Lines, Inc.	1,751,200

	Auto Components – 1.5%

20,000	Delphi Automotive PLC	1,510,400

2,000	Goodyear Tire & Rubber Company	59,540
	Total Auto Components	1,569,940

	Automobiles – 2.1%

30,000	General Motors Company	883,200

26,000	Thor Industries, Inc.	1,419,080
	Total Automobiles	2,302,280

	Banks – 5.7%

159,000	Bank of America Corporation	2,598,060

48,000	JPMorgan Chase & Co.	3,076,800

8,000	Wells Fargo & Company	426,640
	Total Banks	6,101,500

	Biotechnology – 6.0%

15,000	Amgen Inc.	2,276,700

6,000	Biogen Inc., (2)	1,783,800

23,000	Gilead Sciences, Inc.	2,416,610
	Total Biotechnology	6,477,110

	Capital Markets – 3.0%

10,000	Bank New York Mellon	398,000

20,000	Lazard Limited	994,600

54,000	Morgan Stanley	1,860,300
	Total Capital Markets	3,252,900

	Chemicals – 1.3%

41,000	Cabot Corporation	1,388,670

90	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies – 1.4%

94,000	R.R. Donnelley & Sons Company	$1,475,800

	Containers & Packaging – 0.3%

5,000	AptarGroup Inc.	336,800

	Diversified Consumer Services – 0.7%

64,000	Apollo Group, Inc., (2)	711,040

	Diversified Financial Services – 1.4%

3,000	Berkshire Hathaway Inc., Class B, (2)	402,120

26,000	Voya Financial Inc.	1,120,080
	Total Diversified Financial Services	1,522,200

	Diversified Telecommunication Services – 2.7%

59,000	CenturyLink Inc.	1,595,360

30,600	Intelsat SA, (2)	295,902

144,000	Windstream Holdings Inc.	1,035,360
	Total Diversified Telecommunication Services	2,926,622

	Electrical Equipment – 1.4%

14,000	Rockwell Automation, Inc.	1,565,620

	Electronic Equipment, Instruments & Components – 2.8%

46,000	Corning Incorporated	791,660

80,000	Jabil Circuit Inc.	1,548,000

72,000	Vishay Intertechnology Inc.	711,360
	Total Electronic Equipment, Instruments & Components	3,051,020

	Energy Equipment & Services – 1.5%

35,000	Noble Corporation PLC	455,700

67,700	Tidewater Inc.	1,213,861
	Total Energy Equipment & Services	1,669,561

	Food & Staples Retailing – 0.2%

3,000	Wal-Mart Stores, Inc.	194,190

	Food Products – 2.8%

37,000	Archer-Daniels-Midland Company	1,664,630

65,000	Pilgrim’s Pride Corporation	1,363,375
	Total Food Products	3,028,005

	Health Care Providers & Services – 12.3%

15,000	Aetna Inc.	1,717,800

15,000	AmerisourceBergen Corporation	1,500,600

12,000	Anthem Inc.	1,692,600

19,000	Cardinal Health, Inc.	1,563,130

23,000	Centene Corporation, (2)	1,419,560

22,000	Health Net Inc., (2)	1,409,320

Nuveen Investments	91

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

9,000	McKesson HBOC Inc.	$1,778,220

19,000	UnitedHealth Group Incorporated	2,198,300
	Total Health Care Providers & Services	13,279,530

	Hotels, Restaurants & Leisure – 2.3%

9,000	Brinker International Inc.	478,170

16,000	Darden Restaurants, Inc.	1,088,160

13,000	Marriott International, Inc., Class A	918,580
	Total Hotels, Restaurants & Leisure	2,484,910

	Industrial Conglomerates – 0.4%

18,000	General Electric Company	446,760

	Insurance – 4.2%

58,000	Assured Guaranty Limited	1,465,080

8,000	Everest Reinsurance Group Ltd	1,406,480

17,000	Travelers Companies, Inc.	1,692,350
	Total Insurance	4,563,910

	Internet & Catalog Retail – 1.5%

14,000	Expedia, Inc.	1,609,860

	Internet Software & Services – 2.3%

40,000	eBay Inc., (2)	1,084,400

21,000	VeriSign, Inc., (2)	1,447,740
	Total Internet Software & Services	2,532,140

	IT Services – 5.6%

12,300	Computer Sciences Corporation	762,477

35,000	CoreLogic Inc.	1,328,250

3,000	Gartner Inc., (2)	256,530

23,000	MasterCard, Inc.	2,124,510

156,000	Xerox Corporation	1,586,520
	Total IT Services	6,058,287

	Machinery – 4.8%

4,000	AGCO Corporation	196,160

48,000	Allison Transmission Holdings Inc.	1,372,800

14,000	Parker Hannifin Corporation	1,507,240

59,000	Terex Corporation	1,376,470

25,000	Trinity Industries Inc.	674,750
	Total Machinery	5,127,420

	Media – 7.0%

61,000	Cablevision Systems Corporation	1,535,370

39,000	Comcast Corporation, Class A	2,196,870

92	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

4,000	Scripps Networks Interactive, Class A Shares	$212,360

384,000	Sirius XM Holdings Inc., (2)	1,464,960

52,000	TEGNA Inc.	1,237,080

21,000	Viacom Inc., Class B	856,170
	Total Media	7,502,810

	Metals & Mining – 0.2%

6,000	Nucor Corporation	259,740

	Multiline Retail – 5.8%

29,000	Big Lots, Inc.	1,391,710

13,000	Dillard’s, Inc., Class A	1,202,630

23,000	Kohl’s Corporation	1,173,690

13,000	Macy’s, Inc.	761,930

22,000	Target Corporation	1,709,620
	Total Multiline Retail	6,239,580

	Oil, Gas & Consumable Fuels – 3.4%

8,000	CVTR Energy Inc.	321,680

277,000	Denbury Resources Inc.	1,202,180

11,000	Exxon Mobil Corporation	827,640

50,000	Oasis Petroleum Inc., (2)	558,000

12,000	Valero Energy Corporation	712,080
	Total Oil, Gas & Consumable Fuels	3,621,580

	Pharmaceuticals – 2.6%

6,000	Johnson & Johnson	563,880

68,000	Pfizer Inc.	2,190,960
	Total Pharmaceuticals	2,754,840

	Semiconductors & Semiconductor Equipment – 4.9%

83,000	Intel Corporation	2,368,820

128,000	Marvell Technology Group Ltd.	1,442,560

66,000	NVIDIA Corporation	1,483,680
	Total Semiconductors & Semiconductor Equipment	5,295,060

	Software – 6.5%

6,000	CA Technologies	163,740

22,000	Citrix Systems, (2)	1,498,420

23,000	Electronic Arts Inc., (2)	1,521,450

9,000	Intuit, Inc.	771,750

47,000	Microsoft Corporation	2,045,440

19,000	Oracle Corporation	704,710

4,000	Red Hat, Inc., (2)	288,840
	Total Software	6,994,350

Nuveen Investments	93

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Specialty Retail – 9.6%

38,000	Aaron Rents Inc.	$1,430,700

43,000	Best Buy Co., Inc.	1,579,820

22,000	Home Depot, Inc.	2,562,120

26,000	Lowe’s Companies, Inc.	1,798,420

180,000	Office Depot, Inc., (2)	1,427,400

112,000	Staples, Inc.	1,591,520
	Total Specialty Retail	10,389,980

	Technology Hardware, Storage & Peripherals – 9.8%

53,000	Apple, Inc.	5,976,280

69,000	EMC Corporation	1,716,030

65,000	Hewlett-Packard Company	1,823,900

34,000	Lexmark International, Inc., Class A	1,019,320
	Total Technology Hardware, Storage & Peripherals	10,535,530

	Trading Companies & Distributors – 1.4%

27,000	WESCO International Inc., (2)	1,511,190

	Wireless Telecommunication Services – 1.5%

40,000	T-Mobile US Inc., (2)	1,584,400
	Total Long-Term Investments (cost $143,940,030)	139,890,915

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (29.9)% (3)

	Aerospace & Defense – (0.6)%

(1,700)	Lockheed Martin Corporation	$(342,006)

(3,400)	Raytheon Company	(348,704)
	Total Aerospace & Defense	(690,710)

	Airlines – (0.3)%

(5,900)	Spirit Airline Holdings, (2)	(302,375)

	Automobiles – (0.3)%

(1,300)	Tesla Motors Inc., (2)	(323,778)

	Banks – (0.5)%

(2,900)	M&T Bank Corporation	(342,896)

(5,000)	U.S. Bancorp	(211,750)
	Total Banks	(554,646)

	Beverages – (1.2)%

(3,100)	Brown-Forman Corporation	(304,110)

(8,200)	Coca-Cola Company	(322,424)

(2,700)	Constellation Brands, Inc., Class A	(345,600)

(2,500)	Monster Beverage Corporation, (2)	(346,150)
	Total Beverages	(1,318,284)

94	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology – (0.8)%

(2,400)	BioMarin Pharmaceutical Inc., (2)	$(310,176)

(1,300)	Intercept Pharmaceuticals Incorporated, (2)	(246,688)

(2,500)	Vertex Pharmaceuticals Inc., (2)	(318,800)
	Total Biotechnology	(875,664)

	Capital Markets – (1.0)%

(200)	BlackRock Inc.	(60,494)

(10,900)	Charles Schwab Corporation	(331,142)

(13,200)	E*Trade Group Inc., (2)	(347,028)

(10,300)	TD Ameritrade Holding Corporation	(344,638)
	Total Capital Markets	(1,083,302)

	Chemicals – (2.4)%

(2,500)	Air Products & Chemicals Inc.	(348,825)

(3,300)	Airgas, Inc.	(318,516)

(4,300)	Cytec Industries, Inc.	(319,060)

(6,700)	E.I. Du Pont de Nemours and Company	(345,050)

(7,600)	FMC Corporation	(321,556)

(16,200)	Platform Specialty Products Corporation, (2)	(310,068)

(3,100)	Praxair, Inc.	(327,825)

(3,300)	WR Grace & Company, (2)	(326,502)
	Total Chemicals	(2,617,402)

	Commercial Services & Supplies – (0.6)%

(8,900)	Tyco International PLC	(322,981)

(6,300)	Waste Management, Inc.	(315,378)
	Total Commercial Services & Supplies	(638,359)

	Communications Equipment – (0.3)%

(5,100)	Motorola Solutions Inc.	(330,582)

	Construction Materials – (0.1)%

(900)	Martin Marietta Materials	(151,020)

	Electric Utilities – (0.6)%

(9,700)	ITC Holdings Corporation	(317,190)

(7,700)	Southern Company	(334,257)
	Total Electric Utilities	(651,447)

	Electrical Equipment – (0.1)%

(2,800)	Solarcity Corporation, (2)	(135,184)

	Electronic Equipment, Instruments & Components – (0.8)%

(6,600)	Amphenol Corporation, Class A	(345,576)

(11,300)	FLIR Systems Inc.	(323,519)

Nuveen Investments	95

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

(2,700)	Zebra Technologies Corporation, Class A, (2)	$(223,776)
	Total Electronic Equipment, Instruments & Components	(892,871)

	Energy Equipment & Services – (0.6)%

(8,500)	Halliburton Company	(334,475)

(3,500)	Schlumberger Limited	(270,795)
	Total Energy Equipment & Services	(605,270)

	Food Products – (0.8)%

(4,800)	Kellogg Company	(318,144)

(1,500)	Keurig Green Mountain Inc.	(84,900)

(1,800)	Kraft Heinz Company	(130,788)

(7,900)	Mondelez International Inc.	(334,644)
	Total Food Products	(868,476)

	Health Care Equipment & Supplies – (0.4)%

(2,300)	Becton, Dickinson and Company	(324,346)

(1,600)	DexCom, Inc., (2)	(150,624)
	Total Health Care Equipment & Supplies	(474,970)

	Health Care Providers & Services – (0.5)%

(11,100)	Brookdale Senior Living Inc., (2)	(304,362)

(2,100)	Laboratory Corporation of America Holdings, (2)	(247,401)
	Total Health Care Providers & Services	(551,763)

	Hotels, Restaurants & Leisure – (0.3)%

(4,300)	Wynn Resorts Ltd	(322,715)

	Household Durables – (0.9)%

(6,500)	Lennar Corporation, Class A	(330,850)

(15,800)	Pulte Corporation	(326,902)

(15,900)	Taylor Morrison, (2)	(317,205)
	Total Household Durables	(974,957)

	Household Products – (0.6)%

(5,400)	Colgate-Palmolive Company	(339,174)

(2,900)	Kimberly-Clark Corporation	(308,937)
	Total Household Products	(648,111)

	Industrial Conglomerates – (0.5)%

(1,100)	3M Co.	(156,354)

(13,800)	General Electric Company	(342,516)
	Total Industrial Conglomerates	(498,870)

	Insurance – (0.5)%

(1,100)	AON PLC	(102,784)

96	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

(7,700)	Arthur J. Gallagher & Co.	$(336,644)

(1,800)	Torchmark Corporation	(105,228)
	Total Insurance	(544,656)

	Internet & Catalog Retail – (0.3)%

(2,800)	Netflix.com Inc., (2)	(322,084)

	Internet Software & Services – (1.8)%

(500)	Google Inc., Class A, (2)	(323,910)

(500)	Google Inc., Class C Shares, (2)	(309,125)

(1,800)	LinkedIn Corporation, Class A Shares, (2)	(325,080)

(18,200)	Pandora Media, Inc., (2)	(326,508)

(12,100)	Twitter Inc., (2)	(336,259)

(10,400)	Yahoo! Inc., (2)	(335,296)
	Total Internet Software & Services	(1,956,178)

	Machinery – (0.6)%

(10,300)	Donaldson Company, Inc.	(322,493)

(3,400)	Illinois Tool Works, Inc.	(287,402)
	Total Machinery	(609,895)

	Media – (0.3)%

(13,900)	Dreamworks Animation SKG Inc., (2)	(277,166)

	Metals & Mining – (0.5)%

(24,500)	Freeport-McMoRan, Inc.	(260,680)

(12,000)	Southern Copper Corporation	(319,920)
	Total Metals & Mining	(580,600)

	Multi-Utilities – (1.0)%

(4,600)	Dominion Resources, Inc.	(320,850)

(7,000)	MDU Resources Group Inc.	(125,370)

(600)	PG&E Corporation	(29,748)

(3,300)	Sempra Energy	(313,005)

(11,500)	TECO Energy, Inc.	(242,305)
	Total Multi-Utilities	(1,031,278)

	Oil, Gas & Consumable Fuels – (4.5)%

(4,900)	Anadarko Petroleum Corporation	(350,742)

(2,300)	Cabot Oil & Gas Corporation	(54,441)

(5,100)	Cheniere Energy Inc., (2)	(316,965)

(3,000)	Cimarex Energy Company	(331,530)

(36,500)	Cobalt International Energy, Inc., (2)	(292,365)

(7,000)	ConocoPhillips	(344,050)

(7,000)	Energen Corporation	(364,000)

Nuveen Investments	97

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

(1,000)	EOG Resources, Inc.	$(78,310)

(4,600)	Exxon Mobil Corporation	(346,104)

(8,700)	Golar LNG, Limited	(338,778)

(10,100)	Kinder Morgan, Inc.	(327,341)

(2,600)	Noble Energy, Inc.	(86,866)

(4,800)	Occidental Petroleum Corporation	(350,448)

(9,400)	ONEOK, Inc.	(338,494)

(1,400)	Phillips 66	(110,698)

(2,700)	Pioneer Natural Resources Company	(332,262)

(5,100)	Range Resources Corporation	(196,962)

(7,000)	Williams Companies, Inc.	(337,400)
	Total Oil, Gas & Consumable Fuels	(4,897,756)

	Pharmaceuticals – (0.7)%

(1,100)	Allergan PLC, (2)	(334,114)

(2,200)	Mylan NV, (2)	(109,098)

(1,700)	Perrigo Company	(311,049)
	Total Pharmaceuticals	(754,261)

	Professional Services – (0.2)%

(3,800)	Nielsen Holdings PLC	(171,874)

	Road & Rail – (0.3)%

(17,700)	Hertz Global Holdings Inc., (2)	(326,211)

	Semiconductors & Semiconductor Equipment – (1.3)%

(5,500)	Analog Devices, Inc.	(307,230)

(32,700)	Cypress Semiconductor Corporation	(327,000)

(7,900)	Linear Technology Corporation	(318,212)

(12,300)	SunEdison Inc., (2)	(127,920)

(11,200)	SunPower Corporation, (2)	(271,712)
	Total Semiconductors & Semiconductor Equipment	(1,352,074)

	Software – (1.1)%

(4,100)	Adobe Systems Incorporated, (2)	(322,137)

(4,500)	FireEye Inc., (2)	(170,010)

(1,500)	NetSuite Inc., (2)	(133,275)

(2,200)	ServiceNow Inc., (2)	(156,112)

(4,300)	Workday Inc., Class A, (2)	(302,118)

(47,700)	Zynga Inc., (2)	(120,681)
	Total Software	(1,204,333)

	Specialty Retail – (1.0)%

(200)	AutoZone, Inc., (2)	(143,198)

98	Nuveen Investments

Shares	Description (1)	Value

	Specialty Retail (continued)

(7,200)	Cabela’s Incorporated, (2)	$(323,784)

(2,300)	Signet Jewelers Limited	(317,400)

(4,000)	Tiffany & Co.	(329,000)
	Total Specialty Retail	(1,113,382)

	Technology Hardware, Storage & Peripherals – (0.3)%

(9,400)	Stratasys, Inc., (2)	(288,204)

	Textiles, Apparel & Luxury Goods – (0.5)%

(9,000)	Kate Spade & Company, (2)	(170,640)

(3,400)	Under Armour, Inc., (2)	(324,802)
	Total Textiles, Apparel & Luxury Goods	(495,442)

	Thrifts & Mortgage Finance – (0.2)%

(4,600)	Nationstar Mortgage Holdings, Incorporated, (2)	(76,912)

(21,900)	Ocwen Financial Corporation, (2)	(162,936)
	Total Thrifts & Mortgage Finance	(239,848)

	Tobacco – (0.3)%

(3,800)	Reynolds American Inc.	(318,250)

	Trading Companies & Distributors – (0.1)%

(2,400)	Fastenal Company	(92,496)

	Water Utilities – (0.2)%

(6,800)	Aqua America Inc.	(172,448)
	Total Common Stocks Sold Short (proceeds $35,411,478)	(32,259,192)
	Other Assets Less Liabilities – 0.2%	260,819
	Net Assets – 100%	$107,892,542

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $46,878,982 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Nuveen Investments	99

Nuveen Large Cap Growth Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 4.7%

14,000	Boeing Company	$1,829,520

9,300	Huntington Ingalls Industries Inc.	1,046,994

20,100	Spirit AeroSystems Holdings Inc., (2)	1,027,311

14,200	Triumph Group Inc.	701,338
	Total Aerospace & Defense	4,605,163

	Air Freight & Logistics – 1.0%

14,000	C.H. Robinson Worldwide, Inc.	944,020

	Airlines – 0.9%

20,900	Delta Air Lines, Inc.	915,002

	Auto Components – 2.2%

15,700	Delphi Automotive PLC	1,185,664

9,000	Lear Corporation	925,110
	Total Auto Components	2,110,774

	Automobiles – 1.3%

18,200	Ford Motor Company	252,434

19,000	Thor Industries, Inc.	1,037,020
	Total Automobiles	1,289,454

	Beverages – 1.1%

11,800	PepsiCo, Inc.	1,096,574

	Biotechnology – 6.0%

13,500	Amgen Inc.	2,049,030

4,600	Biogen Inc., (2)	1,367,580

23,100	Gilead Sciences, Inc.	2,427,117
	Total Biotechnology	5,843,727

	Capital Markets – 1.1%

21,400	Lazard Limited	1,064,222

	Chemicals – 0.7%

21,000	Cabot Corporation	711,270

	Commercial Services & Supplies – 1.0%

61,000	R.R. Donnelley & Sons Company	957,700

	Communications Equipment – 1.8%

8,000	F5 Networks, Inc., (2)	971,280

30,500	Juniper Networks Inc.	784,155
	Total Communications Equipment	1,755,435

100	Nuveen Investments

Shares	Description (1)	Value

	Consumer Finance – 0.2%

900	Credit Acceptance Corporation, (2)	$183,429

	Diversified Telecommunication Services – 3.2%

28,758	AT&T Inc.	954,766

34,000	CenturyLink Inc.	919,360

16,900	Intelsat SA, (2)	163,423

15,000	Verizon Communications Inc.	690,150

56,100	Windstream Holdings Inc.	403,359
	Total Diversified Telecommunication Services	3,131,058

	Electrical Equipment – 1.2%

10,200	Rockwell Automation, Inc.	1,140,666

	Electronic Equipment, Instruments & Components – 1.5%

27,500	Corning Incorporated	473,275

53,000	Jabil Circuit Inc.	1,025,550
	Total Electronic Equipment, Instruments & Components	1,498,825

	Energy Equipment & Services – 0.7%

35,000	Atwood Oceanics Inc.	668,850

	Food & Staples Retailing – 1.0%

4,200	Wal-Mart Stores, Inc.	271,866

20,400	Whole Foods Market, Inc.	668,304
	Total Food & Staples Retailing	940,170

	Food Products – 1.6%

19,200	Archer-Daniels-Midland Company	863,808

33,000	Pilgrim’s Pride Corporation	692,175
	Total Food Products	1,555,983

	Health Care Equipment & Supplies – 0.2%

3,000	Saint Jude Medical Inc.	212,430

	Health Care Providers & Services – 9.1%

9,200	Aetna Inc.	1,053,584

12,000	AmerisourceBergen Corporation	1,200,480

7,300	Anthem Inc.	1,029,665

14,500	Cardinal Health, Inc.	1,192,915

16,800	Centene Corporation, (2)	1,036,896

7,100	McKesson HBOC Inc.	1,402,818

17,000	UnitedHealth Group Incorporated	1,966,900
	Total Health Care Providers & Services	8,883,258

	Hotels, Restaurants & Leisure – 2.1%

16,700	Brinker International Inc.	887,271

16,100	Marriott International, Inc., Class A	1,137,626
	Total Hotels, Restaurants & Leisure	2,024,897

Nuveen Investments	101

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Internet & Catalog Retail – 1.1%

9,500	Expedia, Inc.	$1,092,405

	Internet Software & Services – 3.4%

48,000	eBay Inc., (2)	1,301,280

14,600	IAC/InterActiveCorp.	1,019,080

14,900	VeriSign, Inc., (2)	1,027,206
	Total Internet Software & Services	3,347,566

	IT Services – 5.9%

16,000	Accenture Limited	1,508,320

6,800	Computer Sciences Corporation	421,532

11,800	Gartner Inc., (2)	1,009,018

22,300	Leidos Holdings Inc.	938,384

20,000	MasterCard, Inc.	1,847,400
	Total IT Services	5,724,654

	Leisure Products – 0.5%

3,600	Polaris Industries Inc.	467,532

	Machinery – 2.8%

33,500	Allison Transmission Holdings Inc.	958,100

10,000	Parker Hannifin Corporation	1,076,600

24,000	Trinity Industries Inc.	647,760
	Total Machinery	2,682,460

	Media – 8.5%

39,000	Cablevision Systems Corporation	981,630

34,000	Comcast Corporation, Class A	1,915,220

46,300	Interpublic Group of Companies, Inc.	874,144

19,300	Scripps Networks Interactive, Class A Shares	1,024,637

292,700	Sirius XM Holdings Inc., (2)	1,116,651

38,000	Twenty First Century Fox Inc., Class A Shares	1,040,820

11,000	Twenty First Century Fox Inc., Class B Shares	304,260

25,900	Viacom Inc., Class B	1,055,943
	Total Media	8,313,305

	Multiline Retail – 5.0%

22,100	Big Lots, Inc.	1,060,579

6,700	Dillard’s, Inc., Class A	619,817

16,000	Dollar General Corporation	1,191,840

15,000	Kohl’s Corporation	765,450

4,200	Macy’s, Inc.	246,162

13,000	Target Corporation	1,010,230
	Total Multiline Retail	4,894,078

102	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 1.9%

8,500	CVTR Energy Inc.	$341,785

54,300	Oasis Petroleum Inc., (2)	605,988

15,000	Valero Energy Corporation	890,100
	Total Oil, Gas & Consumable Fuels	1,837,873

	Personal Products – 1.5%

83,800	Avon Products, Inc.	434,922

18,500	Herbalife, Limited	1,065,045
	Total Personal Products	1,499,967

	Road & Rail – 1.0%

23,000	Avis Budget Group Inc., (2)	1,014,990

	Semiconductors & Semiconductor Equipment – 1.1%

38,000	Intel Corporation	1,084,520

	Software – 7.4%

15,800	Citrix Systems, (2)	1,076,138

16,700	Electronic Arts Inc., (2)	1,104,705

60,600	Microsoft Corporation	2,637,312

37,500	Oracle Corporation	1,390,875

14,300	Red Hat, Inc., (2)	1,032,603
	Total Software	7,241,633

	Specialty Retail – 7.6%

27,000	Aaron Rents Inc.	1,016,550

27,900	Best Buy Co., Inc.	1,025,046

22,500	Chico’s FAS, Inc.	335,475

21,000	Home Depot, Inc.	2,445,660

23,100	Lowe’s Companies, Inc.	1,597,827

121,900	Office Depot, Inc., (2)	966,667
	Total Specialty Retail	7,387,225

	Technology Hardware, Storage & Peripherals – 8.0%

63,300	Apple, Inc.	7,137,707

25,300	EMC Corporation	629,211
	Total Technology Hardware, Storage & Peripherals	7,766,918

	Textiles, Apparel & Luxury Goods – 1.5%

10,200	Carter’s Inc.	1,002,762

7,000	Fossil Group Inc., (2)	431,060
	Total Textiles, Apparel & Luxury Goods	1,433,822
	Total Long-Term Investments (cost $98,970,137)	97,321,855

Nuveen Investments	103

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	August 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$168	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/15, repurchase price $167,795, collateralized by $170,000 U.S. Treasury Notes, 2.250%, due 11/15/24, value $172,338	0.000%	9/01/15	$167,795
	Total Short-Term Investments (cost $167,795)			167,795
	Total Investments (cost $99,137,932) – 100.0%			97,489,650
	Other Assets Less Liabilities – 0.0%			51,578
	Net Assets – 100%			$97,541,228

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

104	Nuveen Investments

Nuveen Large Cap Value Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 4.8%

36,000	Huntington Ingalls Industries Inc.	$4,052,880

39,000	L-3 Communications Holdings, Inc.	4,113,330

85,000	Spirit AeroSystems Holdings Inc., (2)	4,344,350

87,000	Triumph Group Inc.	4,296,930

29,000	United Technologies Corporation	2,656,690
	Total Aerospace & Defense	19,464,180

	Airlines – 1.1%

99,000	Delta Air Lines, Inc.	4,334,220

	Auto Components – 0.8%

30,000	Lear Corporation	3,083,700

	Automobiles – 1.6%

216,000	General Motors Company	6,359,040

	Banks – 9.3%

676,000	Bank of America Corporation	11,045,840

94,000	Citigroup Inc.	5,027,120

215,000	JPMorgan Chase & Co.	13,781,500

150,000	Popular Inc.	4,404,000

27,000	SunTrust Banks, Inc.	1,089,990

40,000	Wells Fargo & Company	2,133,200
	Total Banks	37,481,650

	Biotechnology – 1.0%

26,000	Amgen Inc.	3,946,280

	Capital Markets – 1.6%

190,000	Morgan Stanley	6,545,500

	Chemicals – 1.1%

130,000	Cabot Corporation	4,403,100

	Commercial Services & Supplies – 2.1%

207,000	Pitney Bowes Inc.	4,100,670

272,000	R.R. Donnelley & Sons Company	4,270,400
	Total Commercial Services & Supplies	8,371,070

Nuveen Investments	105

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Communications Equipment – 2.5%

5,000	Brocade Communications Systems Inc.	$53,250

379,000	Cisco Systems, Inc.	9,808,520
	Total Communications Equipment	9,861,770

	Containers & Packaging – 0.9%

94,000	Sonoco Products Company	3,696,080

	Diversified Consumer Services – 0.8%

293,000	Apollo Group, Inc., (2)	3,255,230

	Diversified Financial Services – 1.6%

13,000	Berkshire Hathaway Inc., Class B, (2)	1,742,520

6,000	NASDAQ Stock Market, Inc.	307,140

103,000	Voya Financial Inc.	4,437,240
	Total Diversified Financial Services	6,486,900

	Diversified Telecommunication Services – 3.6%

102,135	AT&T Inc.	3,390,882

180,000	CenturyLink Inc.	4,867,200

208,000	Intelsat SA, (2)	2,011,360

572,000	Windstream Holdings Inc.	4,112,680
	Total Diversified Telecommunication Services	14,382,122

	Electric Utilities – 1.3%

170,000	Exelon Corporation	5,229,200

	Electrical Equipment – 0.9%

54,000	Regal-Beloit Corporation	3,600,180

	Electronic Components – 1.0%

232,000	Corning Incorporated	3,992,720

	Electronic Equipment & Instruments – 1.0%

213,000	Jabil Circuit Inc.	4,121,550

	Energy Equipment & Services – 2.7%

174,000	Atwood Oceanics Inc.	3,325,140

324,000	Noble Corporation PLC	4,218,480

173,000	Tidewater Inc.	3,101,890
	Total Energy Equipment & Services	10,645,510

	Food & Staples Retailing – 2.1%

130,000	Wal-Mart Stores, Inc.	8,414,900

	Food Products – 2.4%

124,000	Archer-Daniels-Midland Company	5,578,760

58,000	Bunge Limited	4,202,100
	Total Food Products	9,780,860

106	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 5.8%

48,000	Aetna Inc.	$5,496,960

39,000	Anthem Inc.	5,500,950

51,000	Cardinal Health, Inc.	4,195,770

65,000	Health Net Inc., (2)	4,163,900

36,000	UnitedHealth Group Incorporated	4,165,200
	Total Health Care Providers & Services	23,522,780

	Hotels, Restaurants & Leisure – 1.9%

64,000	Darden Restaurants, Inc.	4,352,640

47,000	Marriott International, Inc., Class A	3,321,020
	Total Hotels, Restaurants & Leisure	7,673,660

	Independent Power & Renewable Electricity Producers – 0.1%

40,000	AES Corporation	480,000

	Industrial Conglomerates – 0.6%

101,000	General Electric Company	2,506,820

	Insurance – 8.8%

87,000	AFLAC Incorporated	5,098,200

127,000	American International Group, Inc.	7,663,180

51,000	Aspen Insurance Holdings Limited	2,341,410

170,000	Assured Guaranty Limited	4,294,200

25,000	Everest Reinsurance Group Ltd	4,395,250

118,000	MetLife, Inc.	5,911,800

57,000	Travelers Companies, Inc.	5,674,350
	Total Insurance	35,378,390

	IT Services – 3.4%

70,000	Computer Sciences Corporation	4,339,300

104,000	Leidos Holdings Inc.	4,376,320

471,000	Xerox Corporation	4,790,070
	Total IT Services	13,505,690

	Machinery – 4.0%

90,000	AGCO Corporation	4,413,600

141,000	Allison Transmission Holdings Inc.	4,032,600

24,000	Deere & Company	1,962,720

20,000	Lincoln Electric Holdings Inc.	1,173,000

41,000	Parker Hannifin Corporation	4,414,060
	Total Machinery	15,995,980

	Media – 2.1%

28,000	Cablevision Systems Corporation	704,760

66,000	Comcast Corporation, Class A	3,717,780

Nuveen Investments	107

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1)	Value

	Media (continued)

17,000	John Wiley and Sons Inc., Class A	$876,520

138,000	TEGNA Inc.	3,283,020
	Total Media	8,582,080

	Metals & Mining – 0.2%

10,000	Reliance Steel & Aluminum Company	581,200

	Multiline Retail – 5.2%

83,000	Big Lots, Inc.	3,983,170

36,000	Dillard’s, Inc., Class A	3,330,360

84,000	Kohl’s Corporation	4,286,520

62,000	Macy’s, Inc.	3,633,820

75,000	Target Corporation	5,828,250
	Total Multiline Retail	21,062,120

	Oil, Gas & Consumable Fuels – 4.1%

42,000	CVTR Energy Inc.	1,688,820

1,070,000	Denbury Resources Inc.	4,643,800

67,000	Exxon Mobil Corporation	5,041,080

89,000	Valero Energy Corporation	5,281,260
	Total Oil, Gas & Consumable Fuels	16,654,960

	Personal Products – 1.1%

77,000	Herbalife, Limited	4,432,890

	Pharmaceuticals – 4.5%

18,000	Johnson & Johnson	1,691,640

80,000	Merck & Company Inc.	4,308,000

374,000	Pfizer Inc.	12,050,280
	Total Pharmaceuticals	18,049,920

	Semiconductors & Semiconductor Equipment – 3.4%

322,000	Intel Corporation	9,189,880

199,000	NVIDIA Corporation	4,473,520
	Total Semiconductors & Semiconductor Equipment	13,663,400

	Software – 0.6%

36,000	Electronic Arts Inc., (2)	2,381,400

	Specialty Retail – 2.8%

133,000	Best Buy Co., Inc.	4,886,420

47,000	GameStop Corporation	1,996,560

321,000	Staples, Inc.	4,561,410
	Total Specialty Retail	11,444,390

	Technology Hardware, Storage & Peripherals – 4.6%

35,000	Apple, Inc.	3,946,600

108	Nuveen Investments

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals (continued)

221,000	EMC Corporation	$5,496,270

218,000	Hewlett-Packard Company	6,117,080

99,000	Lexmark International, Inc., Class A	2,968,020
	Total Technology Hardware, Storage & Peripherals	18,527,970

	Trading Companies & Distributors – 1.1%

81,000	WESCO International Inc., (2)	4,533,570

	Wireless Telecommunication Services – 1.2%

122,000	T-Mobile US Inc., (2)	4,832,420
	Total Long-Term Investments (cost $410,715,647)	401,265,402
	Other Assets Less Liabilities – 0.3%	1,161,326
	Net Assets – 100%	$402,426,728

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	109

Statement of

Assets and Liabilities	August 31, 2015

	Concentrated Core	Core Dividend	Equity Long/ Short	Equity Market Neutral	Growth
Assets
Long-term investments, at value ($139,676,761, $46,089,212, $139,821,033, $44,527,910 and $39,433,448, respectively)	$132,559,630	$44,371,215	$137,413,499	$43,087,203	$46,378,490
Short-term investments, at value (cost approximates value)	—	—	3,790,915	6,495,033	617,316
Cash	—	—	243,909	—	—
Cash collateral at brokers(1)	—	—	15,328,280	30,540,944	—
Receivable for:
Dividends	341,020	115,707	225,418	79,282	80,853
Investments sold	—	786,197	2,410,247	1,784,791	491,095
Shares sold	1,044,530	355,762	329,299	159,538	98,757
Other assets	33,107	19,879	27,584	18,944	14,858
Total assets	133,978,287	45,648,760	159,769,151	82,165,735	47,681,369
Liabilities
Cash overdraft	168,604	182,257	—	—	—
Common stocks sold short, at value (proceeds $ —, $ —, $74,813,804, $39,558,057 and $ —, respectively)	—	—	69,280,980	35,607,625	—
Payable for:
Dividends on common stocks sold short	—	—	105,128	32,782	—
Investments purchased	680,302	469,834	3,189,178	425,179	221,368
Shares redeemed	589,480	338,631	524,176	35,400	144,121
Accrued expenses:
12b-1 distribution and service fees	32,810	9,611	12,193	3,419	10,183
Management fees	83,752	21,132	78,507	33,836	26,288
Trustees fees	543	180	322	163	211
Other	79,668	41,132	112,397	57,902	42,501
Total liabilities	1,635,159	1,062,777	73,302,881	36,196,306	444,672
Net assets	$132,343,128	$44,585,983	$86,466,270	$45,969,429	$47,236,697
Class A Shares
Net assets	$54,805,424	$20,601,015	$24,820,742	$8,972,426	$8,792,244
Shares outstanding	2,038,125	853,691	761,200	419,536	305,366
Net asset value (“NAV”) per share	$26.89	$24.13	$32.61	$21.39	$28.79
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$28.53	$25.60	$34.60	$22.69	$30.55
Class C Shares
Net assets	$24,582,839	$5,949,891	$8,086,841	$1,834,625	$9,149,522
Shares outstanding	927,595	247,097	262,595	87,198	342,406
NAV and offering price per share	$26.50	$24.08	$30.80	$21.04	$26.72
Class R3 Shares
Net assets	$—	$—	$—	$—	$64,980
Shares outstanding	—	—	—	—	2,275
NAV and offering price per share	$—	$—	$—	$—	$28.56
Class I Shares
Net assets	$52,954,865	$18,035,077	$53,558,687	$35,162,378	$29,229,951
Shares outstanding	1,965,722	747,235	1,613,974	1,634,959	999,329
NAV and offering price per share	$26.94	$24.14	$33.18	$21.51	$29.25
Net assets consist of:
Capital paid-in	$134,753,152	$46,000,396	$84,180,985	$44,706,712	$34,901,786
Undistributed (Over-distribution of) net investment income	599,018	57,802	(180,487)	(304,747)	229,737
Accumulated net realized gain (loss)	4,108,089	245,782	(659,518)	(942,261)	5,160,132
Net unrealized appreciation (depreciation)	(7,117,131)	(1,717,997)	3,125,290	2,509,725	6,945,042
Net assets	$132,343,128	$44,585,983	$86,466,270	$45,969,429	$47,236,697
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

110	Nuveen Investments

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Assets
Long-term investments, at value (cost $239,224,303, $143,940,030, $98,970,137 and $410,715,647, respectively)	$229,808,090	$139,890,915	$97,321,855	$401,265,402
Short-term investments, at value (cost approximates value)	—	—	167,795	—
Cash	—	—	—	—
Cash collateral at brokers(1)	—	—	—	—
Receivable for:
Dividends	527,253	310,520	167,558	1,314,368
Investments sold	905,816	3,400,008	989,926	25,299,340
Shares sold	1,069,428	114,993	281,267	898,472
Other assets	32,314	23,433	21,214	146,409
Total assets	232,342,901	143,739,869	98,949,615	428,923,991
Liabilities
Cash overdraft	1,369	21,513	—	20,484,498
Common stocks sold short, at value (proceeds $ —, $35,411,478, $ — and $ —, respectively)	—	32,259,192	—	—
Payable for:
Dividends on common stocks sold short	—	42,582	—	—
Investments purchased	1,157,589	2,104,301	1,219,416	5,139,044
Shares redeemed	977,263	1,199,414	58,057	270,459
Accrued expenses:
12b-1 distribution and service fees	41,361	17,701	13,529	86,367
Management fees	162,958	96,035	54,256	262,391
Trustees fees	939	508	389	103,468
Other	93,678	106,081	62,740	151,036
Total liabilities	2,435,157	35,847,327	1,408,387	26,497,263
Net assets	$229,907,744	$107,892,542	$97,541,228	$402,426,728
Class A Shares
Net assets	$37,684,295	$17,190,810	$31,441,707	$267,336,586
Shares outstanding	1,469,509	687,030	1,243,666	11,339,215
Net asset value (“NAV”) per share	$25.64	$25.02	$25.28	$23.58
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$27.20	$26.55	$26.82	$25.02
Class C Shares
Net assets	$38,591,043	$15,961,537	$7,621,086	$31,515,913
Shares outstanding	1,524,060	647,769	305,344	1,394,599
NAV and offering price per share	$25.32	$24.64	$24.96	$22.60
Class R3 Shares
Net assets	$—	$—	$—	$232,119
Shares outstanding	—	—	—	9,792
NAV and offering price per share	$—	$—	$—	$23.71
Class I Shares
Net assets	$153,632,406	$74,740,195	$58,478,435	$103,342,110
Shares outstanding	5,980,291	2,976,343	2,309,089	4,355,192
NAV and offering price per share	$25.69	$25.11	$25.33	$23.73
Net assets consist of:
Capital paid-in	$234,620,790	$106,396,165	$95,736,273	$380,470,956
Undistributed (Over-distribution of) net investment income	1,489,713	474,354	475,127	4,392,053
Accumulated net realized gain (loss)	3,213,454	1,918,852	2,978,110	27,013,964
Net unrealized appreciation (depreciation)	(9,416,213)	(896,829)	(1,648,282)	(9,450,245)
Net assets	$229,907,744	$107,892,542	$97,541,228	$402,426,728
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Nuveen Investments	111

Statement of

Operations	Year Ended August 31, 2015

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Investment Income (net of foreign tax withheld of $ —, $134, $ —, $259 and $ —, respectively)	$1,885,359	$1,016,599	$1,788,988	$775,899	$846,797
Expenses
Management fees	795,330	249,180	814,485	571,088	343,734
12b-1 service fees – Class A Shares	97,323	40,895	46,984	23,497	21,716
12b-1 distribution and service fees – Class C Shares	125,017	45,822	58,834	19,337	95,942
12b-1 distribution and service fees – Class R3 Shares	—	—	—	—	322
Dividends expense on common stocks sold short	—	—	754,984	465,548	—
Prime broker expenses	—	—	481,110	260,346	—
Shareholder servicing agent fees	91,576	32,203	61,451	33,657	47,024
Custodian fees	27,611	25,788	46,737	36,021	26,546
Trustees fees	3,077	1,262	2,084	1,553	1,796
Professional fees	27,106	21,101	26,298	26,296	23,236
Shareholder reporting expenses	29,645	10,763	21,053	14,168	8,316
Federal and state registration fees	69,303	45,389	51,742	40,917	58,269
Other	6,895	5,024	6,392	5,431	6,407
Total expenses before fee waiver/expense reimbursement	1,272,883	477,427	2,372,154	1,497,859	633,308
Fee waiver/expense reimbursement	(107,890)	(71,685)	(151,258)	(112,849)	(16,248)
Net expenses	1,164,993	405,742	2,220,896	1,385,010	617,060
Net investment income (loss)	720,366	610,857	(431,908)	(609,111)	229,737
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	4,597,216	396,705	3,773,837	2,576,777	7,092,074
Common stocks sold short	—	—	(3,904,504)	(3,108,789)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,766,932)	(3,056,804)	(6,167,765)	(4,624,634)	(5,681,549)
Common stocks sold short	—	—	7,073,559	6,228,428	—
Net realized and unrealized gain (loss)	(4,169,716)	(2,660,099)	775,127	1,071,782	1,410,525
Net increase (decrease) in net assets from operations	$(3,449,350)	$(2,049,242)	$343,219	$462,671	$1,640,262

See accompanying notes to financial statements.

112	Nuveen Investments

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Investment Income (net of foreign tax withheld of $259, $ —, $307 and $ —, respectively)	$3,415,591	$2,629,289	$1,269,958	$9,538,049
Expenses
Management fees	1,214,868	1,199,377	529,578	3,120,216
12b-1 service fees – Class A Shares	60,876	42,215	56,529	730,125
12b-1 distribution and service fees – Class C Shares	246,033	113,957	54,737	317,559
12b-1 distribution and service fees – Class R3 Shares	—	—	—	760
Dividends expense on common stocks sold short	—	458,700	—	—
Prime broker expenses	—	322,049	—	—
Shareholder servicing agent fees	105,696	86,053	69,287	327,046
Custodian fees	40,380	45,122	29,560	72,846
Trustees fees	5,280	3,287	2,423	13,810
Professional fees	35,325	30,952	25,661	61,528
Shareholder reporting expenses	37,631	31,025	19,995	175,488
Federal and state registration fees	71,109	58,073	49,418	74,305
Other	10,101	7,959	6,385	20,606
Total expenses before fee waiver/expense reimbursement	1,827,299	2,398,769	843,573	4,914,289
Fee waiver/expense reimbursement	—	(210,676)	(54,292)	—
Net expenses	1,827,299	2,188,093	789,281	4,914,289
Net investment income (loss)	1,588,292	441,196	480,677	4,623,760
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	3,588,701	4,352,493	3,165,493	34,141,370
Common stocks sold short	—	(2,088,315)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(14,707,283)	(10,641,409)	(5,886,068)	(65,093,383)
Common stocks sold short	—	4,191,336	—	—
Net realized and unrealized gain (loss)	(11,118,582)	(4,185,895)	(2,720,575)	(30,952,013)
Net increase (decrease) in net assets from operations	$(9,530,290)	$(3,744,699)	$(2,239,898)	$(26,328,253)

See accompanying notes to financial statements.

Nuveen Investments	113

Statement of

Changes in Net Assets

	Concentrated Core		Core Dividend
	Year Ended 8/31/15	Year Ended 8/31/14	Year Ended 8/31/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$720,366	$59,077	$610,857	$176,675
Net realized gain (loss) from:
Investments and foreign currency	4,597,216	334,052	396,705	542,920
Common stocks sold short	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,766,932)	1,678,497	(3,056,804)	1,339,158
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	(3,449,350)	2,071,626	(2,049,242)	2,058,753
Distributions to Shareholders
From net investment income:
Class A Shares	(19,305)	(4,242)	(266,879)	(89,256)
Class C Shares	—	—	(42,575)	(13,175)
Class R3 Shares	—	—	—	—
Class I Shares	(152,830)	(6,688)	(261,652)	(55,556)
From accumulated net realized gains:
Class A Shares	(307,323)	(1,040)	(324,290)	(20,671)
Class C Shares	(56,400)	(193)	(92,361)	(3,753)
Class R3 Shares	—	—	—	—
Class I Shares	(457,404)	(1,541)	(261,701)	(9,374)
Decrease in net assets from distributions to shareholders	(993,262)	(13,704)	(1,249,458)	(191,785)
Fund Share Transactions
Proceeds from sale of shares	175,802,286	16,997,632	37,114,879	17,023,837
Proceeds from shares issued to shareholders due to reinvestment of distributions	952,809	9,480	1,179,996	154,579
	176,755,095	17,007,112	38,294,875	17,178,416
Cost of shares redeemed	(58,361,676)	(2,047,421)	(7,392,122)	(3,777,365)
Net increase (decrease) in net assets from Fund share transactions	118,393,419	14,959,691	30,902,753	13,401,051
Net increase (decrease) in net assets	113,950,807	17,017,613	27,604,053	15,268,019
Net assets at the beginning of period	18,392,321	1,374,708	16,981,930	1,713,911
Net assets at the end of period	$132,343,128	$18,392,321	$44,585,983	$16,981,930
Undistributed (Over-distribution of) net investment income at the end of period	$599,018	$50,787	$57,802	$20,504

See accompanying notes to financial statements.

114	Nuveen Investments

	Equity Long/Short		Equity Market Neutral
	Year Ended 8/31/15	Year Ended 8/31/14	Year Ended 8/31/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$(431,908)	$(137,853)	$(609,111)	$(610,617)
Net realized gain (loss) from:
Investments and foreign currency	3,773,837	1,724,281	2,576,777	2,112,788
Common stocks sold short	(3,904,504)	(1,979,933)	(3,108,789)	(1,704,820)
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(6,167,765)	3,741,672	(4,624,634)	3,058,336
Common stocks sold short	7,073,559	(1,555,673)	6,228,428	(2,265,655)
Net increase (decrease) in net assets from operations	343,219	1,792,494	462,671	590,032
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	—	(4,818)	—	—
From accumulated net realized gains:
Class A Shares	(35,372)	(177,757)	(29,023)	(34,018)
Class C Shares	(13,356)	(72,488)	(6,179)	(8,445)
Class R3 Shares	—	—	—	—
Class I Shares	(74,376)	(157,472)	(111,998)	(144,935)
Decrease in net assets from distributions to shareholders	(123,104)	(412,535)	(147,200)	(187,398)
Fund Share Transactions
Proceeds from sale of shares	74,710,682	45,447,301	29,290,932	44,698,210
Proceeds from shares issued to shareholders due to reinvestment of distributions	122,418	407,048	114,707	78,016
	74,833,100	45,854,349	29,405,639	44,776,226
Cost of shares redeemed	(22,579,893)	(18,526,973)	(26,067,879)	(17,002,345)
Net increase (decrease) in net assets from Fund share transactions	52,253,207	27,327,376	3,337,760	27,773,881
Net increase (decrease) in net assets	52,473,322	28,707,335	3,653,231	28,176,515
Net assets at the beginning of period	33,992,948	5,285,613	42,316,198	14,139,683
Net assets at the end of period	$86,466,270	$33,992,948	$45,969,429	$42,316,198
Undistributed (Over-distribution of) net investment income at the end of period	$(180,487)	$(116,568)	$(304,747)	$—

See accompanying notes to financial statements.

Nuveen Investments	115

Statement of Changes in Net Assets (continued)

	Growth		Large Cap Core
	Year Ended 8/31/15	Year Ended 8/31/14	Year Ended 8/31/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$229,737	$(22,073)	$1,588,292	$254,030
Net realized gain (loss) from:
Investments and foreign currency	7,092,074	4,417,081	3,588,701	2,181,185
Common stocks sold short	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(5,681,549)	4,515,191	(14,707,283)	5,234,322
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	1,640,262	8,910,199	(9,530,290)	7,669,537
Distributions to Shareholders
From net investment income:
Class A Shares	—	—	(17,407)	(6,278)
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	—	(6,000)	(272,162)	(62,104)
From accumulated net realized gains:
Class A Shares	(698,144)	(336,403)	(361,833)	(26,424)
Class C Shares	(864,060)	(152,846)	(280,596)	(14,881)
Class R3 Shares	(5,762)	(1,292)	—	—
Class I Shares	(2,868,948)	(387,526)	(1,589,370)	(206,400)
Decrease in net assets from distributions to shareholders	(4,436,914)	(884,067)	(2,521,368)	(316,087)
Fund Share Transactions
Proceeds from sale of shares	25,955,934	20,581,725	216,649,260	55,263,049
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,724,976	691,418	1,697,209	44,278
	29,680,910	21,273,143	218,346,469	55,307,327
Cost of shares redeemed	(28,811,652)	(14,567,379)	(45,410,183)	(5,687,002)
Net increase (decrease) in net assets from Fund share transactions	869,258	6,705,764	172,936,286	49,620,325
Net increase (decrease) in net assets	(1,927,394)	14,731,896	160,884,628	56,973,775
Net assets at the beginning of period	49,164,091	34,432,195	69,023,116	12,049,341
Net assets at the end of period	$47,236,697	$49,164,091	$229,907,744	$69,023,116
Undistributed (Over-distribution of) net investment income at the end of period	$229,737	$—	$1,489,713	$195,341

See accompanying notes to financial statements.

116	Nuveen Investments

	Large Cap Core Plus		Large Cap Growth
	Year Ended 8/31/15	Year Ended 8/31/14	Year Ended 8/31/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$441,196	$118,815	$480,677	$212,254
Net realized gain (loss) from:
Investments and foreign currency	4,352,493	3,855,128	3,165,493	2,111,198
Common stocks sold short	(2,088,315)	(858,490)	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(10,641,409)	6,531,183	(5,886,068)	4,079,444
Common stocks sold short	4,191,336	(1,015,563)	—	—
Net increase (decrease) in net assets from operations	(3,744,699)	8,631,073	(2,239,898)	6,402,896
Distributions to Shareholders
From net investment income:
Class A Shares	—	(3,433)	(16,220)	(23,630)
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class I Shares	(73,124)	(49,932)	(134,374)	(57,393)
From accumulated net realized gains:
Class A Shares	(659,729)	(52,342)	(548,226)	(127,082)
Class C Shares	(271,761)	(6,226)	(138,909)	(11,061)
Class R3 Shares	—	—	—	—
Class I Shares	(2,273,426)	(325,555)	(1,397,584)	(223,711)
Decrease in net assets from distributions to shareholders	(3,278,040)	(437,488)	(2,235,313)	(442,877)
Fund Share Transactions
Proceeds from sale of shares	104,287,316	37,045,305	72,417,682	27,399,166
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,746,266	185,491	1,012,291	155,399
	107,033,582	37,230,796	73,429,973	27,554,565
Cost of shares redeemed	(41,665,055)	(14,474,732)	(11,813,254)	(5,686,644)
Net increase (decrease) in net assets from Fund share transactions	65,368,527	22,756,064	61,616,719	21,867,921
Net increase (decrease) in net assets	58,345,788	30,949,649	57,141,508	27,827,940
Net assets at the beginning of period	49,546,754	18,597,105	40,399,720	12,571,780
Net assets at the end of period	$107,892,542	$49,546,754	$97,541,228	$40,399,720
Undistributed (Over-distribution of) net investment income at the end of period	$474,354	$72,653	$475,127	$142,344

See accompanying notes to financial statements.

Nuveen Investments	117

Statement of Changes in Net Assets (continued)

	Large Cap Value
	Year Ended 8/31/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$4,623,760	$4,161,975
Net realized gain (loss) from:
Investments and foreign currency	34,141,370	55,318,352
Common stocks sold short	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(65,093,383)	26,870,724
Common stocks sold short	—	—
Net increase (decrease) in net assets from operations	(26,328,253)	86,351,051
Distributions to Shareholders
From net investment income:
Class A Shares	(2,455,704)	(3,906,815)
Class C Shares	(15,633)	(150,809)
Class R3 Shares	(694)	(1,124)
Class I Shares	(1,254,815)	(937,826)
From accumulated net realized gains:
Class A Shares	(31,890,375)	(27,804,434)
Class C Shares	(3,400,382)	(2,187,275)
Class R3 Shares	(13,510)	(9,947)
Class I Shares	(12,073,792)	(5,567,417)
Decrease in net assets from distributions to shareholders	(51,104,905)	(40,565,647)
Fund Share Transactions
Proceeds from sale of shares	107,631,449	79,432,777
Proceeds from shares issued to shareholders due to reinvestment of distributions	42,183,256	32,867,315
	149,814,705	112,300,092
Cost of shares redeemed	(96,509,905)	(45,279,666)
Net increase (decrease) in net assets from Fund share transactions	53,304,800	67,020,426
Net increase (decrease) in net assets	(24,128,358)	112,805,830
Net assets at the beginning of period	426,555,086	313,749,256
Net assets at the end of period	$402,426,728	$426,555,086
Undistributed (Over-distribution of) net investment income at the end of period	$4,392,053	$3,389,824

See accompanying notes to financial statements.

118	Nuveen Investments

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Nuveen Investments	119

Financial

Highlights

Concentrated Core

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015	$27.16	$0.20		$(0.14)	$0.06	$(0.02)	$(0.31)	$(0.33)	$26.89
2014	19.66	0.19		7.37	7.56	(0.04)	(0.02)	(0.06)	27.16
2013(d)	20.00	0.05		(0.39)	(0.34)	—	—	—	19.66
Class C (6/13)
2015	26.95	—	*	(0.14)	(0.14)	—	(0.31)	(0.31)	26.50
2014	19.63	0.01		7.33	7.34	—	(0.02)	(0.02)	26.95
2013(d)	20.00	—	*	(0.37)	(0.37)	—	—	—	19.63
Class I (6/13)
2015	27.20	0.27		(0.14)	0.13	(0.08)	(0.31)	(0.39)	26.94
2014	19.68	0.24		7.36	7.60	(0.06)	(0.02)	(0.08)	27.20
2013(d)	20.00	0.04		(0.36)	(0.32)	—	—	—	19.68

120	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.21%	$54,805	1.33%		0.61%		1.21%		0.72%		98%
38.46	8,315	1.85		0.15		1.22		0.77		88
(1.70)	239	5.78	**	(3.28	)**	1.21	**	1.29	**	24

(0.53)	24,583	2.08		(0.10)		1.96		0.01		98
37.39	1,508	2.65		(0.63)		1.97		0.05		88
(1.85)	117	7.21	**	(5.13	)**	1.97	**	0.11	**	24

0.47	52,955	1.07		0.84		0.96		0.95		98
38.76	8,569	1.71		0.26		0.97		1.00		88
(1.65)	1,018	8.54	**	(6.56	)**	0.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	121

Financial Highlights (continued)

Core Dividend

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015	$25.90	$0.45	$(1.15)	$(0.70)	$(0.42)	$(0.65)	$(1.07)	$24.13
2014	20.32	0.48	5.65	6.13	(0.42)	(0.13)	(0.55)	25.90
2013(d)	20.00	0.08	0.24	0.32	—	—	—	20.32
Class C (6/13)
2015	25.85	0.26	(1.15)	(0.89)	(0.23)	(0.65)	(0.88)	24.08
2014	20.28	0.29	5.66	5.95	(0.25)	(0.13)	(0.38)	25.85
2013(d)	20.00	0.04	0.24	0.28	—	—	—	20.28
Class I (6/13)
2015	25.91	0.51	(1.14)	(0.63)	(0.49)	(0.65)	(1.14)	24.14
2014	20.32	0.54	5.65	6.19	(0.47)	(0.13)	(0.60)	25.91
2013(d)	20.00	0.07	0.25	0.32	—	—	—	20.32

122	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(2.82)%	$20,601	1.37%		1.54%		1.16%		1.75%		174%
30.48	8,261	1.76		1.40		1.17		1.99		117
1.60	559	5.29	*	(2.26	)*	1.17	*	1.86	*	29

(3.55)	5,950	2.12		0.80		1.91		1.01		174
29.55	2,151	2.54		0.59		1.92		1.21		117
1.40	111	6.52	*	(3.70	)*	1.92	*	0.90	*	29

(2.57)	18,035	1.12		1.79		0.91		2.00		174
30.85	6,571	1.58		1.63		0.92		2.29		117
1.60	1,044	7.50	*	(4.86	)*	0.92	*	1.72	*	29
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	123

Financial Highlights (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
Year Ended 8/31:
2015	$31.72	$(0.26)	$1.23	$0.97	$—	$(0.08)	$(0.08)	$32.61
2014	28.72	(0.23)	4.78	4.55	—	(1.55)	(1.55)	31.72
2013(g)	29.54	0.02	(0.84)	(0.82)	—	—	—	28.72
Year Ended 7/31:
2013	26.81	(0.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
2012	27.28	(0.08)	0.93	0.85	—	(1.32)	(1.32)	26.81
2011	23.61	(0.14)	4.02	3.88	—	(0.21)	(0.21)	27.28
Class C (12/08)
Year Ended 8/31:
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
2013(g)	28.40	— **	(0.80)	(0.80)	—	—	—	27.60
Year Ended 7/31:
2013	26.04	(0.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
2012	26.75	(0.27)	0.88	0.61	—	(1.32)	(1.32)	26.04
2011	23.33	(0.34)	3.97	3.63	—	(0.21)	(0.21)	26.75
Class I (12/08)
Year Ended 8/31:
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20
2013(g)	29.93	0.03	(0.86)	(0.83)	—	—	—	29.10
Year Ended 7/31:
2013	27.06	0.07	5.06	5.13	—	(2.26)	(2.26)	29.93
2012	27.45	(0.04)	0.97	0.93	—	(1.32)	(1.32)	27.06
2011	23.71	(0.08)	4.03	3.95	—	(0.21)	(0.21)	27.45

124	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.06%	$24,821	3.76%		(1.03)%	3.53%		(0.79)%	222%
16.06	13,697	4.24		(1.53)	3.46		(0.75)	232
(2.78)	390	5.42	*	(1.73)*	3.04	*	0.65 *	12

20.39	326	13.43		(10.94)	2.62		(0.13)	292
3.75	54	7.26		(5.26)	2.31		(0.31)	67
16.44	341	6.54		(4.97)	2.10		(0.54)	62

2.28	8,087	4.52		(1.76)	4.29		(1.53)	222
15.20	4,080	5.04		(2.30)	4.21		(1.47)	232
(2.82)	138	6.24	*	(2.44)*	3.81	*	(0.01)*	12

19.53	64	10.85		(8.13)	3.47		(0.74)	292
2.90	54	8.01		(6.01)	3.06		(1.06)	67
15.57	334	7.28		(5.72)	2.85		(1.28)	62

3.29	53,559	3.52		(0.72)	3.28		(0.48)	222
16.34	16,216	4.20		(1.33)	3.27		(0.40)	232
(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		0.26	292
4.03	1,224	7.69		(5.95)	1.92		(0.17)	67
16.67	343	6.29		(4.73)	1.85		(0.29)	62

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short, enhanced custody expense and/or prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and/or Prime Broker Expenses to Average Net Assets(f)
	Class A		Class C		Class I		Class A	Class C	Class I
Year Ended 8/31:
2015	1.17%		1.19%		1.17%		0.74%	0.74%	0.75%
2014	1.12		1.11		1.12		0.72	0.74	0.78
2013(g)	1.42	*	1.46	*	1.42	*	—	—	—
Year Ended 7/31:
2013	0.84		0.89		0.89		0.26	0.32	0.32
2012	0.70		0.70		0.58		0.13	0.13	0.13
2011	0.47		0.47		0.47		0.15	0.15	0.15

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(g)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	125

Financial Highlights (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015	$21.27	$(0.32)	$0.50	$0.18	$—	$(0.06)	$(0.06)	$21.39
2014	20.53	(0.44)	1.38	0.94	—	(0.20)	(0.20)	21.27
2013(e)	20.00	(0.04)	0.57	0.53	—	—	—	20.53
Class C (6/13)
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
2013(e)	20.00	(0.08)	0.58	0.50	—	—	—	20.50
Class I (6/13)
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34
2013(e)	20.00	(0.04)	0.58	0.54	—	—	—	20.54

126	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

0.86%	$8,972	3.49%		(1.73)%	3.24%		(1.48)%	173%
4.55	7,880	3.52		(2.33)	3.26		(2.07)	187
2.65	799	3.00	*	(1.10)*	2.85	*	(0.95)*	112

0.10	1,835	4.22		(2.49)	3.97		(2.24)	173
3.77	1,768	4.28		(3.05)	4.02		(2.79)	187
2.50	157	3.90	*	(2.45)*	3.42	*	(1.97)*	112

1.09	35,162	3.21		(1.51)	2.97		(1.26)	173
4.84	32,668	3.37		(2.08)	3.08		(1.79)	187
2.70	13,184	3.04	*	(1.77)*	2.32	*	(1.05)*	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A	Class C	Class I
2015	1.04%		1.03%		1.03%		0.59%	0.58%	0.57%
2014	1.09		1.06		1.02		0.55	0.59	0.70
2013(e)	1.23	*	1.04	*	0.95	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	127

Financial Highlights (continued)

Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
Year Ended 8/31:
2015	$30.49	$0.12	$0.89	$1.01	$—	$(2.71)	$(2.71)	$28.79
2014	25.03	(0.01)	6.08	6.07	—	(0.61)	(0.61)	30.49
2013(e)	25.68	— **	(0.65)	(0.65)	—	—	—	25.03
Year Ended 7/31:
2013	21.09	0.01	4.62	4.63	(0.04)	—	(0.04)	25.68
2012	20.23	(0.02)	0.88	0.86	—	—	—	21.09
2011	17.10	0.01	3.12	3.13	—	—	—	20.23
Class C (3/06)
Year Ended 8/31:
2015	28.69	(0.09)	0.83	0.74	—	(2.71)	(2.71)	26.72
2014	23.75	(0.21)	5.76	5.55	—	(0.61)	(0.61)	28.69
2013(e)	24.38	(0.01)	(0.62)	(0.63)	—	—	—	23.75
Year Ended 7/31:
2013	20.14	(0.18)	4.42	4.24	—	—	—	24.38
2012	19.46	(0.16)	0.84	0.68	—	—	—	20.14
2011	16.57	(0.13)	3.02	2.89	—	—	—	19.46
Class R3 (3/09)
Year Ended 8/31:
2015	30.34	0.05	0.88	0.93	—	(2.71)	(2.71)	28.56
2014	24.96	(0.08)	6.07	5.99	—	(0.61)	(0.61)	30.34
2013(e)	25.62	— **	(0.66)	(0.66)	—	—	—	24.96
Year Ended 7/31:
2013	21.06	(0.03)	4.59	4.56	—	—	—	25.62
2012	20.24	(0.07)	0.89	0.82	—	—	—	21.06
2011	17.18	(0.03)	3.09	3.06	—	—	—	20.24
Class I (3/06)
Year Ended 8/31:
2015	30.86	0.21	0.89	1.10	—	(2.71)	(2.71)	29.25
2014	25.27	0.06	6.15	6.21	(0.01)	(0.61)	(0.62)	30.86
2013(e)	25.92	0.01	(0.66)	(0.65)	—	—	—	25.27
Year Ended 7/31:
2013	21.29	0.05	4.67	4.72	(0.09)	—	(0.09)	25.92
2012	20.40	0.05	0.88	0.93	(0.04)	—	(0.04)	21.29
2011	17.24	0.06	3.14	3.20	(0.04)	—	(0.04)	20.40

128	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

3.40%	$8,792	1.24%		0.38%	1.21%		0.41%	65%
24.55	15,558	1.45		(0.27)	1.22		(0.05)	41
(2.53)	13,956	1.37	*	(0.03)*	1.22	*	0.13 *	2

21.97	13,858	1.40		(0.16)	1.22		0.02	67
4.25	12,947	1.31		(0.18)	1.23		(0.09)	72
18.30	9,599	1.19		0.04	1.19		0.04	43

2.62	9,150	2.00		(0.36)	1.96		(0.33)	65
23.67	9,094	2.21		(1.01)	1.97		(0.77)	41
(2.58)	4,967	2.13	*	(0.80)*	1.97	*	(0.63)*	2

21.05	4,143	2.18		(1.02)	1.97		(0.81)	67
3.49	1,799	2.07		(0.91)	1.98		(0.82)	72
17.44	1,661	1.94		(0.70)	1.94		(0.70)	43

3.14	65	1.49		0.14	1.46		0.17	65
24.29	64	1.70		(0.52)	1.47		(0.29)	41
(2.58)	53	1.63	*	(0.28)*	1.48	*	(0.13)*	2

21.65	54	1.63		(0.28)	1.47		(0.12)	67
4.05	110	1.53		(0.42)	1.48		(0.37)	72
17.81	54	1.44		(0.14)	1.44		(0.14)	43

3.67	29,230	1.00		0.64	0.96		0.68	65
24.87	24,449	1.20		(0.01)	0.97		0.22	41
(2.51)	15,456	1.12	*	0.23 *	0.97	*	0.38 *	2

22.26	15,621	1.16		0.04	0.97		0.23	67
4.59	13,301	1.07		0.14	0.98		0.23	72
18.55	26,796	0.94		0.30	0.94		0.30	43

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	129

Financial Highlights (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015	$26.67	$0.23	$(0.69)	$(0.46)	$(0.02)	$(0.55)	$(0.57)	$25.64
2014	20.49	0.19	6.42	6.61	(0.08)	(0.35)	(0.43)	26.67
2013(d)	20.00	0.04	0.45	0.49	—	—	—	20.49
Class C (6/13)
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
2013(d)	20.00	0.01	0.45	0.46	—	—	—	20.46
Class I (6/13)
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71
2013(d)	20.00	0.03	0.47	0.50	—	—	—	20.50

130	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(1.76)%	$37,684	1.14%		0.84%		1.14%		0.84%		110%
32.63	6,726	1.26		0.69		1.17		0.78		122
2.45	457	1.54	*	0.53	*	1.17	*	0.90	*	34

(2.47)	38,591	1.89		0.09		1.89		0.09		110
31.61	4,937	1.99		(0.02)		1.92		0.06		122
2.30	143	2.31	*	(0.18	)*	1.92	*	0.21	*	34

(1.49)	153,632	0.89		1.11		0.89		1.11		110
32.92	57,360	1.01		0.93		0.92		1.02		122
2.50	11,449	1.55	*	0.07	*	0.92	*	0.69	*	34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	131

Financial Highlights (continued)

Large Cap Core Plus

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015	$26.53	$0.09	$(0.59)	$(0.50)	$—	$(1.01)	$(1.01)	$25.02
2014	20.53	0.04	6.32	6.36	(0.02)	(0.34)	(0.36)	26.53
2013(e)	20.00	0.03	0.50	0.53	—	—	—	20.53
Class C (6/13)
2015	26.33	(0.12)	(0.56)	(0.68)	—	(1.01)	(1.01)	24.64
2014	20.51	(0.13)	6.29	6.16	—	(0.34)	(0.34)	26.33
2013(e)	20.00	(0.03)	0.54	0.51	—	—	—	20.51
Class I (6/13)
2015	26.59	0.16	(0.60)	(0.44)	(0.03)	(1.01)	(1.04)	25.11
2014	20.55	0.11	6.32	6.43	(0.05)	(0.34)	(0.39)	26.59
2013(e)	20.00	0.02	0.53	0.55	—	—	—	20.55

132	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(1.99)%	$17,191	2.42%		0.12%	2.22%		0.33%		153%
31.18	7,108	2.55		(0.10)	2.28		0.17		152
2.70	456	2.38	*	0.26 *	1.99	*	0.65	*	41

(2.70)	15,962	3.18		(0.67)	2.97		(0.46)		153
30.21	3,182	3.28		(0.77)	3.03		(0.52)		152
2.60	51	3.31	*	(1.33)*	2.66	*	(0.67	)*	41

(1.76)	74,740	2.18		0.38	1.97		0.59		153
31.51	39,257	2.33		0.17	2.06		0.44		152
2.80	18,090	2.33	*	(0.30)*	1.66	*	0.37	*	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividend Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A	Class C	Class I
2015	0.44%		0.44%		0.45%		0.31%	0.31%	0.31%
2014	0.48		0.47		0.48		0.34	0.34	0.36
2013(e)	0.52	*	0.44	*	0.44	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	133

Financial Highlights (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2015	$26.34	$0.15	$(0.15)	$(0.00)	$(0.03)	$(1.03)	$(1.06)	$25.28
2014	20.59	0.17	6.03	6.20	(0.07)	(0.38)	(0.45)	26.34
2013(d)	20.00	0.05	0.54	0.59	—	—	—	20.59
Class C (6/13)
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
2014	20.56	(0.01)	6.01	6.00	—	(0.38)	(0.38)	26.18
2013(d)	20.00	— *	0.56	0.56	—	—	—	20.56
Class I (6/13)
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33
2014	20.60	0.24	6.02	6.26	(0.10)	(0.38)	(0.48)	26.38
2013(d)	20.00	0.04	0.56	0.60	—	—	—	20.60

134	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.00%	$31,442	1.24%		0.49%		1.16%		0.56%		118%
30.45	10,734	1.35		0.53		1.17		0.72		145
2.95	1,017	1.49	**	0.92	**	1.15	**	1.25	**	48

(0.74)	7,621	1.99		(0.29)		1.91		(0.22)		118
29.49	2,187	2.11		(0.22)		1.92		(0.03)		145
2.80	83	2.50	**	(0.60	)**	1.91	**	(0.02	)**	48

0.28	58,478	0.99		0.72		0.91		0.79		118
30.74	27,478	1.10		0.81		0.92		0.99		145
3.00	11,472	1.55	**	0.22	**	0.92	**	0.86	**	48
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	135

Financial Highlights (continued)

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
Year Ended 8/31:
2015	$28.36	$0.27		$(1.77)	$(1.50)	$(0.21)	$(3.07)	$(3.28)	$23.58
2014	25.15	0.31		6.09	6.40	(0.36)	(2.83)	(3.19)	28.36
2013(e)	24.31	0.03		0.81	0.84	—	—	—	25.15
Year Ended 6/30:
2013	20.03	0.29		4.29	4.58	(0.30)	—	(0.30)	24.31
2012	20.25	0.26		(0.24)	0.02	(0.24)	—	(0.24)	20.03
2011	16.11	0.21		4.15	4.36	(0.22)	—	(0.22)	20.25
Class C (8/96)
Year Ended 8/31:
2015	27.31	0.07		(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
2014	24.33	0.10		5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
2013(e)	23.54	—	**	0.79	0.79	—	—	—	24.33
Year Ended 6/30:
2013	19.41	0.12		4.15	4.27	(0.14)	—	(0.14)	23.54
2012	19.61	0.11		(0.22)	(0.11)	(0.09)	—	(0.09)	19.41
2011	15.61	0.06		4.03	4.09	(0.09)	—	(0.09)	19.61
Class R3 (8/08)
Year Ended 8/31:
2015	28.50	0.19		(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
2014	25.27	0.24		6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
2013(e)	24.43	0.02		0.82	0.84	—	—	—	25.27
Year Ended 6/30:
2013	20.14	0.24		4.30	4.54	(0.25)	—	(0.25)	24.43
2012	20.34	0.22		(0.23)	(0.01)	(0.19)	—	(0.19)	20.14
2011	16.19	0.18		4.15	4.33	(0.18)	—	(0.18)	20.34
Class I (8/96)
Year Ended 8/31:
2015	28.52	0.34		(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73
2014	25.28	0.37		6.13	6.50	(0.43)	(2.83)	(3.26)	28.52
2013(e)	24.42	0.04		0.82	0.86	—	—	—	25.28
Year Ended 6/30:
2013	20.12	0.34		4.31	4.65	(0.35)	—	(0.35)	24.42
2012	20.34	0.31		(0.24)	0.07	(0.29)	—	(0.29)	20.12
2011	16.18	0.26		4.17	4.43	(0.27)	—	(0.27)	20.34

136	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(5.75)%	$267,337	1.12%		1.01%		1.12%		1.01%		158%
27.40	294,917	1.11		1.16		1.11		1.16		153
3.50	250,052	1.25	*	0.70	*	1.25	*	0.70	*	42

23.09	282,993	1.16		1.30		1.15		1.31		153
0.19	258,324	1.16		1.33		1.16		1.33		99
27.15	295,093	1.22		1.07		1.18		1.11		78

(6.45)	31,516	1.87		0.26		1.87		0.26		158
26.47	26,628	1.86		0.41		1.86		0.41		153
3.36	17,780	2.00	*	(0.02	)*	2.00	*	(0.02	)*	42

22.10	17,174	1.91		0.54		1.90		0.55		153
(0.51)	16,644	1.91		0.58		1.91		0.58		99
26.21	17,518	1.97		0.32		1.93		0.36		78

(5.99)	232	1.37		0.73		1.37		0.73		158
27.11	135	1.36		0.92		1.36		0.92		153
3.44	87	1.50	*	0.43	*	1.50	*	0.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153
0.04	76	1.41		1.14		1.41		1.14		99
26.80	164	1.49		0.91		1.43		0.97		78

(5.52)	103,342	0.86		1.29		0.86		1.29		158
27.74	104,875	0.86		1.40		0.86		1.40		153
3.52	45,148	1.00	*	0.97	*	1.00	*	0.97	*	42

23.39	42,285	0.91		1.53		0.90		1.55		153
0.45	24,546	0.91		1.59		0.91		1.59		99
27.46	30,150	0.97		1.32		0.93		1.36		78
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the two months ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	137

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Concentrated Core Fund (“Concentrated Core”), Nuveen Core Dividend Fund (“Core Dividend”), Nuveen Equity Market Neutral Fund (“Equity Market Neutral”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Core Plus Fund (“Large Cap Core Plus”), Nuveen Large Cap Growth Fund (“Large Cap Growth”) and Nuveen Large Cap Value Fund (“Large Cap Value”), among others, and the Nuveen Investment Trust II is comprised of Nuveen Equity Long/Short Fund (“Equity Long/Short”) and Nuveen Growth Fund (“Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts on May 6, 1996 and June 27, 1997, respectively.

The end of the reporting period for the Funds is August 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Concentrated Core

Concentrated Core’s investment objective is long-term capital appreciation. The Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Sub-Adviser will focus on larger capitalization companies in the Russell 1000® Index.

Core Dividend

Core Dividend’s investment objective is total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in dividend paying equity securities. Substantially all of the equity securities in which the Fund invests will be, at the time of purchase, dividend paying securities included in the Fund’s benchmark index, the Russell 1000® Index. The Sub-Adviser generally will sell a security that discontinues dividend payments, although it is not required to do so.

Equity Long/Short

Equity Long/Short’s investment objective is to seek long-term capital appreciation with low correlation to the U.S. equity market. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. As a result, the Fund will invest significantly in large capitalization companies. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.

Equity Market Neutral

Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market. The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. The Fund implements its market neutral strategy by establishing long and

138	Nuveen Investments

short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000® Index at the time of purchase. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.

Growth

Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Large Cap Core

Large Cap Core’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that the market capitalization range will be published each year at the end of May for the reconstitution of the index that will occur each year at the end of June. The range for the 2014 reconstitution was $2.2 billion to $545 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase.

Large Cap Core Plus

Large Cap Core Plus’ investment objective is long-term capital appreciation. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that the market capitalization range will be published each year at the end of May for the reconstitution of the index that will occur each year at the end of June. The range for the 2014 reconstitution was $2.2 billion to $545 billion. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to maintain an approximate 100% net long exposure to the equity market (long market value minus short market value). However, the Fund’s long and short positions will vary in size as market opportunities change. The Fund’s long positions normally will range between 90% and 150% of the Fund’s net assets and the Fund’s short positions normally will range between 0% and 50% of the Fund’s net assets. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund’s long and/or short positions may be outside of these ranges. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, longer.

Large Cap Growth

Large Cap Growth’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that the market capitalization range will be published each year at the end of May for the reconstitution of the index that will occur each year at the end of June. The range for the 2014 reconstitution was $2.2 billion to $545 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Growth Index, at the time of purchase.

Large Cap Value

Large Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that the market capitalization range will be published each year at the end of May for the reconstitution of the index that will occur each year at the end of June. The range for the 2014 reconstitution was $2.2 billion to $545 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Value Index, at the time of purchase.

Each Fund, with the exception of Growth, may also enter into stock index futures contracts to manage cash flows into and out of the Funds.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Nuveen Investments	139

Notes to Financial Statements (continued)

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually, except Core Dividend will pay income dividends quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in

140	Nuveen Investments

netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

Nuveen Investments	141

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Concentrated Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$132,559,630	$—	$—	$132,559,630

Core Dividend
Long-Term Investments*:
Common Stocks	$44,371,215	$—	$—	$44,371,215

Equity Long/Short
Long-Term Investments*:
Common Stocks	$137,413,499	$—	$—	$137,413,499
Short-Term Investments:
Repurchase Agreements	—	3,790,915	—	3,790,915
Common Stocks Sold Short*	(69,280,980)	—	—	(69,280,980)
Total	$68,132,519	$3,790,915	$—	$71,923,434

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$43,087,203	$—	$—	$43,087,203
Short-Term Investments:
Repurchase Agreements	—	6,495,033	—	6,495,033
Common Stocks Sold Short*	(35,607,625)	—	—	(35,607,625)
Total	$7,479,578	$6,495,033	$—	$13,974,611

Growth
Long-Term Investments*:
Common Stocks	$46,378,490	$—	$—	$46,378,490
Short-Term Investments:
Repurchase Agreements	—	617,316	—	617,316
Total	$46,378,490	$617,316	$—	$46,995,806

Large Cap Core
Long-Term Investments*:
Common Stocks	$229,808,090	$—	$—	$229,808,090

Large Cap Core Plus
Long-Term Investments*:
Common Stocks	$139,890,915	$—	$—	$139,890,915
Common Stocks Sold Short*	(32,259,192)	—	—	(32,259,192)
Total	$107,631,723	$—	$—	$107,631,723

Large Cap Growth
Long-Term Investments*:
Common Stocks	$97,321,855	$—	$—	$97,321,855
Short-Term Investments:
Repurchase Agreements	—	167,795	—	167,795
Total	$97,321,855	$167,795	$—	$97,489,650

Large Cap Value
Long-Term Investments*:
Common Stocks	$401,265,402	$—	$—	$401,265,402
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as

142	Nuveen Investments

approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	143

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Equity Long/Short	Fixed Income Clearing Corporation	$3,790,915	$(3,790,915)	$—
Equity Market Neutral	Fixed Income Clearing Corporation	6,495,033	(6,495,033)	—
Growth	Fixed Income Clearing Corporation	617,316	(617,316)	—
Large Cap Growth	Fixed Income Clearing Corporation	167,795	(167,795)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

Equity Long/Short, Equity Market Neutral and Large Cap Core Plus each pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on common stocks sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of common stocks sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from common stocks sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds, which are recognized as “Prime broker expenses” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

144	Nuveen Investments

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 8/31/15		Year Ended 8/31/14
Concentrated Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,372,515	$66,296,117	336,270	$8,238,842
Class C	904,844	25,204,557	54,938	1,357,071
Class I	3,011,031	84,301,612	296,619	7,401,719
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,900	322,682	221	5,148
Class C	2,005	53,670	7	153
Class I	21,028	576,457	180	4,179
	6,323,323	176,755,095	688,235	17,007,112
Shares redeemed:
Class A	(652,505)	(18,271,599)	(42,443)	(1,069,629)
Class C	(35,199)	(993,597)	(4,964)	(124,805)
Class I	(1,381,414)	(39,096,480)	(33,480)	(852,987)
	(2,069,118)	(58,361,676)	(80,887)	(2,047,421)
Net increase (decrease)	4,254,205	$118,393,419	607,348	$14,959,691

	Year Ended 8/31/15		Year Ended 8/31/14
Core Dividend	Shares	Amount	Shares	Amount
Shares sold:
Class A	677,046	$17,471,941	416,876	$9,764,323
Class C	181,535	4,712,492	81,299	1,891,540
Class I	577,577	14,930,446	220,056	5,367,974
Shares issued to shareholders due to reinvestment of distributions:
Class A	23,140	583,565	4,467	106,813
Class C	4,942	123,819	557	13,370
Class I	18,711	472,612	1,410	34,396
	1,482,951	38,294,875	724,665	17,178,416
Shares redeemed:
Class A	(165,390)	(4,215,173)	(129,948)	(3,203,272)
Class C	(22,582)	(573,886)	(4,132)	(102,457)
Class I	(102,674)	(2,603,063)	(19,235)	(471,636)
	(290,646)	(7,392,122)	(153,315)	(3,777,365)
Net increase (decrease)	1,192,305	$30,902,753	571,350	$13,401,051

	Year Ended 8/31/15		Year Ended 8/31/14
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	593,954	$19,697,958	811,295	$24,840,498
Class C	154,640	4,862,175	149,104	4,385,988
Class I	1,493,850	50,150,549	513,818	16,220,815
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,069	35,095	5,838	177,757
Class C	428	13,356	2,488	72,488
Class I	2,217	73,967	5,074	156,803
	2,246,158	74,833,100	1,487,617	45,854,349
Shares redeemed:
Class A	(265,615)	(8,676,903)	(398,923)	(12,433,930)
Class C	(27,632)	(861,007)	(21,431)	(631,302)
Class I	(385,716)	(13,041,983)	(178,739)	(5,461,741)
	(678,963)	(22,579,893)	(599,093)	(18,526,973)
Net increase (decrease)	1,567,195	$52,253,207	888,524	$27,327,376

Nuveen Investments	145

Notes to Financial Statements (continued)

	Year Ended 8/31/15		Year Ended 8/31/14
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	290,690	$6,267,867	860,291	$18,329,244
Class C	31,840	679,574	90,246	1,918,904
Class I	1,037,896	22,343,491	1,145,579	24,450,062
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,323	29,023	1,559	33,527
Class C	285	6,179	371	7,954
Class I	3,611	79,505	1,698	36,535
	1,365,645	29,405,639	2,099,744	44,776,226
Shares redeemed:
Class A	(242,965)	(5,189,127)	(530,276)	(11,217,497)
Class C	(28,783)	(613,845)	(14,436)	(304,501)
Class I	(937,711)	(20,264,907)	(257,987)	(5,480,347)
	(1,209,459)	(26,067,879)	(802,699)	(17,002,345)
Net increase (decrease)	156,186	$3,337,760	1,297,045	$27,773,881

	Year Ended 8/31/15		Year Ended 8/31/14
Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	88,331	$2,648,878	179,196	$4,987,194
Class C	60,647	1,685,644	152,552	4,022,432
Class R3	202	6,079	—	—
Class I	702,991	21,615,333	401,076	11,572,099
Shares issued to shareholders due to reinvestment of distributions:
Class A	19,192	547,540	10,821	293,357
Class C	21,812	580,653	3,318	85,086
Class R3	—	—	—	—
Class I	89,761	2,596,783	11,420	312,975
	982,936	29,680,910	758,383	21,273,143
Shares redeemed:
Class A	(312,365)	(9,489,916)	(237,482)	(6,713,265)
Class C	(57,044)	(1,590,577)	(48,016)	(1,279,831)
Class R3	(52)	(1,559)	—	—
Class I	(585,673)	(17,729,600)	(231,962)	(6,574,283)
	(955,134)	(28,811,652)	(517,460)	(14,567,379)
Net increase (decrease)	27,802	$869,258	240,923	$6,705,764

	Year Ended 8/31/15		Year Ended 8/31/14
Large Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,442,539	$38,956,437	340,195	$8,223,349
Class C	1,448,568	38,899,575	183,096	4,436,235
Class I	5,124,457	138,793,248	1,697,984	42,603,465
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,276	268,128	1,066	24,114
Class C	7,729	199,577	457	10,208
Class I	46,821	1,229,504	439	9,956
	8,080,390	218,346,469	2,223,237	55,307,327
Shares redeemed:
Class A	(235,480)	(6,350,713)	(111,403)	(2,794,661)
Class C	(118,466)	(3,164,057)	(4,320)	(107,347)
Class I	(1,338,334)	(35,895,413)	(109,580)	(2,784,994)
	(1,692,280)	(45,410,183)	(225,303)	(5,687,002)
Net increase (decrease)	6,388,110	$172,936,286	1,997,934	$49,620,325

146	Nuveen Investments

	Year Ended 8/31/15		Year Ended 8/31/14
Large Cap Core Plus	Shares	Amount	Shares	Amount
Shares sold:
Class A	874,874	$23,363,281	596,669	$14,040,983
Class C	542,240	14,308,551	126,022	3,036,506
Class I	2,509,047	66,615,484	805,840	19,967,816
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,523	658,502	2,380	54,474
Class C	10,641	271,761	236	5,384
Class I	70,105	1,816,003	5,464	125,633
	4,032,430	107,033,582	1,536,611	37,230,796
Shares redeemed:
Class A	(481,277)	(12,670,678)	(353,364)	(8,811,627)
Class C	(25,955)	(670,827)	(7,915)	(198,314)
Class I	(1,079,281)	(28,323,550)	(215,146)	(5,464,791)
	(1,586,513)	(41,665,055)	(576,425)	(14,474,732)
Net increase (decrease)	2,445,917	$65,368,527	960,186	$22,756,064

	Year Ended 8/31/15		Year Ended 8/31/14
Large Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	959,396	$25,308,076	556,355	$12,871,241
Class C	261,754	6,906,543	83,787	1,954,686
Class I	1,508,405	40,203,063	503,164	12,573,239
Shares issued to shareholders due to reinvestment of distributions:
Class A	19,074	481,971	6,320	143,696
Class C	2,262	56,594	241	5,437
Class I	18,658	473,726	275	6,266
	2,769,549	73,429,973	1,150,142	27,554,565
Shares redeemed:
Class A	(142,352)	(3,752,445)	(204,534)	(5,108,915)
Class C	(42,218)	(1,102,348)	(4,495)	(108,734)
Class I	(259,650)	(6,958,461)	(18,670)	(468,995)
	(444,220)	(11,813,254)	(227,699)	(5,686,644)
Net increase (decrease)	2,325,329	$61,616,719	922,443	$21,867,921

Nuveen Investments	147

Notes to Financial Statements (continued)

	Year Ended 8/31/15		Year Ended 8/31/14
Large Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,172,532	$30,517,179	538,283	$13,947,182
Class A – automatic conversion of Class B shares	—	—	11,382	284,664
Class B – exchanges	—	—	365	8,721
Class C	554,774	14,010,964	315,220	7,989,393
Class R3	6,826	170,216	1,375	36,418
Class I	2,408,463	62,933,090	2,108,965	57,166,399
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,149,064	28,468,365	1,052,056	26,162,746
Class B	—	—	599	14,310
Class C	109,023	2,575,721	78,409	1,872,804
Class I	446,008	11,139,170	192,451	4,817,455
	5,846,690	149,814,705	4,299,105	112,300,092
Shares redeemed:
Class A	(1,382,590)	(35,629,587)	(1,142,606)	(30,000,384)
Class B	—	—	(17,155)	(444,092)
Class B – automatic conversion to Class A shares	—	—	(11,816)	(284,664)
Class C	(244,176)	(6,062,351)	(149,422)	(3,807,070)
Class R3	(1,784)	(46,538)	(59)	(1,554)
Class I	(2,176,486)	(54,771,429)	(410,142)	(10,741,902)
	(3,805,036)	(96,509,905)	(1,731,200)	(45,279,666)
Net increase (decrease)	2,041,654	$53,304,800	2,567,905	$67,020,426

5. Investment Transactions

Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period, were as follows:

	Concentrated Core	Core Dividend	Equity Long/ Short	Equity Market Neutral	Growth
Purchases	$214,294,545	$90,474,671	$397,560,943	$154,073,294	$32,783,146
Sales	93,539,976	59,999,531	351,614,342	146,883,219	33,462,924

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Purchases	$361,339,816	$311,972,685	$147,728,178	$706,615,600
Sales	186,102,858	247,554,089	86,582,046	699,558,188

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

148	Nuveen Investments

As of August 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short), as determined on a federal income tax basis, were as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Cost of investments	$140,314,369	$46,511,573	$143,699,971	$51,662,953	$40,211,761
Gross unrealized:
Appreciation	$3,452,202	$1,674,672	$5,531,267	$2,409,881	$8,574,467
Depreciation	(11,206,941)	(3,815,030)	(8,026,824)	(4,490,598)	(1,790,422)
Net unrealized appreciation (depreciation) of investments	$(7,754,739)	$(2,140,358)	$(2,495,557)	$(2,080,717)	$6,784,045

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Cost of investments	$239,654,439	$144,694,231	$99,530,007	$416,339,633
Gross unrealized:
Appreciation	$9,277,272	$8,003,342	$4,716,119	$24,766,999
Depreciation	(19,123,621)	(12,806,658)	(6,756,476)	(39,841,230)
Net unrealized appreciation (depreciation) of investments	$(9,846,349)	$(4,803,316)	$(2,040,357)	$(15,074,231)

Permanent differences, primarily due to investments in short sales, real estate investment trust adjustments, investments in partnerships and tax equalization resulted in reclassifications among the Funds’ components of net assets as of August 31, 2015, the Funds’ tax year end, as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Capital paid-in	$—	$1	$(291,765)	$(271,672)	$1,128,263
Undistributed (Over-distribution of) net investment income	—	(2,453)	367,989	304,364	—
Accumulated net realized gain (loss)	—	2,452	(76,224)	(32,692)	(1,128,263)

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Capital paid-in	$282,654	$—	$—	$3,067,906
Undistributed (Over-distribution of) net investment income	(4,351)	33,629	2,700	105,315
Accumulated net realized gain (loss)	(278,303)	(33,629)	(2,700)	(3,173,221)

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2015, the Funds’ tax year end, were as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Undistributed net ordinary income[1]	$4,509,573	$585,303	$—	$—	$840,946
Undistributed net long-term capital gains	835,142	140,642	—	369,761	4,709,920

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Undistributed net ordinary income[1]	$3,893,593	$1,480,675	$2,090,022	$13,676,336
Undistributed net long-term capital gains	1,239,710	2,393,002	1,755,290	23,353,667
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2015 and August 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Distributions from net ordinary income[1]	$923,688	$1,211,713	$—	$47,365	$68,225
Distributions from net long-term capital gains	69,574	37,745	123,104	99,835	4,368,689

2015	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Distributions from net ordinary income[1]	$2,448,979	$3,149,388	$2,228,618	$35,484,644
Distributions from net long-term capital gains	72,389	128,652	6,695	15,620,261

Nuveen Investments	149

Notes to Financial Statements (continued)

2014	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Distributions from net ordinary income[1]	$13,704	$191,604	$4,470	$187,398	$139,544
Distributions from net long-term capital gains	—	181	408,065	—	744,523

2014		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Distributions from net ordinary income[1]		$316,087	$437,488	$442,877	$20,131,762
Distributions from net long-term capital gains		—	—	—	20,433,885
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of August 31, 2015, the Funds’ tax year end, the Funds did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains.

The following Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Equity Long/Short	Equity Market Neutral
Post-October capital losses[2]	$417,869	$—
Late-year ordinary losses[3]	180,487	304,747
[2]	Capital losses incurred from November 1, 2014 through August 31, 2015, the Funds’ tax year end.
[3]	Ordinary losses incurred from January 1, 2015 through August 31, 2015, and/or specified losses incurred from November 1, 2014 through August 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
For the first $125 million	0.6500%	0.5500%	1.1000%	1.1000%	0.5000%	0.5500%	1.0000%	0.5500%	0.5500%
For the next $125 million	0.6375	0.5375	1.0875	1.0875	0.4875	0.5375	0.9875	0.5375	0.5375
For the next $250 million	0.6250	0.5250	1.0750	1.0750	0.4750	0.5250	0.9750	0.5250	0.5250
For the next $500 million	0.6125	0.5125	1.0625	1.0625	0.4625	0.5125	0.9625	0.5125	0.5125
For the next $1 billion	0.6000	0.5000	1.0500	1.0500	0.4500	0.5000	0.9500	0.5000	0.5000
For net assets over $2 billion	0.5750	0.4750	1.0250	1.0250	0.4250	0.4750	0.9250	0.4750	0.4750

150	Nuveen Investments

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2015, the complex-level fee for each Fund was 0.1643%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividends expense on securities sold short and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Concentrated Core	1.00%	December 31, 2016	N/A
Core Dividend	0.95	December 31, 2016	N/A
Equity Long/Short	1.40	December 31, 2016	N/A
Equity Market Neutral	1.40	December 31, 2016	N/A
Growth	1.00	September 30, 2016	1.40%
Large Cap Core	0.95	December 31, 2016	N/A
Large Cap Core Plus	1.25	December 31, 2016	N/A
Large Cap Growth	0.95	December 31, 2016	N/A
Large Cap Value	N/A	N/A	1.20

N/A – Not applicable.

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Sales charges collected (Unaudited)	$353,115	$207,599	$192,715	$57,516	$35,290
Paid to financial intermediaries (Unaudited)	309,926	181,646	174,027	52,273	30,872

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Sales charges collected (Unaudited)		$446,709	$147,389	$187,159	$258,812
Paid to financial intermediaries (Unaudited)		394,211	129,960	169,645	229,406

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Nuveen Investments	151

Notes to Financial Statements (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Commission advances (Unaudited)	$241,599	$43,022	$89,008	$22,600	$11,000

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Commission advances (Unaudited)		$395,548	$134,206	$109,021	$131,281

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
12b-1 fees retained (Unaudited)	$110,074	$30,691	$36,690	$10,296	$21,856

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
12b-1 fees retained (Unaudited)		$211,596	$93,630	$40,408	$96,698

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
CDSC retained (Unaudited)	$1,727	$661	$1,939	$986	$918

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
CDSC retained (Unaudited)		$9,450	$2,221	$2,025	$7,056

As of the end of the reporting period, Nuveen owned shares of the following Funds, as follows:

	Core Dividend	Growth	Large Cap Value
Class A Shares	2,013	—	—
Class C Shares	2,015	—	—
Class R3 Shares	N/A	2,125	2,126
Class I Shares	36,228	—	—

N/A – Fund does not offer share class.

8. Borrowing Arrangements

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2014, Large Cap Core and Large Cap Value utilized $781,666 and $1,014,667, respectively, of the Unsecured Credit Line at an annualized interest rate of 1.34% on its respective outstanding balance. The remaining Funds in this report did not draw on this Unsecured Credit Line during the current fiscal period.

During July 2015, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. This credit agreement replaces the Unsecured Credit Line described above. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed.

152	Nuveen Investments

Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

10. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

Nuveen Investments	153

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2015.

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Long-Term Capital Gain Distributions	$69,574	$37,745	$123,104	$99,835	$5,496,951	$355,043	$128,652	$6,695	$18,688,168

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Concentrated Core	Core Dividend	Equity Market Neutral	Growth	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
% QDI	38%	40%	100%	100%	34%	33%	24%	21%
% DRD	39%	40%	100%	100%	34%	33%	24%	21%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

154	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	155

Glossary of Terms Used in this Report (Unaudited) (continued)

MSCI Emerging Markets Index: A free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

156	Nuveen Investments

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In

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considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Concentrated Core Fund (the “Concentrated Core Fund”), Nuveen Core Dividend Fund (the “Core Dividend Fund”), Nuveen Equity Market Neutral Fund (the “Market Neutral Fund”), Nuveen Large Cap Core Fund (the “Large Cap Core Fund”), Nuveen Large Cap Core Plus Fund (the “Large Cap Core Plus Fund”) and Nuveen Large Cap Growth Fund (the “Large Cap Growth Fund”), which did not exist for part of the foregoing time frame). In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For the Large Cap Growth Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile and outperformed its benchmark in the one-year period. The Board also noted, however, that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

For Nuveen Growth Fund (the “Growth Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period and the third quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the three- and five-year periods, it outperformed its benchmark in the one-year period.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

For Nuveen Large Cap Value Fund (the “Large Cap Value Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one- and three-year periods and the second quartile in the five-year period and, although the Fund underperformed its benchmark in the five-year period, it outperformed its benchmark in the one- and three-year periods.

For the Core Dividend Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile and outperformed its benchmark in the one-year period. The Board also noted, however, that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

For the Large Cap Core Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile and outperformed its benchmark in the one-year period. The Board also noted, however, that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

For the Large Cap Core Plus Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile and outperformed its benchmark in the one-year period. The Board also noted, however, that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

For the Market Neutral Fund, the Board noted that the Fund ranked in its Performance Peer Group in the second quartile and outperformed its benchmark in the one-year period. The Board also noted, however, that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

For Nuveen Equity Long/Short Fund (the “Equity Long/Short Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, it ranked in the first quartile in each of such periods.

For the Concentrated Core Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile and outperformed its benchmark in the one-year period. The Board also noted, however, that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Large Cap Core Plus Fund had a higher net management fee than the peer average but a net expense ratio below the peer average, and the Concentrated Core Fund, the Core Dividend Fund, the Equity Long/Short Fund, the Market Neutral Fund, the Growth Fund, the Large Cap Core Fund, the Large Cap Growth Fund and the Large Cap Value Fund each had a net management fee and a net expense ratio below or in line with its peer averages.

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Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to

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upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through the adoption of temporary and/or permanent expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the

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Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	195
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	195

164	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	195
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195

Nuveen Investments	165

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	195
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	196
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196

166	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	196
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	196
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	196
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

Nuveen Investments	167

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

168	Nuveen Investments

Notes

Nuveen Investments	169

Notes

170	Nuveen Investments

Notes

Nuveen Investments	171

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NLCES-0815D        11044-INV-Y-10/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP & KPMG LLP, the Funds’ auditors, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP & KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended August 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Concentrated Core Fund	15,500	0	0	0
Nuveen Core Dividend Fund	15,500	0	0	0
Nuveen Equity Market Neutral Fund	15,500	0	0	0
Nuveen Large Cap Value Fund	15,500	0	0	0
Nuveen Intelligent Risk Conservative Allocation Fund	21,155	0	2,681	0
Nuveen Intelligent Risk Growth Allocation Fund	21,157	0	2,681	0
Nuveen Intelligent Risk Moderate Allocation Fund	21,159	0	2,681	0
Nuveen Large Cap Core Fund	15,500	0	0	0
Nuveen Large Cap Growth Fund	15,500	0	0	0
Nuveen Large Cap Core Plus Fund	15,500	0	0	0

Total	$171,971	$0	$8,042	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Concentrated Core Fund	0%	0%	0%	0%
Nuveen Core Dividend Fund	0%	0%	0%	0%
Nuveen Equity Market Neutral Fund	0%	0%	0%	0%
Nuveen Large Cap Value Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Growth Allocation Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Moderate Allocation Fund	0%	0%	0%	0%
Nuveen Large Cap Core Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Fund	0%	0%	0%	0%
Nuveen Large Cap Core Plus Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Concentrated Core Fund	15,500 [5]	0	0	0
Nuveen Core Dividend Fund	15,500 [5]	0	0	0
Nuveen Equity Market Neutral Fund	15,500 [5]	0	0	0
Nuveen Large Cap Value Fund	15,500 [5]	0	0	0
Nuveen Intelligent Risk Conservative Allocation Fund	20,496	0	2,795	0
Nuveen Intelligent Risk Growth Allocation Fund	20,501	0	2,961	0
Nuveen Intelligent Risk Moderate Allocation Fund	20,500	0	3,007	0
Nuveen Large Cap Core Fund	15,500 [5]	0	0	0
Nuveen Large Cap Growth Fund	15,500 [5]	0	0	0
Nuveen Large Cap Core Plus Fund	15,500 [5]	0	0	0

Total	$169,997	$0	$8,763	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	2014 “Audit Fees” are restated to include an additional $500 in fees not previously included.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Concentrated Core Fund	0%	0%	0%	0%
Nuveen Core Dividend Fund	0%	0%	0%	0%
Nuveen Equity Market Neutral Fund	0%	0%	0%	0%
Nuveen Large Cap Value Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Growth Allocation Fund	0%	0%	0%	0%
Nuveen Intelligent Risk Moderate Allocation Fund	0%	0%	0%	0%
Nuveen Large Cap Core Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Fund	0%	0%	0%	0%
Nuveen Large Cap Core Plus Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Concentrated Core Fund	0	0	0	0
Nuveen Core Dividend Fund	0	0	0	0
Nuveen Equity Market Neutral Fund	0	0	0	0
Nuveen Large Cap Value Fund	0	0	0	0
Nuveen Intelligent Risk Conservative Allocation Fund	2,681	0	0	2,681
Nuveen Intelligent Risk Growth Allocation Fund	2,681	0	0	2,681
Nuveen Intelligent Risk Moderate Allocation Fund	2,681	0	0	2,681
Nuveen Large Cap Core Fund	0	0	0	0
Nuveen Large Cap Growth Fund	0	0	0	0
Nuveen Large Cap Core Plus Fund	0	0	0	0

Total	$8,042	$0	$0	$8,043

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Concentrated Core Fund	0	0	0	0
Nuveen Core Dividend Fund	0	0	0	0
Nuveen Equity Market Neutral Fund	0	0	0	0
Nuveen Large Cap Value Fund	0	0	0	0
Nuveen Intelligent Risk Conservative Allocation Fund	2,795	0	0	2,795
Nuveen Intelligent Risk Growth Allocation Fund	2,961	0	0	2,961
Nuveen Intelligent Risk Moderate Allocation Fund	3,007	0	0	3,007
Nuveen Large Cap Core Fund	0	0	0	0
Nuveen Large Cap Growth Fund	0	0	0	0
Nuveen Large Cap Core Plus Fund	0	0	0	0

Total	$8,763	$0	$0	$8,763

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 5, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 5, 2015